As filed with the Securities and Exchange Commission on May 30, 1997 Securities Act File No. 333-15035
Investment Company Act File No. 811-7887

==============================================================================
                   U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                            ----------------------


                                   FORM N-2
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        Pre-Effective Amendment No. 2
/ /                     Post-Effective Amendment No.
                                    and/or
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                               Amendment No. 2

                         ------------------------------
                        MERRILL LYNCH KECALP L.P. 1997
              (Exact name of registrant as specified in charter)

                        ------------------------------
                     World Financial Center - South Tower
                              225 Liberty Street
                        New York, New York 10080-6123
                   (Address of principal executive offices)

       Registrant Telephone Number, including Area Code: (212) 236-7302

                                 KECALP INC.
                     World Financial Center - North Tower
                               250 Vesey Street
                        New York, New York 10281-1334
                            Attn: Mark B. Goldfus
                   (Name and address of agent for service)

                       -----------------------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /


-------------------

     The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant files a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said
Section 8(a), may determine.

=============================================================================



                       Merrill Lynch KECALP L. P. 1997

                            CROSS REFERENCE SHEET

              Between Items of Registration Statement (Form N-2)
                                and Prospectus


                           Pursuant to Rule 404 (c)

     PARTS A and B

     Item
     No.            Caption                  Location in Prospectus
                    -------                  ----------------------

     1.   Outside Front Cover...... Outside Front Cover
     2.   Inside Front and Outside
           Back Cover Page......... Inside Front and Outside Back Cover Page
     3.   Fee Table and Synopsis... Prospectus Summary; Fund Expenses
     4.   Financial Highlights..... Not Applicable
     5.   Plan of Distribution..... Outside Front Cover; Offering and Sale of
                                    Units
     6.   Selling Shareholders..... Not Applicable
     7.   Use of Proceeds.......... The Partnership; Investment Objective and
                                    Policies
     8.   General Description of
          the Registrant........... Cover Page of Prospectus;  The
                                    Partnership; Risk and Other Important
                                    Factors; Investment Objective and
                                    Policies; Fiduciary Responsibility of the
                                    General Partner;
                                    Summary of the Partnership Agreement

     9.   Management..............  Fiduciary Responsibility of the General
                                    Partner; The General Partner and Its
                                    Affiliates; Summary of the Partnership
                                    Agreement
     10.  Capital Stock, Long-Term
           Debt, and
           Other Securities.......  Summary of the Partnership Agreement;
                                    Transferability of the Units
     11.  Defaults and Arrears on
           Senior Securities......  Not Applicable
     12.  Legal Proceedings.......  Not Applicable
     13.  Table of Contents of the
           Statement
           of Additional..........  Not Applicable
     14.  Cover Page..............  Not Applicable
     15.  Table of Contents.......  Not Applicable
     16.  General Information
           and History............  Not Applicable
     17.  Investment Objective
           and Policies...........  Investment Objective and Policies
     18.  Management..............  Fiduciary Responsibility of the General
                                    Partner; The General Partner and Its
                                    Affiliates; Summary of the Partnership
                                    Agreement
     19.  Control Persons and
           Principal Holders
           of Securities.........   Cover Page; The General Partner and Its
                                    Affiliates
     20.  Investment Advisory and
           Other Services........   The General Partner and Its Affiliates
     21.  Brokerage Allocation
           and Other Practices...   Not Applicable
     22.  Tax Status.............   Tax Aspects of Investment in the
                                    Partnership
     23.  Financial Statements...   Financial Statements


PART C


     Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.


Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.



                            SUBJECT TO COMPLETION
                  PRELIMINARY PROSPECTUS DATED MAY 30, 1997


                                 $250,000,000
                250,000 UNITS OF LIMITED PARTNERSHIP INTEREST
                        MERRILL LYNCH KECALP L.P. 1997
$1,000 PER UNIT                           MINIMUM INVESTMENT 5 UNITS ($5,000)
     Merrill Lynch KECALP L.P. 1997 (the "Partnership") hereby offers 250,000 units of limited partnership interest (the "Units") in the Partnership to certain employees of Merrill Lynch & Co., Inc. ("ML & Co.") and its subsidiaries and to non-employee directors of ML & Co. ("Eligible Investors"). Units are also being offered to ML & Co. for purchase in connection with a deferred compensation program of ML & Co. for certain of its key employees. The Partnership's principal offices are at South Tower, World Financial Center, 225 Liberty Street, New York, New York 10080-6123 and its telephone number is (212) 236-7302. KECALP Inc., a wholly-owned subsidiary of ML & Co., is the general partner (the "General Partner") of the Partnership. The Partnership will operate as a non-diversified, closed-end investment company of the management type. The General Partner has obtained an order from the Securities and Exchange Commission exempting the Partnership, as an "employees' securities company", from certain provisions of the Investment Company Act of 1940. See "Exemptions from the Investment Company Act of 1940".


     The investment objective of the Partnership is to seek long-term capital appreciation. It is expected that a significant portion of the proceeds of this offering will be invested in privately-offered equity investments in U.S. and non-U.S. issuers. The Partnership's investments may include securities issued in leveraged buyout transactions, financings of companies in an early stage of development, investments in growth equities
and transactions   involving  financial  restructurings  or
recapitalizations of operating companies, as described herein. Investments may also be made in real estate opportunities. Investments in non-U.S. issuers may include opportunities in both emerging markets and developed countries. The Partnership's investments may be made directly or through the purchase of interests in other funds. The Partnership may make other investments in equity and fixed income securities that the General Partner considers appropriate in terms of their potential for long-term capital appreciation. The Partnership's investment policies involve a very high degree of risk. See "Investor Suitability Standards", "Conflicts of Interest", "Risk and
Other Important Factors" and "Investment Objective and Policies". The Partnership may borrow funds for investment in securities, which would have the effect of leveraging the Units. See "Investment Objective and Policies Leverage".


     The Units are being offered by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") on a "best efforts" basis. Eligible Investors must submit completed subscription documents not later than July , 1997, or such other subsequent date, not later than August , 1997, as MLPF&S and the General Partner may agree upon. Subsequent to such date, the General Partner will advise such investors as to whether their subscriptions have been accepted and thereupon MLPF&S shall promptly debit funds from accepted investors' accounts for payment into
the Partnership's escrow account. The General Partner will also advise prospective investors of the termination date of the offering (the "Offering Termination Date"). If subscriptions (including subscriptions of ML & Co.) for 40,000 Units have not been received by the Offering Termination Date, no Units will be sold. Funds paid by subscribers will be deposited in a bank escrow account and held in trust for the benefit of subscribers, and, if the required minimum is not obtained or other conditions not satisfied, will be refunded promptly with interest, if any. Subscriptions deposited in the escrow account may not be terminated or withdrawn by subscribers. See "Offering and Sale of Units".

                          ------------------------
This Prospectus sets forth concisely information about the Partnership that a
prospective investor ought  to know before investing.   Investors are advised
to read this Prospectus and retain it for future reference.

                          ------------------------
      THE UNITS ARE A SPECULATIVE INVESTMENT AND THIS OFFERING INVOLVES
          VARIOUS SUBSTANTIAL RISKS AS DESCRIBED IN THIS PROSPECTUS.
                           ------------------------

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
     EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE
          SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
              COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
                 THIS PROSPECTUS.  ANY REPRESENTATION TO THE
                       CONTRARY IS A CRIMINAL OFFENSE.


                             PRICE TO PUBLIC      SALES LOAD(1)    PROCEEDS TO PARTNERSHIP(2)
----------------------------------------------------------------------------------------------
Per Unit  . . . . . . . .      $      1,000             --                    $      1,000
Total Minimum . . . . . .     $   40,000,000            --                   $   40,000,000
Total Maximum . . . . . .       $250,000,000            --                     $250,000,000

                                                     (footnotes on next page)
                             MERRILL LYNCH & CO.

                           ----------------------
                 THE DATE OF THIS PROSPECTUS IS MAY   , 1997.


(Continued from cover page)

(1) No sales commission will be charged purchasers of Units. The General Partner has agreed to indemnify MLPF&S against certain liabilities, including liabilities under the Securities Act of 1933. See "Offering and Sale of Units".
(2) Before deducting organizational and offering expenses payable by the Partnership, estimated at $400,000 but not exceeding 1% of the proceeds of the offering. The General Partner will bear the remaining costs, if any, of forming the Partnership and registering the Units under the Securities Act of 1933 and the securities laws of various states.

     NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION AND REPRESENTATIONS MUST NOT BE RELIED UPON. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER.

     UNTIL AUGUST , 1997, ALL DEALERS EFFECTING TRANSACTIONS IN THE UNITS, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A CURRENT COPY OF THIS PROSPECTUS. THIS IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS.


                        INVESTOR SUITABILITY STANDARDS

     Only employees of ML & Co. and its subsidiaries and non-employee directors of ML & Co. who meet the suitability standards described below ("Eligible Investors"), together with ML & Co., will be eligible to purchase Units. THE PURCHASE OF UNITS INVOLVES SIGNIFICANT RISKS AND UNITS ARE NOT A SUITABLE INVESTMENT FOR ALL QUALIFIED INVESTORS. See "Risk and Other Important Factors".

     1. Substantial Means and Net Worth. The purchase of Units is suitable only for those persons who have no need for liquidity in this investment and who have adequate means of providing for their current needs and contingencies. Accordingly, no Units will be sold to an employee of ML & Co. or its subsidiaries or a non-employee director of ML & Co. unless such investor (i) in the case of employees of ML & Co. or its subsidiaries, has a current annual salary in an amount which, together with bonus received from ML & Co. or its subsidiaries in respect of 1996, equals at least $100,000 or, if employed for less than a full calendar year, is employed with an annualized gross income from ML & Co. or its subsidiaries of at least $100,000, or (ii) in the case of non-employee directors of ML & Co., (a) has a net worth (exclusive of homes, home furnishings, personal automobiles and the amount to be invested in Units) of not less than $125,000 in excess of the price of the Units for which such investor has subscribed, or (b) has a net worth (exclusive of homes, home furnishings, personal automobiles and the amount to be invested in Units) of not less than $100,000 in excess of the price of the Units for which such investor has subscribed and expects to have during each of the current and the next three taxable years, gross income from all sources in excess of $100,000. Investors will be required to represent in writing in the Subscription Agreement that they meet the applicable requirements. Investors who can make such representation, together with ML & Co., are hereinafter referred to as "Qualified Investors". CERTAIN MAXIMUM PURCHASE RESTRICTIONS HAVE BEEN IMPOSED ON QUALIFIED INVESTORS. SEE "OFFERING AND SALE OF UNITS MAXIMUM PURCHASE BY QUALIFIED INVESTORS".


     2. Ability and Willingness to Accept Risks. The economic benefit from an investment in the Partnership depends on many factors beyond the control of the General Partner, including general economic conditions, changes in governmental regulation, inflation, tax treatment of portfolio investments and resale value of such investments. See "Risk and Other Important Factors". Accordingly, the suitability for any Qualified Investor of a purchase of Units will depend on, among other things, such investor's investment objectives and such investor's ability to accept speculative risks.


     3. Ability to Accept Limitations on Transferability. PURCHASERS OF UNITS SHOULD VIEW THEIR INTEREST IN THE PARTNERSHIP AS A LONG-TERM, ILLIQUID INVESTMENT. Limited partners may not be able to liquidate their investment in the event of emergency or for any other reason because there is not any public market for Partnership Units and there are restrictions contained in the Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement"), the form of which is attached as Exhibit A to this Prospectus, which are intended to prevent the development of a public market for Units. Moreover, the transferability of Units is subject to certain restrictions in the Partnership Agreement and may be affected by restrictions on resales imposed by the laws of some states. See "Transferability of Units".



                           SUMMARY OF THE OFFERING

     The summary information below should be read in conjunction with the detailed information provided elsewhere in this Prospectus.

INTRODUCTION:                 The  Partnership  is designed  as  a convenient
                              vehicle  for  Qualified  Investors  to  acquire
                              interests in a portfolio of varied investments.
                              It is  expected that  a significant  portion of
                              the   Partnership's    investments   will    be
                              privately-offered equity investments  that have
                              been   made  available  to  ML  &  Co.  or  its
                              affiliates and  are generally not  available to
                              individuals.    See "Investment  Objective  and
                              Policies".

THE OFFERING:                 250,000 units  of limited  partnership interest
                              in the Partnership, each representing a capital
                              contribution of  $1,000.   MLPF&S is acting  as
                              selling  agent  for  the  Partnership  and  the
                              General  Partner.   The  minimum  investment is
                              five Units ($5,000) and additional Units may be
                              purchased  in increments  of  $1,000.   Certain
                              maximum purchase  restrictions will  be imposed
                              on Qualified Investors (see "Offering and  Sale
                              of   Units Maximum   Purchase    by   Qualified
                              Investor").    Eligible Investors  must  submit
                              completed subscription documents not later than
                              July    ,  1997, or  such subsequent  date, not
                              later  than  August    ,  1997, as  the General
                              Partner and  MLPF&S may determine.   Subsequent
                              to such date,  the General Partner will  advise
                              such    investors   as    to   whether    their
                              subscriptions have been  accepted and thereupon
                              MLPF&S shall promptly debit funds from accepted
                              investors' accounts for payment
                              into  the  Partnership's escrow  account.   The
                              General Partner will also advise such investors
                              of  the termination  date of the  offering (the
                              "Offering Termination Date").  If subscriptions
                              (including  subscriptions  of  ML  &  Co.)  for
                              40,000  Units are not  received by the Offering
                              Termination   Date,   the  offering   will   be
                              terminated, and  all  funds  received  will  be
                              refunded with interest, if any, actually earned
                              thereon.    If  subscriptions   for  more  than
                              250,000 Units are received, the General Partner
                              may reject  any subscription in whole  or part.
                              Funds  paid for any subscription for Units that
                              is   rejected   will  be   refunded   promptly.
                              Qualified   Investors   admitted   as   limited
                              partners are hereinafter  referred to, together
                              with  the  initial  limited  partner  and   any
                              substituted limited  partners, as  the "Limited
                              Partners".  The  Units will be  non-assessable.
                              See "Offering and Sale of Units".


                              The Partnership is also offering Units to ML & Co. for purchase by it in connection with its obligations under a 1997 deferred compensation plan offered by ML & Co. to certain of its key employees. Such employees will not, themselves, be Limited Partners of the Partnership by virtue of their participation in
                              such plan.    ML   &  Co.  has  advised   the
                              Partnership that it may purchase up to 200,000 Units as a result of participation by eligible employees in such deferred compensation plan. See "Offering and Sale of Units--Purchase of Units by ML & Co."


THE PARTNERSHIP:              A  Delaware   limited  partnership   formed  on
                              October  28, 1996.  Its address is South Tower,
                              World Financial Center, 225 Liberty Street, New
                              York,  New  York 10080-6123  (telephone:  (212)
                              236-7302).   The Partnership will  operate as a
                              non-diversified, closed-end investment  company
                              of  the management  type  under the  Investment
                              Company  Act  of  1940.    An  order  has  been
                              obtained  from  the   Securities  and  Exchange
                              Commission  exempting   the  Partnership   from
                              certain provisions of such  Act.  The functions
                              and responsibilities of the General Partner and
                              the  rights   of  the   Limited  Partners   are
                              authorized by  or specified in  the Partnership
                              Agreement. See "The Partnership", "Summary of the Partnership Agreement" and "Exemptions from the Investment Company Act of 1940".

THE GENERAL PARTNER:          KECALP Inc. (the "General Partner"), a Delaware
                              corporation  indirectly  wholly-owned by  ML  &
                              Co.,  a  Delaware corporation,  and  located at
                              South  Tower,   World  Financial   Center,  225
                              Liberty Street,  New York, New  York 10080-6123
                              (telephone:    (212)  236-7302).   The  General
                              Partner   will  manage   and  make   investment
                              decisions  for the  Partnership.   KECALP  Inc.
                              serves as the general  partner of seven limited
                              partnerships which have  been established since
                              1983 for investment  by qualifying employees of
                              ML   &    Co.   (collectively,    the   "KECALP
                              Partnerships"), and it is contemplated that  in
                              the future it  will serve in the  same capacity
                              for  other  similar  partnerships  that may  be
                              offered to  the same  class of  limited partner
                              investors.   See  "The General Partner  and Its
                              Affiliates".  The General Partner has also been
                              designated to  serve as Tax Matters Partner for
                              the   Partnership    with   respect    to   all
                              administrative    and    judicial   proceedings
                              relating to an audit of the Partnership's  U.S.
                              Federal  income tax  information  return.   See
                              "Tax Aspects of Investment in the Partnership".


INVESTMENT OBJECTIVE:         The investment objective  of the Partnership is
                              to  seek long-term capital appreciation.  It is
                              expected that  a  significant  portion  of  its
                              assets  will be  invested in  privately-offered
                              equity   investments  in   U.S.  and   non-U.S.
                              issuers.    The Partnership's  investments  may
                              include securities  issued in  leveraged buyout
                              transactions,  financings  by companies  in  an
                              early  stage  of  development,  investments  in
                              growth   equities    and
                              transactions involving financial restructurings
                              or  recapitalizations  of operating  companies,
                              as described below.
                              Investments  may also  be made  in real  estate
                              opportunities.  Investments in non-U.S. issuers
                              may  include  opportunities  in  both  emerging
                              markets   and   developed   countries.      The
                              Partnership's investments may  be made directly
                              in portfolio companies or through the  purchase
                              of   interests  in   other  investment   funds,
                              including   hedge  funds.     The   Partnership
                              anticipates that  many of its  investments will
                              be  made available  to it  by ML  & Co.  or its
                              affiliates.   Information concerning  potential
                              sources of investments, including potential co-
                              investment  opportunities, is  set forth  under
                              "Investment Objective and  Policies--Sources of
                              Investment Opportunities".  The Partnership may
                              make  other  investments  in equity  and  fixed
                              income  securities  that  the  General  Partner
                              considers   appropriate  in   terms  of   their
                              potential  for capital  appreciation.   Current
                              income  will  not  generally  be a  significant
                              factor in the selection of investments.   There
                              can  be  no  assurance that  the  Partnership's
                              investment  objective  will be  attained.   See
                              "Investment  Objective and  Policies" and  "Tax
                              Aspects of Investment in the Partnership".


LEVERAGE:                     The Partnership  is authorized to  borrow funds
                              when  it believes such  action is  desirable to
                              enable the Partnership to  make new investments
                              or follow-on investments.  Such use of leverage
                              would exaggerate increases  or decreases in the
                              Partnership's  net  assets.    See  "Investment
                              Objective and Policies--Leverage".

COMPENSATION AND FEES:        The  Partnership  will pay  organizational  and
                              offering expenses in an  amount of up to 1%  of
                              the  proceeds of the offering.  During the term
                              of  the  Partnership,  the  General Partner  is
                              obligated   to   pay    all   expenses,   fees,
                              commissions and other expenditures on behalf of
                              the Partnership  not paid  by ML  & Co. or  its
                              other subsidiaries.   The General  Partner will
                              be  entitled  to receive  annual  reimbursement
                              from  the Partnership, in amounts up to 0.5% of
                              Limited Partners' capital contributions (1%, if
                              the  capital contributions  are  less than  $60
                              million), of operating expenses incurred by the
                              General   Partner    with   respect    to   the
                              Partnership.    Expenses  paid by  the  General
                              Partner  that are not reimbursed to it shall be
                              deemed  a   contribution  to  capital   and  be
                              reflected  in  the  General  Partner's  capital
                              account.    Since  repayment  of  any  positive
                              amount  in a  Partner's  capital account  is  a
                              priority  item  upon dissolution,  the  General
                              Partner   may,    upon   dissolution,    recoup
                              expenditures made on behalf of the Partnership.
                              In  addition,  the   General  Partner  will  be
                              entitled  to  a  1% interest  in  all  items of
                              Partnership income,  gain, deduction,  loss and
                              credit,  for which it has no obligation to make
                              a cash capital contribution  upon the admission
                              of Qualified Investors as Limited Partners.  To
                              the  extent   that  investments  are   made  in
                              transactions in which affiliates of the General
                              Partner  are involved,  certain other  benefits
                              may  accrue to  affiliates.   See "Compensation
                              and Fees".


PARTNERSHIP DISTRIBUTIONS
AND ALLOCATIONS:              During the Partnership  term, items of  income,
                              gain, deduction, loss and credit will generally
                              be allocated 99% to the Limited Partners and 1%
                              to  the  General Partner.    Cash distributions
                              will be made in  the same manner.  The  General
                              Partner may  make distributions  of Partnership
                              assets   in   kind,   in   addition   to   cash
                              distributions.   Each Limited  Partner will  be
                              required to  take into account in computing his
                              Federal  income  tax  liability  his  allocable
                              share of the Partnership's income, gain,  loss,
                              deductions, credits and items of tax preference
                              for any taxable year  of the Partnership ending
                              within or with the taxable year of such Limited
                              Partner,  without  regard  to  whether  he  has
                              received or will receive  any distribution from
                              the Partnership.  The Partnership has adopted a
                              calendar year  for tax reporting purposes.   TO
                              THE  EXTENT  THE PARTNERSHIP  INVESTS  IN OTHER
                              INVESTMENT FUNDS,  IT MAY EXPERIENCE  DELAYS IN
                              OBTAINING  ANNUAL  TAX INFORMATION,  WHICH  MAY
                              REQUIRE LIMITED  PARTNERS TO  OBTAIN EXTENSIONS
                              FOR FILING INCOME TAX RETURNS. Employees who participate in the 1997 deferred compensation plan will not, themselves, be Limited Partners by virtue of their participation in such plan.
                              See  "The  Partnership"  and  "Tax  Aspects  of
                              Investment in the Partnership".

REINVESTMENT POLICY:          The  General  Partner  has  the  discretion  to
                              reinvest  all  Partnership  revenues.   To  the
                              extent  portfolio investments  are disposed  of
                              within  two years after the closing of the sale
                              of  Units, the  General  Partner will  consider
                              reinvesting all or a substantial portion of the
                              proceeds realized by the Partnership.  However,
                              the General Partner does not expect to reinvest
                              proceeds  from  the  liquidation  of  portfolio
                              investments (other than  temporary investments)
                              occurring more than two years after the closing
                              of the sale of Units, except in connection with
                              follow-on   investments   made    in   existing
                              portfolio  companies.   In addition,  income or
                              gains generated by  investments in hedge  funds
                              may  be re-invested  in such  funds  until such
                              time as  the Partnership determines  to dispose
                              of  its  investments  therein.     The  General
                              Partner  may  also  cause  the  Partnership  to
                              maintain reserves for  follow-on investments or
                              to apply cash received  from investments to the
                              prepayment  of  any  borrowings  made  by   the
                              Partnership. To  the extent that  cash received
                              by the  Partnership is  not  required for  such
                              purposes or  to reimburse  the General  Partner
                              for   any  expenses   incurred   or  held   for
                              reinvestment,  it  will be  distributed  to the
                              Partners at  least annually.   See  "Investment
                              Objective and Policies".


DISSOLUTION:                  The Partnership  term extends  to December  31,
                              2037.   However,  pursuant  to the  Partnership
                              Agreement, the General Partner may dissolve the
                              Partnership, without the consent of the Limited
                              Partners, at  any time  after January  1, 2003.
                              It  is not  the  General Partners  intention to
                              dissolve the Partnership prior to the time when
                              the  Partnership's   equity  investments   have
                              matured and disposition of  its other portfolio
                              investments  can   be  effected.     See   "The
                              Partnership"  and "Summary  of the  Partnership
                              Agreement".

RISKS: The purchase of Units involves a number of significant risk factors. See "Risk and Other Important Factors". Prospective investors should also see the information set forth under "Conflicts of Interest".

HOW TO SUBSCRIBE:             (a)   The Qualified Investor  completes, dates,
                              executes and delivers to KECALP Inc., a copy of the Limited Partner Signature Page and Power of
                              Attorney attached  as part of  the Subscription
                              Agreement, a form of which is attached as Exhibit B to this Prospectus.

                              (b) The Qualified Investor's MLPF&S securities account will be debited in the amount of $1,000 for each Unit (minimum purchase of five Units) that he desires to purchase. A securities account will be opened by MLPF&S for any Qualified Investor who does not have such an account.



                             PARTNERSHIP EXPENSES

     The following table is intended to assist potential investors in understanding the various costs and expenses associated with investing in the Partnership.

Limited Partner Transaction Expenses

     Sales Load (as a percentage of offering price)............. None

Annual Expenses (as a percentage of net assets)

     Management Fees Payable to General Partner /(1)/........... None
     Other Expenses (audit, legal and administrative) /(2)/..... 1.0%
                                                                -----

     Total Annual Expenses......................................  1.0%
                                                                ======
     ------------------
     (1) Does not include management fees that may be payable to managers of any investment funds in which the Partnership invests, which will be accounted for as an item of Partnership expense.


     (2) "Other Expenses" have been estimated for the current fiscal year and assume Limited Partners' capital contributions of $40 million, the minimum in the Partnership's offering. Although the Partnership does not pay operating expenses directly, the General Partner is entitled to receive annual reimbursements from the Partnership of Partnership expenses paid by the General Partner, in amounts of up to 0.5% of the Limited Partners' capital contributions (1%, if the capital contributions are less than $60 million).



          Example

     An investor would pay the following expenses on a hypothetical $1,000 investment in the Partnership, assuming a 5% annual return:


      ONE YEAR          THREE YEARS             FIVE YEARS               TEN YEARS
      --------          -----------             ----------               ---------
        $10                 $32                    $55                      $126


     This "Example" assumes that all distributions are reinvested at net asset value and that the percentage amounts listed under Annual Expenses remain the same in the years shown. However, Limited Partners will not be able to reinvest distributions of the Partnership. The above tables and the assumption in the Example of a 5% annual return are required by regulations of the Securities and Exchange Commission applicable to all investment companies. THE ASSUMED 5% ANNUAL RETURN AND ANNUAL EXPENSES SHOULD NOT BE CONSIDERED A REPRESENTATION OF ACTUAL OR EXPECTED PARTNERSHIP PERFORMANCE OR EXPENSES, BOTH OF WHICH MAY VARY.


                            CONFLICTS OF INTEREST

     The  General  Partner and  its  affiliates  may  be subject  to  various
conflicts  of interest  in their  relationships with  the Partnership.   Such
conflicts of interest include:

     1.   Conflicts with Respect to Investment Opportunities.   Affiliates of
the General Partner may in the future perform investment advisory services for other investment entities with investment objectives and policies similar to those of the Partnership and such entities may compete with the Partnership for investment opportunities. It is anticipated that investment vehicles with investment objectives and policies similar to the Partnership may be offered from time to time to employees of subsidiaries of ML & Co. located outside of the United States, including two investment vehicles (the "Offshore KECALP Funds") expected to be offered concurrently with the offering by the Partnership. It is anticipated that, to the extent permitted by the Investment Company Act or exemptions therefrom, such vehicles will co-invest with the Partnership in making portfolio investments, except where such investments would not be advisable for such vehicles due to tax or other considerations. Furthermore, ML & Co. and its affiliates may invest directly in investments that would be appropriate investments for the Partnership. While the General Partner is obligated to use its best efforts to provide the Partnership with a continuing and suitable investment program consistent with its investment objective and policies, the General Partner is not required to present to the Partnership any particular investment opportunity that has come to its attention, even if such opportunity is within the investment objective and policies of the Partnership. Subject to the provisions of the Investment Company Act or exemptions therefrom, the Partnership may invest in companies in which ML & Co. and its affiliates (including other KECALP Partnerships (as defined below)) have an existing investment. Because of different objectives or other factors, a particular investment may be bought by the Partnership, the General Partner or its affiliates or one of their clients at a time when one of such entities is selling such investment. In addition, affiliates of the General Partner, including its officers and directors, may benefit to the extent the Partnership invests in securities offered to other investors by MLPF&S in public offerings or private
placements.   See  "Compensation and Fees".  The General  Partner will
endeavor to resolve conflicts with respect to investment opportunities in a manner deemed equitable to all to the extent possible under the prevailing facts and circumstances.

     2. Relations with Issuers of Portfolio Investments. Affiliates of the General Partner, including MLPF&S, may perform financial services for issuers of securities held by the Partnership or for affiliates of such issuers. These relationships could influence the General Partner to take actions, or forbear from taking actions, that an independent general partner might not take or forbear from taking.


     3. Conflicts with Respect to Dissolution. The General Partner has the authority to dissolve the Partnership, without the consent of the Limited Partners, at any time after January 1, 2003. The General Partner does not intend to dissolve the Partnership until its equity investments have reached a level of maturity where their disposition can be considered and the Partnership can dispose of its portfolio securities. However, the General Partner may dissolve the Partnership, for its administrative convenience, at a time when some Limited Partners might prefer to have the Partnership continue its operations.


     4. Allocation of Management Time and Services. The Partnership will not have independent management or employees and will rely on the General Partner and its affiliates for management and administration of the Partnership and its assets. Conflicts of interest may arise in allocating management time, services or functions between the Partnership, the established KECALP Partnerships and other entities for which officers of the General Partner may provide services. The officers and directors of the General Partner will devote such time to the affairs of the Partnership as they, in their sole discretion, determine to be necessary for the conduct of the business of the Partnership.

     5.  Participation  by an Affiliate as  Underwriter.  As an  affiliate of the General Partner, MLPF&S may experience a conflict of interest in performing its due diligence in connection with the public offering of the Units. Although MLPF&S believes that its investigation of the General Partner, the Partnership and their affairs for purposes of this offering has in fact been as complete as would be the case in dealing with nonaffiliated persons, the review performed by MLPF&S cannot be considered independent.

     6. Determination of Reserves. In determining the appropriate level of working capital reserves, the interest of the General Partner in assuring adequate funds for operation (which may reduce the potential liability of the General Partner to certain Partnership creditors) may, in some cases, be in conflict with the interest of the Limited Partners in maximizing cash distributions.

     7. Lack of Separate Representation. The Partnership, the General Partner and MLPF&S are represented by the same legal counsel and auditors. However, should a dispute arise between the Partnership and either the General Partner or any affiliate, the General Partner anticipates that it will retain separate counsel or auditors as required for the Partnership for such matter.


     8. Conflicts Resulting from ML & Co.'s Ownership of Units and the 1997 Deferred Compensation Plan. Conflicts
may arise in the selection of investments for the Partnership as a result of ML & Co.'s ownership of units and the participation in the 1997 Deferred Compensation Plan by certain employees involved with the Partnership. Employee participants in the 1997 deferred compensation plan (including certain directors and officers of the General Partner and members of the Advisory Committee (as defined below) who are expected to participate through such plan and may participate on an economically leveraged basis) will have an interest in seeking to maximize total return
(including the receipt of ordinary income) as opposed to capital gains. Participants in such plan who are not Limited Partners of the Partnership would receive no advantageous tax treatment for capital gains in respect of their participation in such plan, while Limited Partners would receive such advantageous treatment for capital gains. In addition, ML & Co., in light of its anticipated significant holdings as a Limited Partner in the Partnership, would have the ability to determine matters submitted to the vote of Limited
Partners.   However,  ML &  Co. will  agree  to vote  its Units  in the  same proportion as other Limited Partners in respect of any matter submitted to the vote of Limited Partners.




               FIDUCIARY RESPONSIBILITY OF THE GENERAL PARTNER

     The General Partner is under a fiduciary duty to conduct the affairs of the Partnership in the best interests of the Partnership and consequently must exercise good faith and integrity in handling Partnership affairs. Prospective Limited Partners who have questions concerning the duties of the General Partner should consult with their counsel.

     The Partnership Agreement provides that neither the General Partner nor any of its officers, directors, stockholders, employees, or agents shall be liable to the Partnership or the Limited Partners for any act or omission based on errors of judgment or other fault in connection with the business or affairs of the Partnership so long as the person against whom liability is asserted acted in good faith on behalf of the Partnership and in a manner reasonably believed by such person to be within the scope of his or its authority under the Partnership Agreement and in or not opposed to the best interests of the Partnership, but only if such action or failure to act does not constitute negligence or misconduct, and, with respect to any criminal proceeding, such person had no reasonable cause to believe his or its conduct was unlawful. The General Partner and its officers, directors, stockholders, employees, and agents will be indemnified by the Partnership to the fullest extent permitted by law for any (a) fees (including, without limitation, legal fees), costs and expenses incurred in connection with or resulting from any claim, action or demand, or threatened claim, action or demand, against the General Partner, the Partnership or any of their officers, directors, stockholders, employees or agents that arise out of or in any way relate to the Partnership, its properties, business or affairs and (b) losses or damages resulting from such claims, actions and demands, or threatened
claims,  actions  or  demands,  including  amounts  paid   in  settlement  or
compromise (if recommended by attorneys for the Partnership) of any such claim, action or demand or threatened claims, actions or demands; provided, however, that this indemnification shall apply only so long as the person against whom a claim, action or demand is asserted or threatened to be asserted has acted in good faith and in a manner reasonably believed by such person to be within the scope of his or its authority under the Partnership Agreement and in or not opposed to the best interests of the Partnership, but only if such action or failure to act does not constitute negligence or misconduct. Thus, the Limited Partners may have a more limited right of action than would otherwise be the case in the absence of such provisions. In the absence of a court determination that the General Partner or officers or directors of the General Partner were not liable on the merits or guilty of disabling conduct within the meaning of Section 17(h) of the Investment Company Act of 1940, the decision by the Partnership to indemnify the General Partner or any such person must be based on the reasonable determination of independent counsel, after review of the facts, that such disabling conduct did not occur.


                       RISK AND OTHER IMPORTANT FACTORS

     The purchase  of Units offered  hereby involves a number  of significant
risk factors.    In addition  to risk  factors set  forth  elsewhere in  this
Prospectus, prospective purchasers should consider the following:

A.   GENERAL RISKS

     1. Risk of Unspecified and Unprofitable Investments. The proceeds of this offering are intended to be invested in speculative growth securities most of which have not yet been selected by the General Partner. See "Investment Objective and Policies". Therefore, persons who purchase Units will not have an opportunity to evaluate for themselves the specific investments in which funds of the Partnership will be invested or the terms of any such investments, and, accordingly, the risk of investing in Units may be substantially increased. In addition, there can be no assurance that the Partnership's investments will prove to be profitable. The purchasers of Units must depend solely on the ability of the General Partner with respect to the selection and timing of investments. See "The General Partner and Its Affiliates" and "Investment Objective and Policies--Sources of Investment Opportunities".

     2. Risks of Equity Investments. The Partnership is authorized to make equity investments offering the potential for long-term capital appreciation in U.S. and non-U.S. issuers. These investments may include equity
investments   in  leveraged   buyout  transactions,  financings of companies
in an early stage of development, investments in growth equities, and transactions involving financial  restructurings  or  recapitalization  of  operating  companies, as
described below.   Investments may
also  be   made  in  real   estate  opportunities  and  in   venture  capital
transactions. These investments involve a high degree of business and financial risk that can result in substantial losses. Among these are the risks associated with investment in companies with little or no operating history and companies operating at a loss or with substantial variations in operating results from period to period. These companies may encounter intense competition from established companies with greater resources. In addition, companies in high-technology fields face special risks of product obsolescence. Leveraged buyout investments typically involve a high degree of debt financing and the highly leveraged financial structure of these transactions introduces substantial additional risks. Investments in companies that undertake financial recapitalization or restructuring transactions involve the risk, among others, that the transaction may not resolve financial or operational conditions that led to the recapitalization or restructuring; in addition, to the extent that a company remains leveraged following the completion of such a transaction, an equity investment in the company may involve risks similar to an equity investment in a leveraged buyout transaction. In addition, companies in which the Partnership makes private equity investments may subsequently require additional capital and may seek follow-on investments.


     3. Illiquid Investments. Investments of the types to be made by the Partnership are generally illiquid. Leveraged buyout and venture capital investments may typically take from four to seven years to reach a state of maturity where disposition can be considered. Real estate investments are expected to be illiquid as described below. Investments in corporate restructurings and recapitalization transactions may also require a substantial time period before dispositions can be effected. In addition, investments acquired by the Partnership in private transactions will generally be subject to restrictions imposed by the Federal securities laws on resale by the Partnership. Investments made by the Partnership in issuers in which ML & Co. or its affiliates have significant investment positions may be subject to further limitations imposed by the Federal securities laws which may delay the disposition of publicly-traded securities owned by the Partnership.


     4. Delay in Partnership Investments. Although the General Partner will use its best efforts to commit Partnership funds as promptly as practicable, it is anticipated that there may be a significant period of time (up to three to four years) before the proceeds from the offering will be fully committed. In addition, investment funds in which the Partnership invests may not draw down on the Partnership's commitment (i.e. require the Partnership to contribute the funds it has previously committed) for an additional period of up to four to five years. Such investment funds also may re-invest capital returned to them from portfolio investments during an initial period. These delays in the Partnership's investments will detract from the average annual return of an investment in the Partnership.

     5. Availability of and Competition for Investments. The success of the Partnership depends upon the availability of appropriate investment opportunities. The availability of investment opportunities generally will be subject to market conditions. It may be expected that the Partnership will encounter substantial competition for certain investments, particularly from other entities having similar investment objectives. There can be no assurance that the Partnership will be successful in obtaining suitable investment opportunities or that a desirable mix of investments will be achieved.

     6. Risks of Real Estate Investments. Real estate investments are subject to a number of risks, including uncertainty of cash flow to meet fixed obligations, adverse changes in local market conditions and neighborhoods, changes in interest rates, the need for unanticipated renovation, changes in real estate taxes and increases in other operating expenses. Real estate investments may be illiquid. Investments in real estate of the type contemplated by the Partnership are usually long term and can be as long as fifteen years. Real estate investment cycles typically have lasted three to five years, but recently have been longer.

     7. Risks of High Yield Debt Investments. The Partnership is authorized to make investments in high yield corporate debt securities (also referred to as "junk bonds") offering the potential for long-term capital appreciation. High yield debt securities are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. In addition, to the extent that affiliates of the Partnership hold securities of issuers in which the Partnership has invested, the Partnership may be precluded by the Investment Company Act of 1940 (the "Investment Company Act") from participating in sales or other transactions in which such affiliates are participants unless it is able to obtain exemptions under such statute from the Securities and Exchange Commission. The inability to participate in such transactions may adversely affect the Partnership in terms of the timing of dispositions of such investments and the proceeds realized by the Partnership from such investments.

     8. Need for Investment Company Act Exemptions. In addition to the restrictions described above, the Investment Company Act contains restrictions on co-investments by a registered investment company (such as the Partnership) and affiliates of its sponsor and on purchases of securities by a registered investment company from affiliates of its sponsor. Accordingly, as described under "Investment Objective and Policies--Sources of Investment Opportunities", exemptions under the Investment Company Act may be required before the Partnership can make investments in transactions where ML & Co. or its affiliates are co-investors or where ML & Co. or its affiliates seek to sell an investment to the Partnership. In this regard, the General Partner has obtained blanket exemptive relief from the Securities and Exchange Commission permitting co-investments and other transactions with ML & Co. and its affiliates in leveraged buyout and other equity investments. There can be no assurance that the Partnership will be able to obtain similar exemptions in the future with respect to proposed purchases and sales of portfolio securities in transactions in which affiliates of the Partnership are participants and which do not qualify under the terms of existing exemptions or those currently pending.

     9. Reliance on the General Partner and Others. All decisions with respect to the management of the Partnership will be made exclusively by the General Partner. Limited Partners have no right or power to take part in the management or control of the business of the Partnership. Accordingly, no person should purchase Units unless such person is willing to entrust all aspects of the management of the Partnership to the General Partner. See "Summary of the Partnership Agreement" for the limitations imposed on the Limited Partners' ability to remove the General Partner as general partner. The Partnership may make minority equity investments in corporations, general partnerships, limited partnerships, grantor trusts or management programs where investors are permitted at most a limited role in the management of such ventures. To the extent the Partnership invests in or through such entities or programs, the success or failure of such ventures will depend on the skills of the venture's sponsor, promoter or manager and not on the General Partner.

     10. Absence of Operating History and Management Experience. The Partnership has been recently formed and has no operating history upon which purchasers of Units may base an evaluation of its likely performance. While the composition of its officers and directors has changed over the years since the General Partner's formation, the General Partner has managed similar partnerships for more than ten years. See "The General Partner and Its Affiliates".

     11. Use of Leverage. The Partnership has authority to utilize leverage (i.e., borrowed funds or senior securities) in making investments as will many of the entities in which the Partnership will make its investments. The use of leverage, either by the Partnership or by the entities in which it invests, would exaggerate increases or decreases in the Partnership's net assets and, because of required debt service obligations, may result in delays in the distribution of cash to Limited Partners. The Partnership Agreement does not limit the amount of indebtedness that the Partnership may incur. The Investment Company Act generally limits the amount of indebtedness the Partnership may incur to 331/3% of its gross assets.

B.   INTERNATIONAL INVESTMENT RISKS

     12. General. Investments on an international basis involve certain risks not involved in domestic investments, including fluctuations in foreign exchange rates, future political and economic developments, different legal systems and the existence or possible imposition of exchange controls or other foreign or U.S. government laws or restrictions applicable to such investments. Investments in different countries are subject to different economic, financial, political and social factors. Because the Partnership may invest in securities denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities owned by the Partnership and the unrealized appreciation or depreciation of investments. With respect to certain countries, there may be the possibility of expropriation of assets, confiscatory taxation, high rates of inflation, political or social instability, changes in laws and rules or in interpretations thereof, or diplomatic developments which could adversely affect investments, or result in a total loss of investments, in issuers in those countries. These risks may be heightened in countries that have only recently permitted private ownership (including foreign private ownership) of businesses. In addition, certain foreign investments may be subject to foreign withholding taxes. Further, satisfactory custodial services for investment securities may not be available in certain countries.

     13. Regulatory Considerations. It is expected that the securities purchased by the Partnership in international investments will not be registered with the Securities and Exchange Commission and that the issuers thereof will not be subject to the reporting requirements of such agency. Accordingly, there will likely be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In addition, certain countries in which the Partnership may invest may not have a comprehensive system of laws protecting the rights and interests of investors (particularly foreign investors), and the enforcement of existing laws may be inconsistent. The profitability of foreign investments may also be impacted by regulatory burdens, such as lengthy regulatory approval processes and strict environmental regulation. Some countries prohibit or impose substantial restrictions on investments in their countries by foreign entities such as the Partnership. Certain countries may also limit the ability of the Partnership to dispose of investments by requiring regulatory approvals prior to such disposition or by other means, including limiting the ability to convert local currencies.

     14. Developing Country Considerations. It is anticipated that a significant portion of the Partnership's international investments may be in the developing countries of the world, including countries located in the Far East, the Indian subcontinent, Eastern Europe and Latin America. The risks noted above are heightened for investments in developing countries.

C.   INVESTMENT FUND CONSIDERATIONS

     15. General. Investments by the Partnership in investment funds involve considerations or risks not otherwise present in direct investments. The managers of investment funds are usually compensated from the assets of the funds based upon a fixed percentage of assets or capital, and also may receive an incentive performance component such as a carried interest in the profits generated by the funds. These fees will be paid by the Partnership and will not be counted toward the limitation on the annual expenses of the Partnership under which the General Partner is reimbursed for expenses paid on behalf of the Partnership in an amount up to 0.5% of the Limited Partners' capital contributions (1%, if the capital contributions are less than $60 million). Further, to the extent the Partnership invests in investment funds, it will surrender a significant degree of control over the underlying investment. In addition, investment funds incur certain administrative and other expenses. As a result, the Partnership may incur additional, indirect expenses with respect to investments in such funds in the form of management compensation paid to such managers and other expenses incurred by such funds. Furthermore, such funds may adopt time horizons for their underlying investments that differ from that of the Partnership. As a result, investments in such funds may cause the expected term of the Partnership to continue beyond the date the Partnership would otherwise have terminated and may have a negative impact on investors' rate of return. In addition, it is possible that the Partnership's allocable share of earnings from an investment fund for a taxable year could exceed the amount of cash distributed to the Partnership by the investment fund for such year. As a result, Limited Partners may receive allocations of income or gain during a taxable year without a corresponding distribution of cash from the Partnership to pay the related tax.


     16. Delays in Preparation of Tax Information. It is expected that annual tax information from investment funds in which the Partnership invests may not be received in sufficient time to permit the Partnership to incorporate such information into its annual tax information and distribute such information to Limited Partners prior to April 15 of each year. As a result, Limited Partners may be required to obtain extensions for filing federal, state and local income tax returns each year. Limited Partners anticipating tax refunds in respect of such year will not be able to file their tax return requesting such refund until receipt of the annual tax information from the Partnership. To the extent practicable, the Partnership anticipates that it will provide estimated annual tax information in a timely manner in order to assist Limited Partners in estimating their tax liabilities. The Partnership's ability to make such estimates will be dependent upon its ability to obtain estimated annual tax information from the investment funds.

     17. Investments in Hedge Funds. The Partnership may invest up to 10% of its total assets in hedge funds. These funds, for purposes of the Partnership's policy, consist of private investment funds seeking to maximize total return through use of various trading strategies. Investments in hedge funds are speculative and involve substantial risks, including risks related to implementation of the funds' trading strategies, leverage and investments in derivative instruments. In addition, hedge funds may generate income or gains that are re-invested in the hedge funds and the Partnership's allocable share of earnings from such funds for a taxable year may exceed the amount of cash distributed to the Partnership by the hedge funds for such year. Under these circumstances, Limited Partners may receive allocations of income or gain during a taxable year without a corresponding distribution of cash from the Partnership to pay the related tax.


D.   INCOME TAX RISKS

     18. Fringe Benefits. The General Partner will incur various expenses in connection with the organization and operation of the Partnership and will pay any sales or brokerage commissions charged in connection with the Partnership's investments. Since Units are being offered solely to ML & Co. employees and non-employee directors, it is possible that the IRS would view the General Partner's payment of such expenses as an indirect method of compensating the employee-Limited Partner (i.e., as a fringe benefit). If the IRS were successful in such characterization, an amount equal to the fair market value of the underlying goods and services provided by the General Partner in connection with the Partnership might be includable in the Limited Partner's gross income as additional compensation. The Limited Partner may not, however, be allocated a Partnership deduction in an amount corresponding to such income inclusion because some of such fees and expenses incurred by the General Partner on behalf of the Partnership would be attributable to nondeductible syndication expenses, or investment expenses subject to the limitations on deductibility of itemized miscellaneous expenses, or treated as part of the capitalized cost of the Partnership's portfolio assets. See "Fringe Benefits" under "Tax Aspects of Investment in the Partnership--Other Tax Considerations".

     19. Possible Changes in Law. The rules dealing with Federal income taxation are under continual review by Congress and the IRS, resulting in frequent revisions of the Federal tax laws and regulations promulgated thereunder and revised interpretations of established concepts. No assurance can be given that, during the term of the Partnership, applicable Federal income tax laws or the interpretations thereof will not be changed in a manner that would have a material adverse effect on an investment in the Partnership.

E.  PARTNERSHIP AND CONTRACTUAL RISKS

     20. Funds Available from Offering. The potential profitability of the Partnership and the risks associated therewith could be affected by the amount of funds at its disposal. In the event the Partnership receives less than the maximum proceeds, its ability to invest in a diversity of investments and obtain a spreading of risk will be lessened and thus the risks associated with the investment may be increased. See "Investment Objective and Policies".

     21. Possible Loss of Limited Liability. The Partnership Agreement provides certain rights for the Limited Partners by vote of a majority-in-interest of the Limited Partners to, among other things, remove and replace the General Partner, amend the Partnership Agreement, dissolve the Partnership, approve or consent to certain actions of the General Partner and approve the sale of all or substantially all of the Partnership's assets. (As used in this Prospectus, "majority-in-interest" means the Limited Partners whose aggregate capital contributions represent over 50% of the aggregate capital contributions of all Limited Partners.) Although under current law in Delaware, the jurisdiction of the Partnership's organization, such rights are permitted without resulting in a loss of limited liability of Limited Partners, in some jurisdictions there is uncertainty as to whether the exercise of these rights under certain circumstances could cause the Limited Partners to be deemed general partners of the Partnership under applicable state laws with a resulting loss of limited liability. If the Limited Partners were deemed to be general partners of the Partnership, they would be generally liable for Partnership obligations (other than nonrecourse obligations), which could be satisfied out of their personal assets.

     In order  to minimize  the risk of  general liability,  the exercise  of these rights by the Limited Partners is subject under the Partnership Agreement to the prior receipt of an opinion of counsel to the effect that the existence and exercise of such rights will not adversely affect the status of the Limited Partners as limited partners of the Partnership. If the Limited Partners receive such an opinion of counsel, the General Partner will pay the cost involved in obtaining such an opinion. See "Summary of the Partnership Agreement--Voting Rights". It should be noted that due to present and possible future uncertainties in this area of partnership law, it may be difficult or impossible to obtain an opinion of counsel to the effect that the Limited Partners may exercise certain of their rights without jeopardizing their status as Limited Partners.

     22. Repayment of Certain Distributions. In the event that the Partnership is unable otherwise to meet its obligations, its Limited Partners may be required to pay to the Partnership or to pay to creditors of the Partnership distributions previously received by them to the extent such distributions are deemed to have been wrongfully paid to them. In addition, Limited Partners may be required to repay to the Partnership any amounts distributed which are required to be withheld by the Partnership for tax purposes.

     23.   Absence  of Market  for  Partnership Units.   Purchasers  of Units
should view their interest in the Partnership as a long-term, illiquid investment. There is not now any market for Partnership Units and no market is expected to develop. See "Transferability of Units". In addition, Units will not be redeemable, except that the estate of any deceased Limited Partner will be able to elect to have the Limited Partner's Units repurchased by the General Partner or the Partnership for a price equal to the value of the Limited Partner's interest determined at the next succeeding annual appraisal date, which will generally occur as of the last day of the fiscal year. To have Units repurchased, the estate of a Limited Partner must notify the General Partner of its election to have the Units repurchased within 30 days after the date the annual appraisal is sent to Limited Partners.

     24.  Reinvestment.   The General Partner has the  discretion to reinvest
all  Partnership  revenues.    See  "Summary  of  the  Offering--Reinvestment
Policy".

     25.   Dissolution.   The General Partner  has the right  to dissolve the
Partnership without the consent of the Limited Partners at any time after January 1, 2003. See "Summary of the Offering--Dissolution".


                            COMPENSATION AND FEES

     The Partnership is designed to serve as an employee-benefit vehicle for employees of ML & Co. and its subsidiaries satisfying certain income requirements and is not intended to earn compensation or fees for ML & Co. or its affiliates. However, due to the structure of the Partnership, its management by an affiliate of ML & Co. and its proposed investment activities, some benefits will accrue to affiliates of ML & Co. and their employees, including the following:

     (i) The General Partner will receive a 1% interest in all items of Partnership income, gain, deduction, loss and credit, for which it will make no cash capital contribution beyond the $99.00 it contributed upon formation of the Partnership. However, the General Partner is generally obligated to pay, on behalf of the Partnership, all expenses incurred by the Partnership that are not paid by ML & Co. or its other subsidiaries, including brokerage costs and sales commissions (including sales commissions paid directly or indirectly to MLPF&S) and operating expenses. The General Partner will be entitled to receive annual reimbursements from the Partnership, in amounts of up to 0.5% of the Limited Partner's capital contributions (1%, if the capital contributions are less than $60 million), of operating expenses incurred by the General Partner with respect to the Partnership. Expenses paid by the General Partner which are not reimbursed to it will be treated as capital contributions of the General Partner and reflected in its capital account. Under the terms of the Partnership Agreement, upon dissolution of the Partnership, positive amounts in a Partner's capital account will be a priority item in the distribution of liquidated assets, and the General Partner will be entitled to such distributions, if any.

     (ii)   To   the  extent  that  the  Partnership  invests  in  investment partnerships or other investment vehicles offered by MLPF&S ("Sponsored Programs"), the Partnership's purchase of such securities or assets will be counted toward the minimum sales requirements often included as a condition to "best efforts" offerings and therefore help satisfy conditions to MLPF&S's receipt of any compensation in connection with such offerings.

     (iii) Employees of affiliates of ML & Co. (including certain members of the Advisory Committee of the General Partner) are involved in the origination of investments that may be acquired by the Partnership and the sale or management of Sponsored Programs, and their compensation is in large part determined by or related to the success of such offerings. If the Partnership invests in these investments, such employees may benefit accordingly.

     (iv) If the Partnership invests in Sponsored Programs in which affiliates of the General Partner issue securities and/or perform management and other services for which they receive compensation, ML & Co. and its subsidiaries will derive such benefits. The Partnership's investment will, in all cases, be on the same terms as an investment offered to nonaffiliated parties.

     (v) To the extent the General Partner or its affiliates lend funds to the Partnership or any partnership or other entity in which the Partnership invests, the interest charges on such funds may be deemed to be additional compensation to the General Partner or such affiliates.


                               THE PARTNERSHIP

     The Partnership was formed on October 28, 1996, as a limited partnership under Delaware law for the purpose of enabling Qualified Investors to pool their investment resources in order to participate in certain investment opportunities that are sponsored by or become available to ML & Co. and its affiliates. It is intended that the Partnership serve as an investment vehicle which provides access to investment opportunities which are not otherwise available, thus serving as an incentive for Qualified Investors to remain as employees of ML & Co. and its affiliates.

     Upon the admission of Qualified Investors as Limited Partners, the Initial Limited Partner will withdraw as a Partner of the Partnership.

     The Partnership intends, whenever possible, to form, re-form or otherwise qualify to do business in all jurisdictions where such qualification is necessary to carry on Partnership business or to preserve the limited liability of the Limited Partners.

     The Partnership is a non-diversified, closed-end investment company. See "Exemptions from the Investment Company Act of 1940" for a summary of certain exemptions from the Investment Company Act applicable to the Partnership.

FINANCIAL STATUS OF THE PARTNERSHIP

     The Partnership was formed with a minimal capitalization of $100.00, consisting of capital contributions of $99.00 by the General Partner and $1.00 by the Initial Limited Partner. The Partnership has not commenced operations, other than temporarily to invest its start-up monies in a money market fund sponsored by a subsidiary of ML & Co. Because the General Partner is obligated to pay all the operating and overhead expenses of the Partnership, the Partnership has no current or long-term liabilities arising from such expenses. See "Financial Statements".

     The Partnership has adopted a calendar year for tax reporting purposes.

USE OF PROCEEDS

     All of the proceeds of the offering of Units will be contributed to the Partnership as capital contributions of the Limited Partners. After payment by the Partnership of organizational and offering expenses, estimated at $400,000, but not exceeding 1% of the proceeds of the offering, the net proceeds will be available for investment.

     The Partnership will expend substantially all of its funds for Partnership investments as soon as practicable. Pending selection of long-term investments, Partnership funds will be temporarily invested in money market instruments, securities issued by other investment companies and other marketable securities. The Partnership may maintain reserves for follow-on investments and other investment contingencies. See "Investment Objective and Policies". The Partnership may also maintain reserves to the extent necessary to reimburse the General Partner for expenses incurred by it as described below under "Capital Contributions; Partnership Expenses".

     Capital  contributions   of  Limited  Partners  will  be   held  by  the
Partnership in a Partnership account for the benefit of the Limited Partners and will be used only for the purposes set forth herein.

CAPITAL CONTRIBUTIONS; PARTNERSHIP EXPENSES

     The proceeds of the offering of Units will be contributed to the Partnership as capital contributions of the Limited Partners. The General Partner made an initial capital contribution of $99.00 to the Partnership upon its formation and will not make any further cash capital contribution upon the admission of subscribing Qualified Investors as Limited Partners; however, the General Partner will incur various expenses in connection with the operation of the Partnership for, among other items, legal and accounting fees, telephone charges, postage and other general and administrative items and out-of-pocket costs of examination, appraisal and negotiation of investments, which expenses may exceed the amounts for such expenses paid by ML & Co. or its other subsidiaries or reimbursed to it by the Partnership. The General Partner will also be obligated to pay any sales or brokerage commissions charged in connection with Partnership investments, but will not be obligated to pay debt service or other interest charges incurred in connection with Partnership investments. The General Partner will be entitled to receive annual reimbursements from the Partnership, in amounts of up to 0.5% of the Limited Partners' capital contributions (1%, if the capital contributions are less than $60 million), of operating expenses incurred by the General Partner with respect to the Partnership. Expenses paid by the General Partner which are not reimbursed to it will be deemed to be a capital contribution by the General Partner to the Partnership. See "Compensation and Fees". The General Partner will deliver to the Partnership quarterly a certificate itemizing the Partnership expenses it has paid and maintain adequate records of such expenses.

PARTNERSHIP DISTRIBUTIONS AND ALLOCATIONS

     In general, during the term of the Partnership, all items of Partnership income, gain, deduction, loss or credit will be allocated 1% to the General Partner and 99% to the Limited Partners (except that losses will be allocated to the General Partner to the extent the Limited Partners' capital accounts equal zero and the General Partner's capital account is positive due to its payment of organizational expenses of the Partnership in excess of 1% of the Limited Partners' capital contributions and annual operating expenses in excess of 0.5% of Limited Partners' capital contributions (1%, if the capital contribution are less than $60 million)). Upon liquidation, gross income from the sale of the Partnerships assets will be allocated to the Partners in the amount of their negative capital account balances, then to the General Partner to the extent the amount of the capital contribution made by it to the Partnership is in excess of 1% of the Limited Partners' capital contributions, and thereafter 99% to the Limited Partners and 1% to the General Partner. These items will be allocated among the Limited Partners in the ratio the capital contribution of each Limited Partner (or the capital contribution attributable to the interest held by a transferee Limited Partner) bears to the total capital contributions of all Limited Partners.


     Distributable Cash, as defined in the Partnership Agreement, will be distributed 99% to the Limited Partners and 1% to the General Partner. The General Partner may also make distributions in kind of securities or assets held by the Partnership, including, in the discretion of the General Partner, distributions in which certain Limited Partners receive cash while other Limited Partners receive marketable securities of an equivalent value. Cash distributions will be credited to the Limited Partner's MLPF&S securities account specified in his Signature Page and Power of Attorney unless the General Partner is instructed otherwise by a Limited Partner.


     Allocations among the transferor and transferee of a Partnership interest are described under "Transferability of Units".

DISSOLUTION; DISTRIBUTIONS ON LIQUIDATION

     The Partnership term extends to December 31, 2037. However, pursuant to the Partnership Agreement, the General Partner may dissolve the Partnership, without the consent of the Limited Partners, at any time after January 1, 2003. It is not the General Partner's intention to dissolve the Partnership prior to the time when the Partnership's equity investments have matured and the Partnership can dispose of its other portfolio investments. Other events causing dissolution are summarized under "Summary of the Partnership Agreement--Dissolution".

     In settling accounts after the sale of all Partnership property upon liquidation, the assets of the Partnership shall be paid out (i) to creditors (including any creditor who is a Partner), in the order of priority as provided by law; (ii) to each Partner in an amount equivalent to the positive amount of his capital account on the date of distribution, after giving effect to any allocation of profits or losses arising from sales on liquidation; and (iii) the balance, 99% to the Limited Partners and 1% to the General Partner.

     Upon liquidation, the General Partner may distribute Partnership assets in kind.


                    THE GENERAL PARTNER AND ITS AFFILIATES


     KECALP Inc., an indirect wholly-owned subsidiary of ML & Co., is the General Partner of the Partnership and as such will manage and control the business and affairs of the Partnership and invest Partnership funds. The General Partner is a Delaware corporation formed in June 1981 for the purpose of serving as general partner of employee benefit partnerships such as the Partnership, and has its business and executive offices at South Tower, World Financial Center, 225 Liberty Street, New York, New York 10080-6123 (telephone: (212) 236-7302). Although most of the officers and directors of the General Partner have been employed in the financial community for many years, the experience of the General Partner in managing portfolios of investments has been limited to the management of seven partnerships similar to the Partnership. Certain of the officers and directors of the General Partner and members of the Advisory Committee (as defined below) are expected to participate in the 1997 deferred compensation plan or purchase Units directly and may participate on an economically leveraged basis. The directors and principal officers of the General Partner and their business experience for the past five years are:

               John L. Steffens              Chairman   of   the   Board  and
                                             Director
               Matthias B. Bowman            President,    Chief   Investment
                                             Officer and Director
               Daniel P. Tully               Vice President and Director
               James V. Caruso               Vice President and Director
               Mark B. Goldfus               Vice President and Director
               Andrew J. Melnick             Vice President and Director
               Patrick J. Walsh              Vice President and Director
               Margaret E. Nelson            Secretary and Counsel
               Robert F. Tully               Vice President and Treasurer


     John L. Steffens, age 55, Chairman of the Board and Director. Mr. Steffens has served the General Partner as a member of the Board of Directors since 1981. Mr. Steffens is Vice Chairman and Head of the Domestic Private Client Group of ML & Co. From 1990-1996, Mr. Steffens was Executive Vice President and Head of the Private Client Group of ML & Co. Prior to that, from July 1985, he was President of the Consumer Markets Sector of ML & Co.

     Matthias B. Bowman, age 48, President, Chief Investment Officer and Director. Mr. Bowman has served the General Partner in various capacities
since 1981.    Mr. Bowman  has been  a Managing  Director  in the  Investment
Banking Group  of ML & Co.  since 1978 and a  Vice Chairman since 1993.   Mr.
Bowman is Chief Investment Officer of the General Partner and the Manager of a department within the Investment Banking Group that has responsibility for certain of the Group's principal investments. Prior to 1994, Mr. Bowman managed a department that was responsible for maintaining ML & Co.'s relationship with several corporate clients and financial investors.

     Daniel P. Tully,  age 65, Vice  President and Director.   Mr. Tully  was
elected to the Board of Directors of the General Partner in April 1997. Prior to April 15, 1997 when he retired from ML & Co., Mr. Tully was Chairman of the Board of ML & Co. Mr. Tully was Chief Executive Officer of ML & Co. from May 1992 until December 1996. He became Chairman of the Board and CEO in June 1993. Mr. Tully was President and Chief Operating Officer of ML & Co. from 1985 until 1992.


     James V. Caruso, age 45, Vice President and Director. Mr. Caruso has served the General Partner in various capacities since 1981 and as a member of the Board of Directors since 1986. Mr. Caruso is a Director in the Investment Banking Group of ML & Co., managing the Investment Banking Group Corporate Accounting Department and the Controller's area of the Partnership Analysis and Finance Department. He also serves as the chief administrative officer for certain of ML & Co.'s key employee investment partnerships and Treasurer of Merrill Lynch Capital Partners, Inc., the general partner of two institutional leveraged buyout funds. Since June 1992, Mr. Caruso has also performed administrative services for Merrill Lynch's retail partnerships.


     Mark B. Goldfus, age 50, Vice President and Director. Mr. Goldfus was elected to the Board of Directors of the General Partner in 1997. Mr. Goldfus is General Counsel of the Corporate Law Department of ML & Co. and a Senior Vice President of MLPF&S. From January 1985 until April 1997, Mr. Goldfus was Vice President of Merrill Lynch Asset Management.

     Andrew J. Melnick, CFA, age 55, Vice President and Director. Mr. Melnick has served the General Partner as a Director since 1990. Mr. Melnick is a Senior Vice President of MLPF&S and co-head of Global Research & Economics at ML & Co. From 1988 to March 1997, Mr. Melnick was Director of the Global Fundamental Equity Research Department.

     Patrick J. Walsh, age 53, Vice President and Director. Mr. Walsh has served the General Partner as a member of the Board of Directors since 1991. Mr. Walsh is Senior Vice President, Director of Human Resources of ML & Co. From 1984 to January 1991, Mr. Walsh managed Asset Accumulation Services in the Consumer Markets Sector of ML & Co. and was responsible for managing and marketing various account services tailored to individual investors.

     Margaret E. Nelson, age 47, Secretary and Counsel. Ms. Nelson has served the General Partner as Counsel and Corporate Secretary since 1993. Ms. Nelson is a Vice President and Senior Counsel in the Corporate Law Department of the General Counsel's Office of ML & Co.

     Robert F. Tully, age 49, Vice President and Treasurer. Mr. Tully has served the General Partner as a Vice President and Treasurer since 1993. Mr. Tully has been a Vice President in the Investment Banking Group of ML & Co. since 1989.


     In addition, the General Partner has an advisory committee (the "Advisory Committee") to assist the directors and principal officers of the General Partner in evaluating investment opportunities presented to the Partnership. The members of the Advisory Committee and their business experience for the past five years are:

          Kevin K. Albert
          James J. Burke, Jr.
          Kevin M. Cox
          Robert J. Farrell
          Alain Lebec
          G. Kelly Martin
          Alison J. Mass
          E. Stanley O'Neal
          Stephen I. Silverman
          Charles K. Sweeney
          Nathan C. Thorne

     Kevin K. Albert, age 44. Mr. Albert was appointed to the Advisory Committee in April 1997. Mr. Albert is head of the Private Equity Group of ML & Co. Mr. Albert has also served as a Managing Director in the Investment Banking Group since 1988 and as a Vice President in such group from 1983 to 1988.


     James J. Burke, Jr., age 45. Mr. Burke has served the General Partner in various capacities since 1987. Mr. Burke is a Managing Partner and Director of Stonington Partners, Inc., a private investment firm, a position that he has held since 1993. He has also been a member of the Board of Directors of MLCP since 1987. He was the Managing Partner of MLCP from 1993 to July 1994 and President of MLCP from 1987 to 1994. Mr. Burke was also a Managing Director of the Investment Banking Division of MLPF&S from 1985 to 1994.


     Kevin  M. Cox,  age 44.   Mr. Cox  has served  the General Partner  as a
member of the Advisory Committee since 1990. Mr. Cox is a Managing Director and head of capital commitment management in Debt Markets. Prior to that he was head of the Leveraged Finance Group in New York and of MLPF&S's Investment Banking office in Tokyo. Mr. Cox, who has been with Merrill Lynch since 1984, has also held various positions in the Merchant Banking, High Yield and Treasury/Finance departments.


     Robert J. Farrell, age 64. Mr. Farrell has served the General Partner in various capacities since 1981. Mr. Farrell is Senior Investment Advisor for MLPF&S. From 1968 to March, 1992, he served as Chief Market Analyst and Manager of the Market Analysis Department of the Securities Research Division of MLPF&S. Mr. Farrell has served as a Senior Vice President of MLPF&S since January, 1986.

     Alain Lebec, age 47. Mr. Lebec has served the General Partner in various capacities since 1987. Mr. Lebec is a Vice Chairman of the Investment Banking Group of ML & Co. Mr. Lebec joined ML & Co. as a Managing Director in the Investment Banking Group and as a Vice President of MLPF&S in 1984, and, within MLPF&S's Investment Banking Group, has been co-head of its Mergers and Acquisitions Department from 1988 to 1993 and head or co-head of its Telecommunications, Media and Technology Department from 1993 to 1996 before being named a Vice Chairman of Investment Banking in 1996.


     G. Kelly Martin, age 38. Mr. Martin was appointed to the Advisory Committee in April 1997. Mr. Martin is Chief Operating Officer of ML & Co.'s Corporate and Institutional Client Group, a position he has held since 1993, and serves as CICG's Chief Technology Officer.

     Alison J. Mass, age 38. Ms. Mass has served the General Partner as a member of the Advisory Committee since 1994. Ms. Mass is a Managing Director in the Investment Banking Group of ML & Co. She has responsibility for the Global Consumer Products Industry Group. Ms. Mass also serves as the Chair for the Investment Banking Promotions Committee. Ms. Mass joined ML & Co. in 1990.

     E. Stanley O'Neal, age 45. Mr. O'Neal has served the General Partner as a member of the Advisory Committee since 1994. Mr. O'Neal is an Executive Vice President of ML & Co. and Co-head of ML & Co.'s Corporate and Institutional Client Group. From 1995 to 1997, Mr. O'Neal was head of Global Capital Markets and prior to 1995, Mr. O'Neal was responsible for the Financial Services Group. Mr. O'Neal joined ML & Co. in 1986.

     Stephen I. Silverman, age 46. Mr. Silverman was appointed to the Advisory Committee in April 1997. Mr. Silverman is a Vice President and portfolio manager of the Merrill Lynch Pacific Fund, a position he has held since 1983, and the Merrill Lynch Global Value Fund.

     Charles K. Sweeney, age 55. Mr. Sweeney has served the General Partner as a member of the Advisory Committee since 1993. Mr. Sweeney joined MLPF&S in 1965 as a member of the Junior Executive Training Program. Since 1966, he has continued to work as a Financial Consultant within both the Private Client and Capital Markets Groups of the firm. He was elected a Senior Vice President - Investments in 1989.

     Nathan C. Thorne, age 43. Mr. Thorne has served the General Partner as a member of the Advisory Committee since 1995. Mr. Thorne has been a
Managing Director in the Investment Banking Group of ML & Co. since 1986. Mr. Thorne has managed many different departments within MLPF&S's Investment Banking Group including the High Yield Finance and Restructuring Group and is presently head of a department within the Investment Banking Group that has responsibility for certain of the Group's principal investments.


AUTHORITY OF THE GENERAL PARTNER

     The General Partner will have the authority to make all decisions regarding the acquisition, financing, operation, management and ultimate disposition of Partnership investments, assets and properties. The Board of Directors of the General Partner will approve all investments made by the
Partnership and will be responsible for the general supervision and administration of Partnership activities. In investing the Partnership's capital, the General Partner will consider those investments proposed by unrelated third parties as well as opportunities presented to the Partnership by affiliates of the General Partner. All investments chosen by the General Partner for the Partnership, whether from third parties or from other opportunities presented to the Partnership by affiliates, will be evaluated independently of each other and chosen only if the General Partner believes they are suitable for and in the best interest of the Partnership. The General Partner is unable to predict to what extent Partnership investments will be made in affiliate-proposed investments or investment opportunities proposed by unrelated third parties. The General Partner will execute or cause to be executed any and all agreements, purchase orders, debt agreements, documents, certificates and other instruments necessary for the purchase of, and investment in, assets by the Partnership. See "Conflicts of Interest" and "Investment Objective and Policies".

FINANCIAL STATUS OF THE GENERAL PARTNER

     The General Partner was formed with minimal capitalization. The General Partner has agreed to use its best efforts at all times to maintain its net worth at a level necessary to meet any present or future requirements of the Federal income tax law regarding the net worth of a general partner of a limited partnership. ML & Co. will issue a demand promissory note to the General Partner in an amount necessary to meet current requirements and provide the General Partner with such funds as are necessary to meet its other obligations under the Partnership Agreement. See "Financial Statements".

SIGNIFICANT AFFILIATES OF THE GENERAL PARTNER


     MLPF&S and the General Partner are both wholly-owned subsidiaries of ML & Co. It is anticipated that ML & Co. and the Investment Banking Group within MLPF&S will be important sources of Partnership investments, and that other groups within MLPF&S and other subsidiaries of ML & Co. may also be sources of investments.


PRIOR PARTNERSHIPS

     The General Partner also acts as the general partner for Merrill Lynch KECALP L.P. 1994 (the "1994 Partnership"), Merrill Lynch KECALP L.P. 1991
(the "1991 Partnership"), Merrill Lynch KECALP L.P. 1989 (the "1989 Partnership"), Merrill Lynch KECALP L.P. 1987 (the "1987 Partnership"), Merrill Lynch KECALP L.P. 1986 (the "1986 Partnership"), Merrill Lynch KECALP L.P. 1984 (the "1984 Partnership") and Merrill Lynch KECALP Growth Investments Limited Partnership 1983 (the "1983 Partnership", and together with each of such other partnerships, the "KECALP Partnerships"). The limited partnership interests in these partnerships were offered only to certain employees and directors of ML & Co. and its subsidiaries. Set forth below is information concerning these investments by the partnerships. This information should not be construed to indicate that the Partnership will or could make investments that will produce results comparable to those of the investments made by the earlier partnerships. Investors should note that the average annual return of an investment in the KECALP Partnerships may be adversely affected by delays in the making and realizing of investments. The Partnership expects that the types of investments it will make will more closely resemble those of the 1994 Partnerships than the earlier partnerships. In addition, the Partnership may invest in international investments and investment funds to a greater extent than have other KECALP Partnerships.

1994 PARTNERSHIP


     The 1994 Partnership closed its subscription offering on September 21, 1994, at which time it sold 40,384 units of partnership interest to 1,401 investors for $40,384,000. As of May 15, 1997, the 1994 Partnership has invested or committed approximately $42.8 million (including $40.4 million of its initial assets and $2.4 million in interest earned by the 1994 Partnership) to 24 portfolio investments. As a result, at such date approximately $1.6 million of its initial assets remained to be invested or committed. Existing investments consist of investments in 11 leveraged buyout transactions (with an aggregate cost of $18.8 million), one real estate related transaction (with an aggregate cost of $2.0 million), five venture capital transactions (with an aggregate cost of $7.8 million) and seven growth equity investments (with an aggregate cost of $14.2 million).

     Set forth below is a chart showing the results, as of March 31, 1997, of completed equity transactions with respect to the 1994 Partnership's investments. The dates of purchase refer to the dates on which investments were acquired by the 1994 Partnership.


                                                         Date of          Date of
      Classification               Company              Purchase           Sale           Cost            Proceeds
      --------------               -------              ---------         -------         -----         -----------
Leveraged Buyout           Mail-Well, Inc.                7/95            3/96          $  263,089          $ 636,875
Leveraged Buyout           Westlink Holdings, Inc.        7/95            5/96           2,114,825           4,672,000
Leveraged Buyout           Mail-Well, Inc.                7/95            6/96             704,456           1,592,857
Leveraged Buyout           Revere Holding                 1/95            12/96          1,800,000           4,890,600
                           Corporation
Leveraged Buyout           Mail-Well, Inc.                12/94           12/96            304,976           1,240,274
Total                                                                                   $5,187,346         $13,032,606
											----------         -----------
NET PROFIT REALIZED                                                                                         $7,845,260
													   ===========


1991 PARTNERSHIP


     The 1991 Partnership closed its subscription offering on September 11, 1991, at which time it sold 20,799 units of limited partnership interest to 964 investors for $20,799,000. By July 20, 1995, the 1991 Partnership had invested in or committed to 19 investments with an aggregate purchase price of $21.8 million. Seventeen were made in leveraged buyouts ($19.6 million), one in a growth equity investment ($1.0 million) and one in real estate ($1.6 million).

     Set forth below is a chart showing the results, as of March 31, 1997, of completed equity transactions with respect to the 1991 Partnership's investments. The dates of purchase refer to the dates on which investments were acquired by the 1991 Partnership.

                                                         Date of          Date of
      Classification               Company              Purchase           Sale           Cost            Proceeds
      --------------               -------              --------          -------         ----            --------
Leveraged Buyout           First USA, Inc.                9/91            2/93            $ 52,913          $  162,037
Leveraged Buyout           First USA, Inc.                9/91            3/93               3,052               9,345
Leveraged Buyout           Hospitality Franchise          1/92            7/93             345,751           1,009,411
                            Systems, Inc.
Leveraged Buyout           First USA, Inc.                9/91            8/93              68,808             390,261
Leveraged Buyout           Hospitality Franchise          1/92            11/93            315,159           1,244,700
                            Systems, Inc.
Leveraged Buyout           Hospitality Franchise          1/92            2/94             339,090           1,726,943
                            Systems, Inc.
Leveraged Buyout           First USA, Inc.                9/91            3/94              62,649             451,075
Leveraged Buyout           First USA, Inc.                9/91            1/95              12,750             103,674
Leveraged Buyout           First USA, Inc.                9/91            3/95             139,880           1,327,052
Leveraged Buyout           Triarc Companies, Inc          4/93            7/95           1,500,000           1,963,158
Leveraged Buyout           Mail-Well, Inc.                2/94            3/96             244,723             636,875
Leveraged Buyout           American Re                    9/92            3/96           1,500,000           5,967,188
                            Corporation
Leveraged Buyout           Westlink Holdings,             7/94            5/96           1,000,000           2,336,000
                            Inc.
Leveraged Buyout           Mail-Well, Inc.                2/94            6/96             655,277           1,592,857
Growth Equity              ACE Limited                    9/93            11/96          1,000,000           1,862,789
Leveraged Buyout           Blue Bird Corporation          4/92            11/96          1,500,000           3,300,000
Leveraged Buyout           Mail-Well, Inc.               12/94            12/96            304,976           1,240,274
Leveraged Buyout           WEI Holdings, Inc.             7/92             1/97            999,988                   0
Total                                                                                  $10,045,016         $25,323,639
										       -----------         -----------
NET PROFIT REALIZED                                                                                        $15,278,623
													   ===========


1989 PARTNERSHIP


     The 1989 Partnership closed its subscription offering on May 16, 1989, at which time it sold 21,096 units of limited partnership interest to 843 investors for $21,096,000. By May 1, 1992, the 1989 Partnership was fully invested in 22 investments with an aggregate purchase price of $23.1 million. Of the 22 investments, 21 were in leveraged buyouts ($22.6 million) and one in venture capital ($500,000).

     Set forth below is a chart showing the results, as of March 31, 1997, of completed equity transactions with respect to the 1989 Partnership. The dates of purchase refer to the dates on which investments were acquired by the 1989 Partnership.

                                                 Date of          Date of
      Classification       Company              Purchase           Sale            Cost           Proceeds
      --------------       -------              --------          -------          ----           --------
Leveraged Buyout        RJR Nabisco Holding        5/91             9/92         $     5,071        $ 2,407,194
                         Corp.
Leveraged Buyout        RJR Nabisco Holding        5/91             12/92          2,535,044          3,621,389
                         Corp.
Leveraged Buyout        First USA, Inc.            5/91             2/93              83,961            379,830
Leveraged Buyout        First USA, Inc.            8/91             2/93             316,370            968,837
Leveraged Buyout        First USA, Inc.            5/91             3/93              17,193             77,778
Leveraged Buyout        First USA, Inc.            5/91             8/93             376,132          3,151,488
Leveraged Buyout        First USA, Inc.            5/91             8/93              17,463            146,317
Leveraged Buyout        First USA, Inc.            5/91             3/94             358,358          3,811,597
Leveraged Buyout        Eckerd Corporation         5/91             5/94             139,512            517,378
Leveraged Buyout        Ann Taylor Stores          5/91             5/94             895,676          3,370,105
                         Corporation
Leveraged Buyout        Ann Taylor Stores          5/91             12/94            297,510          1,423,450
                         Corporation
Leveraged Buyout        Kash n' Karry Food         5/91             12/94            253,050                  0
                         Stores, Inc.
Leveraged Buyout        First USA, Inc.            5/91             1/95              74,801            898,508
Leveraged Buyout        First USA, Inc.            5/91             3/95             798,261         11,187,510
Leveraged Buyout        Eckerd Corporation         5/91             8/95             161,754          1,018,839
Leveraged Buyout        Houlihan's Restaurant      5/91             8/95                   1             69,660
                         Group, Inc.
Leveraged Buyout        Esstar Incorporated        5/91             9/95           1,601,960            324,415
Leveraged Buyout        London Fog Industries      5/91             5/95           2,259,221                  0
Leveraged Buyout        Caterair Holdings          5/91             11/95            138,817                  0
                         Corporation
Leveraged Buyout        Eckerd Corporation         5/91             12/95            264,141          2,362,673
Leveraged Buyout        Caterair Holdings          5/91             12/95            788,769             26,008
                         Corporation
Venture Capital         TranSwitch Corporation     7/89             12/95            183,232            748,173
Venture Capital         TranSwitch Corporation     7/89             1/96             297,461            899,338
Leveraged Buyout        El Holdings, Inc.          5/91             1/96             323,074          318,887(A)
Leveraged Buyout        Simmons Company            5/91             3/96             744,130          2,757,345
Leveraged Buyout        Loehmann's Holdings        5/91             5/96              61,609            213,245
Leveraged Buyout        Loehmann's Holdings        5/91             6/96             183,393            301,325
Leveraged Buyout        Loehmann's Holdings        5/91             11/96            202,555          1,136,384
Leveraged Buyout        Blue Bird Corporation      4/91             11/96            425,000            935,000
Leveraged Buyout        Eckerd Corporation         5/91             12/96             81,763            600,320
Total                                                                            $13,885,282        $43,672,993
										 -----------	    -----------
NET PROFIT REALIZED                                                                                 $29,787,711
												    ===========

_________________
(A)    Received shares of EI Holdings as part of sale of Esstar Incorporated


1987 PARTNERSHIP


     The 1987 Partnership closed its subscription offering on May 28, 1987, at which time it sold 13,549 units of limited partnership interest to 895 investors for $13,549,000. By May 23, 1991, the 1987 Partnership was fully invested to invest in 27 investments with an aggregate purchase price of $15.3 million. Of the 27 investments, 19 were in leveraged buyouts ($10.6 million), six in venture capital ($2.3 million), one growth equity investment ($400,000) and one in real estate ($2.0 million).

     Set forth below is a chart showing the results, as of March 31, 1997, of completed equity transactions with respect to the 1987 Partnership's investments. The dates of purchase indicated refer to the dates on which investments were acquired by the 1987 Partnership.

                                                      Date of          Date of
      Classification       Company                   Purchase            Sale                Cost               Proceeds
      --------------       -------                   --------          -------               ----               --------
Leveraged Buyout       Mueller Holdings, Inc.             11/88           11/88         $    62,507         $    169,124
Leveraged Buyout       Apparel Marketing                  5/89             5/89             158,872            1,124,950
                        Industries, Inc.
Leveraged Buyout       GU Acquisition Corporation         7/89             7/89           1,373,836            2,497,239
Venture Capital        Telecom USA                        6/89             7/89             440,616              649,625
Venture Capital        Magnesys                           9/88            12/89             253,073                    0
Venture Capital        TCOM Systems, Inc.                 12/87            3/91             581,791                    0
Venture Capital        Meteor Message Corporation         9/88             9/91             308,086                    0
Leveraged Buyout       GND Holdings Corporation           7/89             6/92                   0            1,215,869
Leveraged Buyout       Peter J. Schmitt Co., Inc.         5/91             6/92             190,580                    0
Venture Capital        IDEC Pharmaceuticals               6/89             7/92              16,304               88,244
                        Corporation
Leveraged Buyout       RJR Nabisco Holdings               5/91             9/92               2,901            1,374,093
                        Corporation
Leveraged Buyout       John Alden Financial Group         5/91            10/92             248,476              230,257
Venture Capital        Bolt, Barenek & Newman             3/89            11/92             554,128               19,956(A)
Leveraged Buyout       RJR Nabisco Holdings               5/91            12/92           1,450,665            2,066,766
                        Corporation
Leveraged Buyout       General Felt Industries            5/91             3/93             237,846              359,023
Leveraged Buyout       John Alden Financial Group         5/89            11/93              20,705              645,439
Leveraged Buyout       Servam Corporation                 5/91            12/93              26,048                    0
Leveraged Buyout       Ann Taylor Stores                  5/91             5/94              42,456              159,748
                        Corporation
Leveraged Buyout       John Alden Financial Group         5/89             6/94               2,797              116,223
Leveraged Buyout       John Alden Financial Group         5/89             8/94              25,438              945,182
Leveraged Buyout       Borg-Warner Automotive,            9/88            10/94             118,836              476,350
                        Inc.
Leveraged Buyout       Borg-Warner Automotive,            9/88            11/94               1,429                5,728
                        Inc.
Leveraged Buyout       Ann Taylor Stores                  5/91            12/94              16,257               78,620
                        Corporation
Leveraged Buyout       Kash 'N Karry Food Stores,         5/91            12/94              96,951                    0
                        Inc.
Leveraged Buyout       John Alden Financial Group         5/89             1/95              24,702              789,447
Leveraged Buyout       Apparel Marketing                  5/89            12/95                   0              179,079
                        Industries, Inc.
Venture Capital        TranSwitch Corporation             12/88           12/95              72,800              406,300
Venture Capital        TranSwitch Corporation             12/88            1/96             127,200              524,100
Leveraged Buyout       El Holdings, Inc.                  5/91             1/96           1,181,250              235,139(B)
Leveraged Buyout       Simmons Company                    5/91             3/96             858,253            3,180,222
Leveraged Buyout       Loehmann's Holdings                5/91             5/96              61,609              213,245
Leveraged Buyout       Loehmann's Holdings                5/91             6/96             183,393              301,325
Leveraged Buyout       Borg-Warner Automotive,            9/88             8/96              419,400           2,513,242
                        Inc.
Leveraged Buyout       Loehmann's Holdings                5/91            11/96             202,555            1,136,384
Leveraged Buyout       Borg-Warner Automotive,            9/88           2-3/97             547,033            3,855,967
                        Inc.
Total											 $9,908,793	      $25,556,886
											 ----------	      -----------
NET PROFIT REALIZED                                                                                           $15,648,093
													      ===========


-----------------
(A) Received shares of Bolt, Barenek & Newman as part of dissolution of partnership.
(B)  Received  shares  of  EI  Holdings  as  part  of  the   sale  of  Esstar
     Incorporated.


1986 PARTNERSHIP


     The 1986 Partnership closed its subscription offering on April 15, 1986, at which time it sold 7,234 units of limited partnership interest to approximately 500 investors for $7,234,000. By May 10, 1991, the Partnership was fully invested in 26 investments with an aggregate purchase price of $8.3 million. Of the 26 investments, 15 were in venture capital situations ($3.3 million), nine in leveraged buyouts ($3.1 million), one growth equity investment ($1.1 million) and one other transaction ($759,000).

     Set forth below is a chart showing the results, as of March 31, 1997, of completed equity transactions with respect to the 1986 Partnership's investments. The dates of purchase indicated refer to the dates on which investments were acquired by the 1986 Partnership.


                                                   Date of          Date of
   Classification       Company                   Purchase            Sale                Cost               Proceeds
   --------------       -------                   ---------         -------               ----               --------
Growth Equity         FGIC Corporation                  6/86             3/88            $1,084,447         $ 1,889,415
Venture Capital       Dallas Semiconductor              4/86             5/88               203,867             470,412
                       Corporation
Venture Capital       Data Recording Systems,           2/88             6/88               202,450                   0
                       Inc.
Venture Capital       Alliant Computer Systems          6/86             7/88               158,529              95,375
                       Corp.
Leveraged Buyout      CMI Holdings, Inc.                1/88             4/89                45,349             153,451
Other                 Varity                            4/89             4/89               758,842           1,906,283
Leveraged Buyout      Printing Holdings, L.P.           4/89             4/89               649,949           2,135,285
Leveraged Buyout      Amstar Corporation                1/88             7/89               354,728           1,303,520
Venture Capital       Intek Diagnostics, Inc.           8/86             9/89               104,534                   0
Leveraged Buyout      Education Management Corp.        4/89             10/89              192,432             643,824
Venture Capital       Qume Corporation                  8/86             4/90               211,193             485,625
Venture Capital       Computer-Aided Design             1/88             9/90               117,183                   0
                       Group
Venture Capital       International Power               2/87             9/90               208,592              61,466
                       Technology, Inc.
Venture Capital       Robert Wooldridge & Co.           7/87             9/90               205,882                   0
Venture Capital       Shared Resource Exchange,         2/87             9/90               262,501                   0
                       Inc.
Leveraged Buyout      Prince Holdings, Inc.             5/89             10/90              147,601           1,400,807
Venture Capital       IDEXX Corporation                 2/87             6/91                33,583              66,388
Venture Capital       Computer-Aided Design             1/88             9/91                39,061                   0
                       Group
Venture Capital       ViewLogic Systems, Inc.           6/86             12/91              212,874           1,474,388
Venture Capital       IDEXX Corporation                 2/87             1/92               178,312             580,571
Venture Capital       Enhance Financial Services        4/89             2/92               238,366             332,558
                       Group Inc.
Leveraged Buyout      ALLTEL Corporation                2/87             7/92                11,589             163,649
Venture Capital       Enhance Financial Svcs.           4/89             8/92               251,042             369,949
                       Group Inc.
Venture Capital       Zentec Corporation               12/86             9/92               277,500                   0
Leveraged Buyout      ALLTEL Corporation                2/87             3/93                24,277             428,451
Venture Capital       BehaviorTech, Inc.                8/86             7/93               105,669               9,900
Leveraged Buyout      ALLTEL Corporation                2/87             8/93                25,480             483,124
Leveraged Buyout      ALLTEL Corporation                2/87             11/93               12,071             240,807
Leveraged Buyout      Eckerd Corporation                4/89             5/94                91,725             381,088
Leveraged Buyout      Borg-Warner Automotive,           9/88             11/94               24,076              96,419
                       Inc.
Leveraged Buyout      Eckerd Corporation                4/89             12/94               17,561             110,000
Leveraged Buyout      Eckerd Corporation                4/89             4/95                17,561             114,711
Leveraged Buyout      Eckerd Corporation                4/89             8/95                95,400             673,195
Leveraged Buyout      Eckerd Corporation                4/89             12/95              286,372           1,561,177
Venture Capital       Shared Resource Exchange,         2/87             12/95               87,500                   1
                       Inc.
Leveraged Buyout      World Color Press, Inc.           4/89             1/96               480,806             922,012
Leveraged Buyout      Borg-Warner Automotive,           9/88             8/96                83,960             502,661
                       Inc.
Leveraged Buyout      Education Management              4/89             11/96                    0             133,278
                       Corporation
Leveraged Buyout      Eckerd Corporation                4/89             12/96               41,993             396,655
Leveraged Buyout      Borg-Warner Automotive,           9/88             2/97                95,147             670,059
                       Inc.
Leveraged Buyout      Borg-Warner Automotive,           9/88             3/97                14,358             101,112
                       Inc.
Total                                                                                    $7,654,362         $20,357,616
											 ----------         -----------
NET PROFIT REALIZED                                                                                         $12,703,254
												            ===========


1984 PARTNERSHIP


     The 1984 Partnership closed its subscription offering on May 22, 1984, at which time it sold 3,747 units of limited partnership interest to approximately 300 investors for $3,747,000. By February 3, 1988, the 1984 Partnership was fully invested in 23 investments with an aggregate purchase price of $4.1 million. Of the 23 investments, six were in real estate ($750,000), nine in venture capital ($1.1 million), five in leveraged buyouts ($1.1 million), one in oil and gas ($350,000), one in leasing ($250,000) and one growth equity investment ($600,000).

     Set forth below is a chart showing the results, as of March 31, 1997, of completed equity transactions with respect to the 1984 Partnership's investments. The dates of purchase indicated refer to the dates on which investments were acquired by the 1984 Partnership.

                                                     Date of            Date of
   Classification       Company                     Purchase              Sale                Cost            Proceeds
   --------------       -------                     ---------           -------               ----            --------
Real Estate             Courtland Realty                 6/84            12/86           $     82,416    $      43,772
Venture Capital         California Devices, Inc.        12/85             8/87                150,000                0
Leveraged Buyout        Denny's, Inc.                    9/86             9/87                399,968        1,898,631
Leveraged Buyout        Ithaca Corporation               4/86             1/88                422,563        7,448,000
Growth Equity           FGIC Corp.                       6/86             3/88                601,205        1,133,550
Venture Capital         Alliant Computer Systems         6/86             7/88                101,225           63,563
                        Corp.
Venture Capital         Data Recording Systems           2/85             8/88                152,444                0
Leveraged Buyout        Printing Holdings, L.P.          4/89             4/89                115,706          376,815
Leveraged Buyout        New Axia Holdings                9/86            12/89                 31,225          262,500
                        Corporation
Venture Capital         Intek Diagnostics, Inc.          8/86            12/89                100,980                0
Leveraged Buyout        C.C. Packaging, Inc.             9/86             3/90                 11,223           15,110
Venture Capital         Shared Resource Exchange,        2/87             9/90                 74,999                0
                        Inc.
Oil and Gas             Berresford Enterprises-         11/84             3/93                350,000               70
                        Jerry 1984
Venture Capital         BehaviorTech, Inc.               8/86             7/93                 70,973            6,930
Venture Capital         Private Satellite Network,       8/84             9/93                158,575           30,665
                        Inc.
Leveraged Buyout        Axia Incorporated                9/86             3/94                      0           86,120
Leasing                 Dry Van Trailers                11/84             9/94                250,572          149,650
Venture Capital         Acuity Imaging Corporation      12/85            12/94                200,000          227,496
                        (Itran)
Real Estate             JMB Income Properties,          11/85            12/95                 34,335           12,010
                        Ltd. - VIII
Venture Capital         Shared Resource Exchange,        2/87            12/95                 25,000                1
                        Inc.
Leveraged Buyout        World Color Press, Inc.          4/89             1/96                 84,848           162,718
                        (Printing Holdings, L.P.)
Real Estate             JMB Income Properties,          11/85            12/96                  6,488            4,469
                        Ltd.-IX
Total                                                                                      $3,424,745      $11,922,070
											   ----------      -----------
NET PROFIT REALIZED                                                                                        $ 8,497,325
													   ===========




1983 PARTNERSHIP


     The 1983 Partnership closed its subscription offering on May 20, 1983, at which time it sold 6,915 units of limited partnership interest to approximately 600 investors for $6,915,000. By March 2, 1987, the 1983 Partnership was fully invested with 21 investments with an aggregate purchase price of approximately $7.4 million. Of the 21 investments, five were in venture capital ($700,000), three in leveraged buyouts ($1.0 million), six in real estate ($2.8 million), three in oil and gas ($900,000), three in leasing ($1.0 million) and one growth equity investment ($1.0 million).

     Set forth below is a chart showing the results as of March 31, 1997, of completed equity transactions with respect to the 1983 Partnership's investments. The dates of purchase indicated refer to the dates on which investments were acquired by the 1983 Partnership.

                                                           Date of          Date of
   Classification         Company                         Purchase            Sale                Cost          Proceeds
   --------------         -------                         --------          -------               ----          --------
Leveraged Buyout         Signode Industries                     12/85          9/86         $   761,003        $ 8,096,509
Venture Capital          UAS Automation Systems, Inc.            6/83         11/86             100,003            394,520
Leasing                  Aztex Associates, L.P.                  5/83         12/86             142,224                  0
Venture Capital          BBN R/S Expert, L.P.                    6/84          5/87             230,000            769,531
Leveraged Buyout         Denny's, Inc.                           9/86          9/87             199,984            949,315
Growth Equity            FGIC Corporation                        8/85          3/88           1,000,000          1,649,840
Venture Capital          Alliant Computer Systems Corp.          6/86          7/88             100,000             63,563
Leveraged Buyout         Medical Disposables Company             6/86          4/90              65,000            162,070
Oil and Gas              Posse Petroleum, Ltd.                  10/83          2/91             176,469             60,000
Venture Capital          NPI Plant Research, Ltd.                4/84          3/91             232,500             25,000
Leasing                  Cortlandt Intermodal Leasing            6/83          4/92             432,882            180,624
Oil and Gas              Berresford Enterprises-Jerry 1984      11/84          3/93             150,000                 30
Oil and Gas              Berresford Enterprises-                10/83          3/93             550,000                 55
                          Margaret #1
Real Estate              Casselberry-Oxford Associates,          6/83         12/95             840,007            140,000
                          L.P.
Leasing                  Windpower Partners 1983-1               6/83         12/95             540,350             14,000
Real Estate              Capital Realty Investors - II           6/83          2/96             452,500             19,385
Venture Capital          ML Venture Partners I L.P.              6/83          9/96              39,249              4,140
Total                                                                                        $6,012,171        $12,528,582
											     ----------        -----------
NET PROFIT REALIZED                                                                                            $ 6,516,411
													       ===========



                      INVESTMENT OBJECTIVE AND POLICIES

GENERAL


     The investment objective of the Partnership is to seek long-term capital appreciation. It is expected that a significant portion of the Partnership's assets will be invested in privately-offered equity investments in U.S. and non-U.S. issuers. The Partnership's investments may include securities issued in leveraged buyout transactions, financings of companies in an early stage of development, investments in growth equities and transactions  involving  financial  restructurings  or recapitalizations  of
operating  companies, as described below.     Investments   in  non-U.S.
issuers  may   include
opportunities in both the emerging markets and developed countries. Investments may also be made in real estate opportunities. Investments in non-U.S. issuers may include opportunities in both emerging markets and developed countries. The Partnership's investments may be made directly in portfolio companies or through the purchase of interests in other investment funds, including hedge funds. The Partnership may make other investments in equity and fixed income securities that the General Partner considers appropriate in terms of their potential for capital appreciation. Current income will not generally be a significant factor in the selection of investments. The Partnership may not change its investment objective unless authorized by the vote of a majority-in-interest of the Limited Partners of the Partnership. There can be no assurance that the investment objective of the Partnership will be attained.

     While privately-offered equity investments of the types expected to be acquired by the Partnership generally have the potential for achieving greater appreciation than investments in publicly-traded securities of established companies, these investments are highly speculative and involve substantial risks which are increased by the long-term nature and limited liquidity of such investments. It is anticipated that the proceeds of the offering will be invested, or committed for investment, within three to four years after the date the Partnership commences operations. To the extent portfolio investments are disposed of within two years after the closing of the sale of Units, the General Partner will consider reinvesting all or a substantial portion of the proceeds realized by the Partnership. However, the General Partner does not expect to reinvest proceeds from the liquidation of portfolio investments (other than temporary investments) occurring more than two years after the closing of the sale of Units, except in connection with follow-on investments made in existing portfolio companies.


     The Partnership may invest, without limit, in the securities of non-U.S. corporations and other issuers. While there are no prescribed limits on the geographic allocation of the Partnership's international investments, the Partnership expects that a substantial portion of these investments may be made in developing countries, including developing countries located in the Far East, the Indian subcontinent, Eastern Europe (including the former Soviet Union) and Latin America. The General Partner believes that private equity investments in growing companies in developing countries are consistent with the Partnership's investment objective and can provide attractive opportunities in light of the fact that emerging capital markets are not as developed as those in Western Europe and the United States.

     In addition to its direct investments, the Partnership may invest in U.S. or non-U.S. investment funds offering opportunities consistent with its investment objective. The Partnership expects that investments in investment funds organized or operating outside the United States will be made to facilitate the Partnership's investments in selected regions or industries. In addition, such investments may be made when it is considered more efficient to invest in a particular market on an indirect basis rather than through direct investments in non-U.S. issuers. The Partnership expects that domestic investment funds in which it invests will generally emphasize the types of equity securities in which the Partnership invests directly. Examples include funds investing in buyout opportunities, recapitalizations transactions involving financial restructuring and funds with a focus on technology or real estate. The Partnership may also invest in hedge funds as described below. The General Partner believes that investment funds may have access to certain investment opportunities that will not otherwise be available to the Partnership. In addition, managers of investment funds may have specialized investment skills regarding certain industries, types of investments or regions.

TYPES OF INVESTMENTS

     Leveraged buyout transactions typically involve the purchase of public or privately-held corporations, or divisions or subsidiaries of such corporations, through financing provided by equity investors and debt financing. The transactions generally involve a significant degree of debt financing and the highly leveraged financial structure of these investments may introduce substantial risks to equity investors apart from those directly related to a company's operations. As described under "Sources of Investment Opportunities" below, the Partnership anticipates that it will seek to co-invest in a number of these investments with ML & Co. or its affiliates.


     The Partnership also expects that it will make investments in venture capital transactions offering investment potential consistent with the Partnership's objective of seeking long-term capital appreciation. To the extent the Partnership makes such investments, it expects that these investments will generally consist of investments in a limited number of new companies or companies in an early stage of development that the General Partner believes have outstanding appreciation and profit potential. Typically venture capital investments may take from four to seven years to reach a state of maturity where disposition can be considered.

     The Partnership anticipates that it will also invest in "growth equities." These investments are equity investments in mid- to later-stage companies seeking to expand current operations or enter new types of business.

     The Partnership anticipates that it may also make equity investments in transactions involving financial restructurings or recapitalizations of operating companies. It is expected that these investments would be made in connection with the restructuring or recapitalization of a leveraged company pursuant to which a portion of its outstanding capitalization is to be exchanged for, or repaid from the proceeds of the issuance of, one or more classes of new securities. A company will generally undertake a financial restructuring or recapitalization transaction because its financial structure is overly leveraged in light of its current or anticipated operations. These companies may also be encountering financial difficulties in meeting current debt service payments. The Partnership anticipates that it will seek to co-invest in financial restructuring or recapitalization transactions with ML & Co. or its affiliates. The Partnership may also invest a portion of its assets in real estate investments.


     In considering international investments, the Partnership may seek investments particularly in emerging markets, where there is generally more limited access to capital than in developed countries. Such international investments may include companies in a variety of sectors, including manufacturing, telecommunications, infrastructure, and financial and other services. In reviewing international investment opportunities, the General Partner will consider factors such as whether companies have an established record of profitability, proven management capability, the potential for above average rates of growth, a significant market share and competitive advantages in their markets (such as barriers to entry). The General Partner will also review the potential exit strategies with respect to international investments, and factors particular to the location of a company such as the availability of trained labor, political, economic and social conditions and tax and regulatory considerations.

     The international investments that the Partnership may make include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, (ii) the purchase of such an equity interest in an enterprise from an investor in the enterprise and (iii) securities traded on exchanges in emerging markets.


     It is expected that in certain cases, the Partnership may at the time of making the investment, enter into a shareholder or similar agreement with the enterprise or one or more other holders of equity interests in the enterprise. These agreements may, in appropriate circumstances, provide the
Partnership or an affiliate of the General Partner with the ability to appoint one or more representatives to the board of directors or similar body of the enterprise and for eventual disposition of the Partnership's investment in the enterprise.


     The investment funds in which the Partnership may invest include investment vehicles that are deemed to be "investment companies" under the
Investment Company Act and similar managed investment vehicles organized outside the United States that are outside the scope of such Act. The Investment Company Act contains limitations on the ability of the Partnership to invest in entities that are considered "investment companies" for purposes of such Act, although this limitation does not apply to the Partnership's investments in U.S.-organized private investment funds. Pursuant to the Investment Company Act, the Partnership may invest generally no more than 10% of its total assets in shares of other investment companies (as defined in such Act) and no more than 5% of its total assets in any one investment company. To the extent the Partnership and its "affiliated persons" (as defined in the Investment Company Act) own no more than 3% of the outstanding stock of an investment company, the Partnership's ownership of the securities of such investment company is not subject to the foregoing 5% and 10% limitations.


     The Partnership may invest up to 10% of its total assets in hedge funds. These funds, for purposes of the Partnership's policy, consist of private investment partnerships or other private investment funds seeking to maximize total return through use of various trading strategies. The Partnership anticipates that the hedge funds in which it may invest will typically operate on a leveraged basis and will reserve authority to maintain long and short positions in equity and debt securities and to invest in a variety of financial instruments, including derivative instruments, warrants, swap agreements and currency-related obligations, and commodities.

     After an initial equity investment in transactions described above, the Partnership anticipates that it may, at times, provide additional or follow-on funds to the issuer. Follow-on investments may be made pursuant to rights to acquire additional securities, or otherwise in order to increase the Partnership's position in a successful or promising portfolio company. The Partnership may also be called on to provide follow-on investments for a number of other reasons, including providing additional capital to a company to implement fully its business plans, to develop a new line of business or to recover from unexpected business problems.


     The Partnership may make direct investments of up to 5% of its total assets in high yield corporate debt securities that the General Partner believes have significant potential for capital appreciation. These securities may be acquired in restructuring or reorganization transactions in which ML & Co. or its affiliates are participating as financial adviser or in other capacities. High yield debt securities, also referred to as "junk bonds", are regarded as predominantly speculative as to the issuer's ability to make payments of principal and interest. See "Risk and Other Important Factors". The Fund also may make investments in funds that invest in high yield corporate debt securities.

     The Partnership does not intend to invest more than 15% of its assets in any one portfolio company. The equity investments made by the Partnership in portfolio companies will typically be structured in negotiated private transactions and will generally be restricted as to the manner of resale or disposition. The securities acquired by the Partnership will primarily consist of common stocks and securities convertible into common stocks, but may also consist of a combination of equity and debt securities and warrants, options and other rights to obtain such securities or, in the case of high yield debt securities, the debt securities themselves.

SOURCES OF INVESTMENT OPPORTUNITIES

     The Partnership expects to locate suitable investments from a variety of sources, including affiliates of the General Partner and third parties. Although the Partnership cannot predict what percentage of its investments will be in opportunities presented by affiliates of the General Partner or by third parties, it expects that a significant portion will be invested in opportunities presented by affiliates of the General Partner. See "The General Partner and Its Affiliates--Significant Affiliates of the General Partner" and "Conflicts of Interest".

     The Partnership will seek to invest in leveraged buyout and other equity investments. Previous KECALP Partnerships (particularly the 1989 Partnership and the 1991 Partnership) co-invested to a significant degree in buyout investments with partnerships managed by Merrill Lynch Capital Partners Inc. ("MLCP"), a subsidiary of ML & Co. These investments were made available to the KECALP Partnerships by ML & Co. from its co-investments with such buyout partnerships. The investment professionals of MLCP formed a new management company in 1994 which is not affiliated with ML & Co. for the purpose of managing buyout partnerships. The principals of such new management company have advised the General Partner that the KECALP Partnerships may co-invest with such partnership in an aggregate amount of up to $2.5 million in each investment made by such partnership, subject to a maximum investment by the KECALP Partnerships of a 3% interest in any acquired company. Since ML & Co. invested in such partnership as a limited partner, the General Partner obtained an exemptive order from the Securities and Exchange Commission to enable the KECALP Partnerships to make any such co-investments.

     The Investment Company Act contains restrictions on co-investments by a registered investment company (such as the Partnership) and affiliates of its sponsor and on purchases of securities by a registered investment company from affiliates of its sponsor. Accordingly, to the extent the Partnership seeks to invest in transactions in which ML & Co. or any of its affiliates is also a participant or to purchase securities from ML & Co. or any of its affiliates, the Partnership may be required to obtain an exemptive order from the Securities and Exchange Commission under such Act before it can make the investment. The prior partnerships for which the General Partner acts as general partner have been able to obtain such exemptive orders under the Investment Company Act. In this regard, the Partnership has obtained blanket exemptive relief from the Securities and Exchange Commission permitting co-investments under certain circumstances in leveraged buyout and other equity investments with ML & Co. and its affiliates. There can be no assurance that the General Partner will be able to obtain exemptions in the future with respect to investments that do not qualify under the terms of existing exemptions.

INVESTMENT FACTORS

     Prospective investments will be evaluated by the General Partner upon selection factors established by the General Partner from time to time. The following are typical of the factors which may be considered by the General
Partner:

          (1)  the potential return that may be earned from the investment;
          (2) the nature of the risks associated with such investment (e.g., industry risks or risks related to the structure of the investment opportunity);
          (3) the degree of diversification in the Partnership's investment portfolio;
          (4) the financial stability, creditworthiness and reputation of any proposed partners or joint venturers;
          (5) in the case of Sponsored Programs or indirect investments made through third parties, the background, experience and, where applicable, prior performance of the issuer of the constituent securities;
          (6)  the potential return available in alternative investments; and
          (7) other considerations relative to a specific investment being considered.

PROPOSED INITIAL INVESTMENTS


As of the date of this Prospectus, the General Partner has approved the purchase by the Partnership of 19 investments, the details of which are set forth below. It is anticipated that, to the extent permitted by the Investment Company Act or exemptions therefrom, each of the 19 investments that are deemed suitable investments for the Offshore KECALP Funds will be allocated proportionately among the Partnership and the Offshore KECALP Funds based upon uncommitted capital (or, prior to the closings of the Offshore KECALP Funds, based upon the estimated uncommitted capital of such funds), although such investments may be allocated in a different manner in the discretion of the General Partner. The Offshore KECALP Funds may refrain from investing in one or more of the investments due to tax or other considerations. The cost of the 19 investments that the General Partner has approved for investment by the Partnership and, to the extent suitable, the Offshore KECALP Funds, aggregates approximately $84.6 million. There can be no assurance that the Partnership will acquire each of the following investments, or that the Partnership will acquire such investments in the amounts indicated.

CANDESCENT TECHNOLOGIES CORPORATION.  Candescent Technologies Corporation,
-----------------------------------
formerly  known  as Silcon  Video  ("Candescent")  is  a company  founded  to develop, manufacture and market a thin cathode ray tube for use in televisions and laptop computers. Candescent is developing a technology that would produce the quality of the standard television set in a thin format that could be used in small televisions, laptop computers and other video displays. The company is producing the thin CRT in small formats but has not begun actual commercial manufacture of the thin cathode ray tube, which it expects to do starting in 1998 with the assistance of technical, manufacturing and customer strategic partners. The General Partner has approved an investment of $5 million in Candescent.


CAPTURA SOFTWARE, INC.  Captura Software, Inc. ("Captura") is a privately
----------------------
held enterprise software company, founded in 1994, which has developed a business application to automate travel and expense processing, reporting and analysis into one fully-integrated system. Such system (i) enables corporate credit card companies to electronically submit expenses; (ii) interfaces directly with corporate accounting systems; (iii) allows information to be processed using company expense rules that eliminates significant processing and (iv) allows remote users to input cash receipt data into laptop computers. The General Partner has approved an investment of $1.25 million in Captura.


ICHAT, INC.  ichat, Inc., ("ichat") is a leading supplier of interactive
-----------
real-time Internet and intranet communications software products, tools and technology. The company's ROOMS product enable companies and organizations to add two-way communications to their external or internal web sites, so that site visitors can communicate with representatives and each other. When visitors enter a chat-enabled web page, an ichat frame opens up and displays any on-going chat session among visitors. The General Partner has approved an investment of $2 million ichat.


LEINER HEALTH PRODUCTS GROUP INC.  Leiner Health Products Groups Inc.
---------------------------------
("Leiner") is the U.S.'s largest manufacturer of vitamins, minerals, and nutritional supplements and distributes its products primarily through the mass market retailers. Leiner has a 23% market share of all mass market vitamin sales in the United States and a 50% share of the mass market private label segment. Leiner's products are sold in more than 50,000 of the nation's leading retail outlets, including the 20 largest drugstore chains and 18 of the 20 largest supermarket chains. This investment will be held indirectly through another entity, North Castle Partners I, L.L.C., formed by a third party to acquire the investment. Such third party will receive a carried interest in the profits of such entity. The General Partner has approved an investment of at least $14.3 million in Leiner.

ORBITAL IMAGING CORPORATION.  Orbital Imaging Corporation ("Orbimage") is a
---------------------------
start-up company that seeks to become a satellite operator in the global space-based imagery industry. Orbimage, an affiliate of the Orbital Sciences Corporation, intends to launch and operate a fleet of small, low-cost Earth observation satellites to collect, process and distribute digital imagery of land areas, oceans and weather conditions. The General Partner has approved an investment of up to $7 million in Orbimage.

PACKARD BIOSCIENCE COMPANY. Packard BioScience Company ("Packard"), founded in 1949, is a leading global
--------------------------
manufacturer of analytical instruments and related supplies and services. Packard's long-term relationships with pharmaceutical laboratories, engineering capabilities and extensive international sales and service organization leaves it in a unique position to benefit from trends influencing the life sciences market such as (1) the growth in funding from pharmaceutical and biotechnology industries; (2) the demand for increased automation at pharmaceutical, biotechnology and clinical laboratories; (3) the need for accelerated drug discovery; (4) the need to improve research efficiency and (5) the growth of non-radioisotopic bioanalytical research. Packard's subsidiary Canberra Nuclear Products Group sells instruments (1) to detect the presence of nuclear materials; (2) for use in the decommission and decontamination of nuclear plants; (3) for use for worker health and safety in connection with nuclear products and (4) for use in connection with the disposal of nuclear waste. The General Partner has approved an investment of $1 million in Packard.

PROCOMP AMAZONIA INDUSTRIA ELECTRONICA LTDA.  Procomp Amazonia Industria
-------------------------------------------
Electronica LTDA ("Procomp"), is the leading bank automation company in Brazil. Procomp sells packaged proprietary and remarketed hardware and software to banks in Brazil and provides after-market maintenance and services to its customers. The company's products, which are assembled at a production facility in the Free-Trade Zone of Manaus in Brazil, include Automatic Teller Machines ("ATMs"), financial terminals and other peripheral products. The General Partner has approved an investment in Procomp of up to $4 million.

PT KERAMIKA INDONESIA ASSOSIASI.  PT Keramika Indonesia Assosiasi ("KIA") is
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an Indonesian ceramic tile manufacturer, which trades on the Jakarta Stock Exchange. The company is 70.6%-owned by the Ongko Group, an Indonesian conglomerate owned and managed by the Ongko family. KIA is the only domestic ceramic tile producer that offers a full line of wall, roof and floor tiles in addition to ceramic bathroom products. The company has a network of showrooms through which it markets its products. The company's strategy is to: (1) expand its capacity to address undersupply in its primary market;
(2) emphasize the manufacture of larger tile, which can be sold at higher prices; (3) move away from the manufacture of swimming pool tile which is expensive to produce; (4) increase its capacity to produce roof tiles; and
(5) strengthen its marketing and distribution network. The General Partner has approved an investment in KIA of up to $2 million.

WALLS HOLDING COMPANY, INC.  Walls Holding Company, Inc. ("Walls") is a
---------------------------
leading designer, manufacturer and marketer of a broad line of high-quality branded workwear, hunting and outdoor apparel and outerwear. Founded more than 50 years ago, Walls sells its products nationwide through mass merchandisers, sporting goods stores, independent retailers and catalog retailers. In addition, Walls operates eight retail factory outlets. This investment will be held indirectly through another entity formed by a third party to acquire the investment. Such entity will charge a management fee and a carried interest. The General Partner has approved an investment of $1.9 million in Walls.

WENDENG TIANRUN CRANKSHAFT CO. LTD.  Wendeng Tianrun Crankshaft Co. Ltd.
-----------------------------------
("WTC") is a joint venture established to own Shandong Crankshaft General Factory ("SCGF"), the largest independent manufacturer of crankshafts for diesel trucks in the People's Republic of China. The factory is located in Shandong province in China. WTC is 60% owned by Wendeng City, which contributed SCGF to the joint venture and 40% owned by entities affiliated with Merrill Lynch. The proceeds of the new investment is targeted to build a new casting plant and additional facilities and to purchase equipment for these facilities which are scheduled to be completed in 1999. The plant currently produces crankshafts for diesel trucks and for the replacement market. SCGF's current customers include some of the top domestic diesel manufacturers in China. The General Partner has approved an investment of up to $1 million by the Partnership in WTC.


CHARTERHOUSE EQUITY PARTNERS III, L.P.  Charterhouse Equity Partners is a
--------------------------------------
limited partnership fund with a maximum size of $750 million that will seek to make private equity investments in buyouts, recapitalizations and companies requiring capital for business expansion. The General Partner has approved an investment of $5 million in Charterhouse Equity Partners III, L.P.


FLEMING U.S. DISCOVERY FUND III, L.P.  The Fleming U.S. Discovery Fund III
-------------------------------------
("U.S. Discovery Fund III") is a fund organized by Fleming Capital Management that will seek to make privately-negotiated purchases of companies with small capitalizations that are already traded in the public market. The fund will seek to take advantage of the inefficiencies in the public market with respect to so-called "small cap" companies with little research coverage and therefore not as well known to the public. The General Partner has approved an investment of $1 million by the Partnership in the U.S. Discovery Fund III.


JERUSALEM VENTURE PARTNERS, L.P.  Jerusalem Venture Partners, L.P. is a
--------------------------------
private venture capital fund, that will seek to make venture capital investments in technological companies based in or with connections to Israel. The General Partner has approved an investment of up to $1 million in Jerusalem Venture Partners, L.P.

M.D. SASS CORPORATE RESURGENCE PARTNERS, L.P.  M.D. Sass Corporate Resurgence
---------------------------------------------
Partners, L.P. ("MD Sass") is a limited partnership fund formed by the M.D. Sass investment management firm that will seek to continue the firm's historical strategy of investing in various classes of securities of companies in financial distress or which have recently emerged from financial reorganization. The new fund will also seek positions in distressed securities on a short-term basis, but will also take control positions in distressed companies. The General Partner has approved an investment of up to $3 million in MD Sass.


SPECTRUM EQUITY INVESTORS II L.P.  Spectrum Equity Investors II L.P.
---------------------------------
("Spectrum II")  is  a fund  formed that  will seek  to  make private  equity investments in companies in the communications, information, media, entertainment and telecommunications segments of the economy. Spectrum II will seek to make equity investments in communications, telecommunications, information, media and entertainment product and service companies by taking majority positions in middle-market growth companies and minority positions in earlier-stage companies serving rapidly developing market segments. The General Partner has approved an investment of up to $2.7 million in Spectrum II.

SUN CAPITAL PARTNERS L.P.  SUN Capital Partners L.P. is a fund organized by
-------------------------
the SUN group of companies to make direct equity and equity-related investments in enterprises organized or operating primarily in the Russian Federation countries. The SUN group of companies is affiliated with the Khemka group based in India, which has been operating in Russia for almost four decades. The General Partner has approved an investment of $10 million by the Partnership in the fund.


TPG PARTNERS II L.P.  TPG Partners II L.P. is a limited partnership fund with
--------------------
a maximum size of $2.5 billion which will seek to acquire control of companies (primarily in the United States) though acquisitions and corporate restructurings. The fund was formed by the Texas Pacific Group. The General Partner has approved an investment of $10 million in TPG Partners II L.P.

WARBURG, PINCUS VENTURES INTERNATIONAL, L.P.  Warburg, Pincus Ventures
--------------------------------------------
International, L.P. is a limited partnership fund which will be managed by E.M. Warburg, Pincus & Co. LLC and will seek to make private equity and venture capital investments in companies whose principal place of business is located outside the United States. The General Partner has approved an investment of $10 million in Warburg, Pincus Ventures International, L.P.

ZML PARTNERS LIMITED PARTNERSHIP IV.  ZML Partners Limited Partnership IV
-----------------------------------
("Zell IV") is a limited partnership formed to act as the general partner of Zell/Merrill Lynch Real Estate Opportunity Partners Limited Partnership IV (the "Fund"). The Fund will seek to acquire a high quality, geographically diversified portfolio of real estate assets, primarily office buildings. The investment period is ten years and Zell IV has agreed to use its best efforts to sell the property of the Fund within 15 years from the initial closing of the Fund. The General Partner has approved an investment of $2.5 million in Zell IV. Such limited partnership interest permits participation in the carried interest of Zell IV in the Fund.

LEVERAGE

     The Partnership Agreement permits the General Partner to borrow funds on behalf of or lend funds to the Partnership. The General Partner will obtain funds for making Partnership investments when it believes such action is desirable. The Partnership may also borrow funds to enable it to make follow-on investments with respect to any direct investments it might make in portfolio companies. However, it is expected that the Partnership would not otherwise incur substantial debt with respect to other types of investments. The Investment Company Act generally limits the amount of indebtedness the Partnership may incur to 331/3% of its gross assets. However, the General Partner has obtained an order from the Securities and Exchange Commission applicable to the Partnership which permits the Partnership to enter into nonrecourse loans relating to investments other than securities without regard to such limitation.

     The  use of  leverage would  exaggerate  increases or  decreases in  the
Partnership's net assets. To the extent that Partnership revenues are required to meet debt service obligations, the Partners may be allocated income (and therefore tax liability) in excess of cash available for distribution.

LIQUIDATION OF INVESTMENTS


     The Partnership intends to liquidate its portfolio investments prior to dissolution. Leveraged buyout and venture capital investments typically require from four to seven years to reach a state of maturity before disposition can be considered. Investments in corporate restructuring and recapitalization transactions may also require a substantial holding period. Investments in partnerships involved in real estate investments may also be illiquid for significant periods, including periods extending for the term of the underlying investment vehicle. As a result, the Partnership's investments will generally be held for a significant time period until disposition can be considered through negotiated private sales or sales made in the public market pursuant to exemptions from registration under the Federal securities laws. The Partnership expects to utilize the services of MLPF&S, to the extent permitted by the Investment Company Act, in executing transactions for the sale of its investments. In the absence of a specific exemption, the Partnership is generally precluded by the Investment Company Act from selling portfolio securities, including high yield debt securities, to MLPF&S on a principal basis.


REINVESTMENT POLICY


     The General Partner has the discretion to reinvest all Partnership revenues. To the extent portfolio investments are disposed of within two years after the closing of the sale of Units, the General Partner will consider reinvesting all or a substantial portion of the proceeds realized by the Partnership. However, the General Partner does not expect to reinvest proceeds from the liquidation of portfolio investments (other than temporary investments) occurring more than two years after the closing of the sale of Units, except in connection with follow-on investments made in existing portfolio companies. In addition, income or gains generated by investments in hedge funds may be re-invested in such funds until such time as the Partnership determines to dispose of its investments therein. The General Partner may also cause the Partnership to maintain reserves for follow-on investments or to apply cash received from investments to the prepayment of any borrowings made by the Partnership. To the extent that cash received by the Partnership is not required for such purposes or to reimburse the General Partner for expenses incurred by it, such cash will be distributed to the Partners at least annually.


INVESTMENT RESTRICTIONS

     The Partnership has adopted the following investment restrictions which may not be changed unless authorized by an amendment of the Partnership Agreement by the vote of a majority-in-interest of the Limited Partners of the Partnership. These restrictions provide that the Partnership may not (i) issue senior securities other than in connection with borrowings described in
(iii) below, (ii) make short sales of securities, purchase securities on margin, except for use of short-term credit necessary for the clearance of transactions, or write put or call options, (iii) borrow amounts in excess of 331/3% of its gross assets, except that the Partnership may enter into nonrecourse loans relating to investments other than securities without regard to such limitation, (iv) underwrite securities of other issuers, except insofar as the Partnership may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities, (v) invest more than 25% of its Partners' capital contributions in the securities of issuers in any particular industry, except for temporary investments in United States Government and Government agency securities, domestic bank money market instruments and money market funds, or (vi) make loans to other persons in excess of 331/3% of its gross assets, provided that investments in privately offered debt securities issued by entities in which the Partnership has an equity participation or with which the Partnership has contracted to acquire an equity participation are not considered loans for purposes of this restriction. In addition, the Partnership will not invest any of its assets in the securities of other registered investment companies or investment companies organized outside of the United States, except to the extent permitted by the Investment Company Act.

TEMPORARY INVESTMENTS

     Prior to the expenditure of the capital contributions of the Limited Partners, and pending distributions of available cash, the Partnership will invest funds in various types of marketable securities. These securities include money market instruments and securities issued by taxable or tax-exempt money market funds (including funds sponsored by affiliates of the General Partner). An exemptive order obtained from the Securities and Exchange Commission permits the Partnership to purchase money market instruments, shares of money market funds and certain other securities from affiliates of ML & Co. in principal transactions.



                 TAX ASPECTS OF INVESTMENT IN THE PARTNERSHIP


EACH PROSPECTIVE LIMITED PARTNER IS URGED TO CONSULT A PERSONAL TAX ADVISOR WITH RESPECT TO THE MATTERS DISCUSSED BELOW AS THEY RELATE TO SUCH PROSPECTIVE LIMITED PARTNER'S CIRCUMSTANCES.

                             SCOPE AND LIMITATION

     The following discussion of the Federal income tax consequences of an investment in the Partnership, together with the opinions of counsel referred to below, are based upon the existing provisions of the Internal Revenue Code of 1986, as amended to date (the "Code"), the regulations promulgated or proposed thereunder (the "Regulations" or the "Proposed Regulations"), current administrative rulings and practices of the Internal Revenue Service (the "IRS") and existing court decisions, any of which could be changed at any time. Any such changes may or may not be retroactive with respect to transactions prior to the date of such changes and could significantly modify the statements and opinions expressed herein.

     At the Closing of the offering of Units, the Partnership will receive the opinion of Brown & Wood LLP ("Tax Counsel") to the effect that:

     (i) the Partnership will be classified as a partnership for Federal income tax purposes and not as an "association" taxable as a corporation and will not be classified as a publicly traded partnership within the meaning of Code Section 7704(b) (see "Classification as a Partnership" below); and

     (ii) the allocations of income, gain, loss, deduction and credit of the Partnership will be respected for Federal income tax purposes, so long as no Limited Partner's capital account becomes negative (see "General Principles of Partnership Taxation--Allocations and Distributions" below).

     The Partnership also will request additional opinions of Tax Counsel with respect to the other material Federal income tax issues described in this Prospectus as such matters arise in the course of the Partnership's investment decisions. All such opinions of Tax Counsel will be subject to, and limited by, the assumptions made and matters referred to in such opinions, including the laws, rulings and regulations in effect as of the date of such opinions, all of which are subject to change.

     Partners should note that the opinions of Tax Counsel are not binding on the IRS or the courts. The opinions of Tax Counsel regarding the issues specifically identified represent Tax Counsel's judgment based on its analysis of the law, and express what Tax Counsel believes a court would conclude if properly presented with such issues. Accordingly, no assurance can be given that the IRS will not challenge the tax treatment of certain items or, if it does, that it will not be successful. The opinions are based on the applicable statutes, regulations, cases and rulings in effect on the date of the opinions. If any of the authorities on which the opinions are based should change, the conclusions set forth in the opinions may be affected. The opinions of Tax Counsel are also based on certain representations by the General Partner, including a representation that the factual matters referred to herein are accurate and complete as of the date of Closing. If such facts or representations are inaccurate, Tax Counsel's opinion may not apply to such changed circumstances.

                           OVERVIEW OF TAX ASPECTS

     The Code provides that a partnership is not itself subject to Federal income taxation. Rather, each Limited Partner will be required to take into account in computing his of her Federal income tax liability his or her allocable share of the Partnership's capital gains and capital losses and other income, losses, deductions, credits and items of tax preference for any taxable year of the Partnership ending within or with the taxable year of such Limited Partner, without regard to whether he or she has received or will receive any distribution from the Partnership. Partnership revenues may be retained by the Partnership to be applied to working capital reserves, or used to reduce outstanding debts or borrowings or Partnership expenses. In addition, some of the investment funds in which the Partnership may invest, including hedge funds, may re-invest all or a potion of realized capital gains or other income rather than making cash distributions. Also, certain of the temporary investments which may be made by the Partnership or any investment partnership in which the Partnership invests include zero coupon bonds or other obligations having original issue discount. For Federal income tax purposes, accrual of original issue discount will be attributable to Partners as interest income even though the Partnership does not realize any cash flow as a result of such accrual.

     The Partnership is required to (i) file annually an information return on Form 1065 and (ii) following the close of the Partnership's taxable years, provide to each Partner a Schedule K-1 indicating such Partner's allocable share of the Partnership's income, gain, losses, deductions, credits, and items of tax preference. Assignees of Limited Partners who are not admitted to the Partnership will not receive any tax information from the Partnership. See "General Principles of Partnership Taxation--Partners, Not Partnership, Subject to Tax" below.

CLASSIFICATION OF A PARTNERSHIP AS A PTP

     Under Section 7704 of the Code, generally a publicly traded partnership ("PTP") is to be treated as a corporation for Federal income tax purposes.

     PTPs are defined in Code Section 7704(b) as partnerships whose interests are (i) traded on an established securities market (i.e., a national exchange, local exchange, or over-the-counter market) or (ii) readily tradeable on a secondary market or the substantial equivalent thereof. Units in the Partnership will not be listed for trading on an established securities market and the General Partner will not participate in the establishment of any secondary market or substantial equivalent thereof and will not recognize any transfers made on any such market. A Limited Partner may not transfer a Unit unless the Limited Partner represents, and provides other documentation, satisfactory in form and substance to the General Partner that such transfer was not effected through a broker-dealer or matching agent which makes a market in Units or which provides a readily available, regular and ongoing opportunity to Partners to sell or exchange their Units through a public means of obtaining or providing information of offers to buy, sell or exchange Units. Prior to recognizing the sale of a Unit, the General Partner must determine that such sale, assignment or transfer will not, by itself or together with any other sales, transfers or assignments, substantially increase the risk of the Partnership being classified as a publicly traded partnership. A transferor will not be required to make the representations described above if the transferor represents that the transfer is effected through an agent whose procedures have been approved by the General Partner as consistent with the requirements for avoiding classification as a publicly traded partnership.

     On November 21, 1995, the IRS issued final regulations on classifying certain publicly traded partnerships as corporations (the "Final PTP Regulations"). The Final PTP Regulations provide certain safe harbors which, if satisfied by a partnership, will result in interests in the partnership not being treated as readily tradeable on a secondary market or the substantial equivalent thereof. The Final PTP Regulations provide, in relevant part, that interests in a partnership will not be considered readily tradeable on a secondary market or a substantial equivalent thereof within the meaning of Section 7704(b) of the Code for a taxable year of the partnership if the sum of the percentage interests in partnership capital or profits represented by partnership interests that are sold or otherwise disposed of during the taxable year does not exceed 2% of the total interest in partnership capital or profits (the "2% Safe Harbor"). For this purpose, the following transfers, as well as certain redemptions (collectively, "Safe Harbor Transfers"), will be disregarded: (i) transfers in which the basis of the partnership interest in the hands of the transferee is determined, in whole or in part, by reference to its basis in the hands of the transferor or is determined under Section 732 of the Code; (ii) transfers at death, including transfers from an estate or testamentary trust; (iii) transfers between members of a family (as defined in Section 267(c)(4) of the Code);
(iv) the issuance of interests by or on behalf of the partnership in exchange for cash, property, or services; (v) distributions from a retirement plan qualified under Section 401(a); and (vi) block transfers. (The term "block transfer" means the transfer by a partner in one or more transactions during any thirty calendar day period of partnership interests representing in the aggregate more than 2% of the total interest in partnership capital or profits.)

     The Final PTP Regulations also provide that sales through a matching service ("Matched Sales") will be disregarded (the "Matching Service Safe Harbor") for purposes of determining whether partnership interests are to be considered readily tradeable on a secondary market or the substantial equivalent thereof if: (i) at least a 15 calendar day delay occurs between the day the operator receives written confirmation from the listing customer that an interest in a partnership is available for sale (the "contact date") and the earlier of (A) the day information is made available to potential buyers regarding the offering of such interest for sale, or (B) the day information is made available to the listing customer regarding the existence of any outstanding bids to purchase an interest in such partnership at a stated price; (ii) the closing of the sale effected through the matching service does not occur prior to the 45th calendar day after the contact date;
(iii) the listing customer's information is removed from the matching service within 120 calendar days after the contact date; (iv) following any removal of the listing customer's information from the matching service (other than removal by reason of a sale of any part of such interest), no interest in the partnership is entered into the matching service by such listing customer for at least 60 calendar days; and (v) the sum of the percentage interests in partnership capital and profits represented by partnership interests that are sold or otherwise disposed of other than in Safe Harbor Transfers during the taxable year of the partnership does not exceed 10 percent of the total interest in partnership capital and profits.

     The Partnership Agreement provides that the Partnership will satisfy one of such safe harbors. The Partnership Agreement also provides that any transfer of Units to a market maker will be null and void unless the market maker certifies that it is holding such Units for investment purposes. The General Partner has also represented that it intends to exercise its discretion regarding transfers in a manner designed to prevent the Partnership from becoming a PTP. Accordingly, it is not anticipated that the Partnership will be a PTP. There can be no assurance, however, that the General Partner will be successful in its efforts.

                       CLASSIFICATION AS A PARTNERSHIP

SIGNIFICANCE OF PARTNERSHIP STATUS

     A limited partnership may be classified for Federal income tax purposes as either a "partnership" or an association taxable as a corporation. If the Partnership is classified as a partnership, the Partners will be subject to tax currently on their respective distributive shares of Partnership income and gain, and, subject to certain limitations, will be entitled to claim currently their respective distributive shares of any Partnership losses and credits. If the Partnership were to be classified as an association taxable as a corporation, the Partners therein would be treated as shareholders of a corporation and, consequently, (i) items of income, gain, deduction, loss and credit would not flow through to such Partners to be accounted for on their individual Federal income tax returns, (ii) cash distributions would be treated as corporate distributions to such Partners, some or all of which might be taxable as dividends, and (iii) the taxable income of the Partnership would be subject at the partnership level to the Federal income tax imposed on corporations and, potentially, to state and local corporate income and franchise taxes.

     The Partnership will not seek a ruling from the IRS on the question of its classification for Federal income tax purposes as a partnership but rather will rely on an opinion of Tax Counsel as described below. The opinion of Tax Counsel will not be binding upon the IRS.

QUALIFICATION OF THE PARTNERSHIP AS A PARTNERSHIP

     At the Closing of the offering of Units, Tax Counsel will deliver its opinion that, under the present provisions of the Code, Regulations, published rulings of the IRS and court decisions, all of which are subject to change, assuming the activities of the Partnership are conducted as described herein and in compliance with the provisions of the Partnership Agreement, and based on certain representations of the General Partner, for Federal income tax purposes, the Partnership will be treated as a partnership.

     Tax Counsel's opinion as to the partnership status of the Partnership is based in part upon Section 301.7701-2 of the current Regulations which provides that an unincorporated organization with two or more members that is created or qualifies under applicable state law will be classified as a partnership for Federal income tax purposes unless the organization elects to be classified as a corporation. In Tax Counsel's opinion, based upon certain representations of the General Partner, the Partnership will be treated as a partnership for Federal income tax purposes rather than an association taxable as a corporation.

     No assurance can be given that partnership status will not be lost as a result of future changes in the applicable law or Regulations (which changes might be applied retroactively) or due to changes in the manner in which the Partnership in fact is operated. As more fully described below, loss of partnership status and treatment of the Partnership as an "association" taxable as a corporation would have a material adverse effect of the tax treatment of the Partnership, the Partners and on the value of the Units.

     In addition to the foregoing considerations concerning classification of the Partnership as a partnership, the General Partner has instituted measures which are intended to reduce the risk of the Partnership being treated as a PTP or an association taxable as a corporation for Federal income tax purposes. Specifically, the General Partner will represent, at the time of Closing, that it will take such actions and implement such procedures as are necessary to enable the Partnership to comply with one of the safe harbors enumerated in the Final PTP Regulations. In addition, the General Partner will not recognize any transfer of Units if, in the opinion of the
Partnership's tax counsel, the manner of such transfer could cause the Partnership to be classified as an association taxable as a corporation for Federal income tax purposes or cause it to be a PTP. Accordingly, at the Closing of the offering of Units, Tax Counsel will deliver their opinion that the Partnership will not be a PTP within the meaning of Section 7704(b) of the Code.

     If for any reason the Partnership were treated as an "association" taxable as a corporation, capital gains and losses and other income and deductions of the Partnership would not be passed through to the Limited Partners, and the Limited Partners would be treated as shareholders for tax purposes. Any distributions by the Partnership to each Limited Partner would be taxable to that Limited Partner as a dividend, to the extent of the Partnership's current and accumulated earnings and profits, and treated as gain from the sale of a Partnership interest to the extent it exceeded both the current and accumulated earnings and profits of the Partnership and the Limited Partner's tax basis for his or her interest.
                            _____________________

     The remainder of the discussion under "Tax Aspects of Investment in the Partnership", including observations as to the tax results of the normal operation of the Partnership and of such events as the Partnership's sale of an interest in portfolio companies or a Partner's sale of an interest in the Partnership, is based on the assumption that the Partnership will be classified as a partnership for Federal income tax purposes. In general, this discussion is limited to the Federal income tax aspects of investment in the Partnership, although reference is made to other tax considerations. See "State and Local Taxes".

                  GENERAL PRINCIPLES OF PARTNERSHIP TAXATION

PARTNERS, NOT PARTNERSHIP, SUBJECT TO TAX

     As discussed above, the Partnership, if recognized as a partnership for Federal income tax purposes, will not itself be liable for any Federal income tax. Although the Partnership must annually file a U.S. Partnership Return of Income, Form 1065, that return is merely an information return. Instead, the Partnership will report to each Partner such Partner's distributive share (generally, as determined under the Partnership Agreement, as discussed under "Allocations and Distributions" below, and reported on Schedule K-1 of Form
1065) of income, gain, loss, deduction, credit and items of tax preference. Each Partner will then report on his or her own Federal income tax return, much as if the Partner were directly engaged in the investment activities of the Partnership, such Partner's share of those items for the Partnership tax year that ends with or within the Partner's tax year.

     A Partner's share of items of Partnership income are included directly in the computations of the Partner's adjusted gross income and taxable income. The Partner's share of any Partnership deductions or losses may, subject to certain exceptions discussed below (see "Basis of Partnership Interest", "`At Risk' Limitation on Deducting Losses", "Passive Activity Loss Limitation", " Deductibility of Operating Expenses" and "Limitations on the Deductibility of Interest"), offset the Partner's allocable share of Partnership income and, if sufficient in amount, a Partner's income from other sources.

     As a general rule, any cash distributions or constructive distributions (e.g., a decrease in the Partner's share of Partnership liabilities) by the Partnership will be taxable to a Partner only to the extent that such distributions exceed the tax basis of the recipient Partner in the year of receipt or are received in exchange for the recipient Partner's interest in "unrealized receivables" or substantially appreciated "inventory items" under
Section 751 of the Code. See "Basis of Partnership Interest" and "Transfer of a Partnership Interest" below. Conversely, the mere absence of cash or constructive distributions will not, of itself, limit or affect the recognition of taxable income by Partners.

BASIS OF PARTNERSHIP INTEREST

     As a general matter, a partner's basis for his or her interest in a partnership is significant in determining (i) taxable gain or loss to the partner on disposition or liquidation of such partner's interest in the partnership, (ii) the extent to which partnership expenses or losses are deductible by the partner, and (iii) the extent to which partnership distributions represent taxable income to the partner. In this respect, a partner's basis for his or her partnership interest represents a measure of the partner's "investment" in the partnership at any given time for Federal income tax purposes.

     A Limited Partner's basis for his or her interest in the Partnership will initially be the amount of such Partner's cash contribution to the capital of the Partnership, plus such Partner's share, as discussed below, of any Partnership liabilities. Such basis will be increased by (i) the Partner's distributive share of Partnership taxable income, including capital gain, (ii) the Partner's distributive share of Partnership income exempt from tax, if any, and (iii) any increase in the Partner's share of Partnership liabilities. A Partner's basis will be decreased (but not below zero) by (i) the Partner's distributive share of cash distributions, (ii) the Partner's distributive share of Partnership losses and deductions, (iii) any decrease in the Partner's share of Partnership liabilities, and (iv) the Partner's distributive share of Partnership expenditures that are neither deductible nor properly chargeable to his or her capital account.


     It is anticipated that the Partnership may incur borrowings to make follow-on investments with respect to its direct equity investments. It should also be anticipated that debt financing will be utilized by other investment funds in which the Partnership may acquire interests. Such borrowings will usually be nonrecourse liabilities by their terms secured solely by the assets of the Partnership or such other investment funds and for which no Partner will have any personal liability. Each Limited Partner will be permitted to include his or her allocable share (as determined under Code Section 752) of any such nonrecourse liabilities in the basis of his or her Partnership interest, but only to the extent that the amount of such liabilities does not exceed the fair market value of the property securing such liabilities. However, even though a Limited Partner's allocable share of Partnership nonrecourse borrowings will be includable in the tax basis of his or her Partnership interest, such borrowings will not increase the amount the Limited Partner is considered "at risk" for purpose of the deductibility of Partnership losses. See "`At Risk' Limitation on Deducting Losses".


     If recognition of a Partner's distributive share of Partnership losses would reduce the tax basis of the Partner's interest in the Partnership below zero, the recognition of such losses is deferred until such time as the recognition of such losses would not reduce the Partner's basis below zero. To the extent that Partnership cash distributions, or any decrease in a Partner's share of the nonrecourse liabilities of the Partnership (which is considered a constructive cash distribution to the Partners), would reduce a Partner's basis below zero, such distributions constitute taxable income to the recipient Partner. If the Partner is not a "dealer" in securities, the distribution will normally represent a capital gain and, if the Partnership interest has been held for longer than the capital gains holding period (currently one year), the distribution will constitute a long-term capital gain.

`AT RISK' LIMITATION ON DEDUCTING LOSSES

     Under Section 465 of the Code, individuals and certain closely-held corporations are entitled to deduct their distributive shares of partnership losses attributable to partnership activities only to the extent of the amount they are considered "at risk" with respect to their partnership interests at the end of the taxable year.


     A Limited Partner in the Partnership will initially be considered "at risk" with respect to his or her Partnership interest to the extent of the cash contributed to the Partnership for Units, provided such Units are not financed with borrowings from persons with certain interests (other than as a creditor) in the Partnership activities or with borrowings solely secured by Units. While a Limited Partner's tax basis in his or her Units will be increased by his or her allocable share of any nonrecourse liabilities of the Partnership (see "Basis in Partnership Interest" above), such liabilities are not includable in the Partner's amount "at risk". However, the Code provides an exception to this general rule that permits certain qualified nonrecourse financing secured by real property to be included in an investor's amount "at risk". This exception may have relevance if the Partnership indirectly invests in real estate through other investment funds.


     The amount a Limited Partner is "at risk" in the Partnership will be increased by, among other things, his or her share of Partnership ordinary income and capital gain. A Limited Partner's amount "at risk" will be reduced by (i) all Partnership distributions to, or on behalf of, the Partner and (ii) his or her share of Partnership deductions and losses. The Partner's share of Partnership deductions and losses over Partnership income not allowable in any year as a result of the "at risk" limitation is carried forward until such time, if ever, as it is allowable under the "at risk" rules.


     If, at the end of any taxable year, the amount a Limited Partner is "at risk" is less than zero (for example, as a result of a cash distribution from the Partnership) the deficit amount "at risk" is "recaptured"; that is, the Limited Partner must include in gross income an amount equal to the negative amount "at risk". However, the amount of gross income so recognized to offset the deficit amount "at risk" may be treated as a deduction and carried forward as a suspended loss until such time, if ever, as it is allowable.

     The timing, duration and extent of any deferral or "recapture" of losses as a consequence of the "at risk" limitation will depend upon the nature of the Partnership's investments, the amount of Partnership revenue and expenses and the amount and the terms of Partnership leverage. In any event, prospective Limited Partners should consider the effect of the "at risk" rules in arranging any financing for a purchase of Units.


PASSIVE ACTIVITY LOSS LIMITATION


     Under the passive activity loss provisions of Section 469 of the Code, losses and credits from trade or business activities in which a Limited Partner does not materially participate (i.e., "passive activities") will only be allowed against income from such activities. Therefore, such losses cannot be used to offset salary or other earned income, active business income or "portfolio income" (such as dividends, interest, royalties and nonbusiness capital gains) of the Limited Partner. Losses and credits suspended under this limitation can be carried forward indefinitely and can be used in later years against income from passive activities. Moreover, a taxable disposition by a Limited Partner of the entire interest in a passive activity will cause the recognition of any suspended losses attributable to that activity. The passive activity loss limitation applies to individuals, estates, trusts, and most personal service corporations. A modified form of the rule also applies to closely-held corporations.

     The primary activity of the Partnership will be the investment, holding and eventual disposition of privately-offered securities acquired in connection with direct equity investments. Prior to the commitment of Partnership funds to such investments, and pending distributions of available cash to the Partners, the Partnership will temporarily invest funds in various types of marketable securities. Any ordinary income (such as interest or dividend income) derived from either of such investment activities, or capital gains realized upon disposition of such investments, will be treated as portfolio income. Portfolio income is not considered passive income and, thus, cannot be offset by a Partner's passive losses from other activities of the Partnership (such as investment in certain other investment funds) or other sources. Accordingly, a prospective Limited Partner should not invest in the Partnership with the expectation of using his or her proportionate share of portfolio income and capital gain from the Partnership to offset losses from his or her interest in passive activities. On the other hand, a Limited Partner's proportionate share of any capital loss from portfolio investments or any ordinary expense (including any interest expense) allocable to portfolio investments, although they may be subject to the limitations imposed on deductibility of (i) capital losses
(ii) itemized investment expenses incurred in the production of portfolio income (see "Deductibility of Operating Expenses") or (iii) investment interest (see "Other Tax Considerations--Limitations on the Deductibility of Interest"), will not be subject to the passive loss limitation rules described above.


ALLOCATIONS AND DISTRIBUTIONS

     Under Section 704 of the Code, a partner's distributive share of the income, gain, loss and deduction of a partnership is determined in accordance with the partnership agreement unless the allocation of such items does not have a "substantial economic effect" independent of tax consequences. The IRS has issued final Regulations relating to a partner's distributive share of tax items and the "substantial economic effect" test. Under such Regulations, an allocation of partnership income, gain, loss or deduction (or item thereof) to a partner will be considered to have "substantial economic effect" if it is determined that (i) the allocation has "economic effect" and
(ii) that economic effect is "substantial". An allocation of tax items to partners will be considered to have "economic effect" if (a) the partnership maintains capital accounts in accordance with specific rules set forth in such Regulations and such allocation is reflected through an appropriate increase or decrease in the partners' capital accounts, (b) liquidating distributions (including liquidations of a partner's interest in the partnership) are required to be made in accordance with the partners' respective capital account balances, and (c) any partner with a deficit in his or her capital account following the distribution of liquidation proceeds would be unconditionally required to restore the amount of such deficit to the partnership. If the first two of these requirements are met, but the partner to whom an allocation is made is not obligated to restore the full amount of any deficit balance in his capital account, the allocation still will be considered to have "economic effect" to the extent the allocation does not cause or increase a deficit balance in the partner's capital account (determined after reducing that account for certain "expected" adjustments, allocations, and distributions specified by the Regulations) if the partnership agreement contains a "qualified income offset" provision.

     The Partnership Agreement provides that a capital account is to be maintained for each Partner, that the capital accounts are to be maintained in accordance with applicable tax accounting principles set forth in the Regulations, and that all allocations of Federal tax items to a Partner are to be reflected by an appropriate increase or decrease in the Partner's capital account. In addition, distributions on liquidation of the Partnership (or of a Partner's interest) are to be made in accordance with respective positive capital account balances. Although the Partnership Agreement does not impose any obligation on the part of a Limited Partner to restore any deficit in his or her capital account balance following liquidation, the Partnership Agreement does contain a "qualified income offset'' provision as defined in the Regulations.

     In order for the "economic effect" of an allocation to be considered "substantial", the Regulations require that the allocation must have a "reasonable possibility" of "substantially" affecting the dollar amounts to be received by the partners, independent of tax consequences. An allocation is insubstantial if its after-tax consequences on at least one partner, in present value, are enhanced and it is likely that the allocation will not lessen such consequences for any partner. Also, allocations are insubstantial if they just shift tax consequences within a partnership's tax year or, if they will probably be offset by future allocations.

     Based on the Regulations, Tax Counsel is of the opinion that the tax allocations of income, gain, loss, deduction and credit under the Partnership Agreement for Federal income tax purposes will be considered to have "substantial economic effect" (and thus should be respected by the IRS) to the extent such allocations do not result in any Limited Partner having a deficit in his or her capital account balance. Tax Counsel has advised the Partnership that allocations to Limited Partners that actually result in deficit capital account balances likely would not be recognized for Federal income tax purposes in the absence of an obligation to restore deficit capital account balances. It is extremely unlikely, however, that the Partnership's operations will result in any Limited Partner having a deficit balance in his or her capital account.

     If any allocation fails to satisfy the "substantial economic effect" requirement, the allocated items would be allocated among the Partners based on their respective "interests in the Partnership", determined on the basis of all of the relevant facts and circumstances. Such a determination might result in the income, gains, losses, deductions or credits allocated under the Partnership Agreement being reallocated among the Limited Partners and the General Partner. Such a reallocation, however, would not alter the distribution of cash flow under the Partnership Agreement, resulting in a possible mismatching of taxable income and cash distributed to the Partners.

     Retroactive allocations of income, gain, deductions, losses and credits are not permitted under the Federal income tax laws. Accordingly, under the Partnership Agreement, items of income, gain, deduction, loss or credit will be allocable to Partners only for the quarterly periods of the tax year in which they are members of the Partnership. When the Partnership recognizes a transfer of an interest by a Limited Partner the distributive share of any Partnership income, gain, loss, deduction or credit for the taxable year will be allocated between the transferor Partner and the transferee based upon the quarterly periods during the taxable year that each owned such Partnership interest.

DEDUCTIBILITY OF OPERATING EXPENSES


     The Code imposes limitations on individuals with respect to the deductibility of investment expenses by allowing a deduction for itemized expenses incurred for the production of income only to the extent such expenses, combined with certain other itemized deductions, in the aggregate exceed 2% of adjusted gross income. Accordingly, to the extent certain Partnership expenses are not deductible as trade or business expenses, but rather as investment expenses, the Limited Partners might not be able to fully claim their proportionate shares of these expenses as an itemized deduction on their individual income tax returns. To the extent certain Partnership expenses are nondeductible under this limitation, Limited Partners may have to recognize taxable income in an amount greater than cash available from the Partnership for distribution to the Partners. However, the effect of this limitation will to some extent be mitigated by the fact that the General Partner is responsible for paying Partnership operating expenses in excess of the amount of 0.5% of the aggregate capital contributions of the Limited Partners (1%, if such capital contributions are less than $60 million) (which payment will be treated as an additional capital contribution of the General Partner to be reflected in its capital account). Moreover, the General Partner may attempt to minimize the effect of the investment expense limitation provision by investing funds not invested in equity investments in short-term tax-exempt securities. The Partnership's distributive share of investment expenses incurred by any investment fund in which the Partnership invests will pass through to individual Partners as investment expenses subject to this deduction limitation.


ORGANIZATION AND SYNDICATION EXPENSES

     For Federal income tax purposes, a partnership may not deduct organizational or syndication expenses in the year in which they are paid or incurred. Rather, Section 709(b) of the Code provides that a partnership must amortize amounts paid or incurred to organize the partnership over a period of not less than 60 months. Under Regulation 1.709-2 examples of organizational expenses of a partnership include "legal fees for services incident to the organization of the partnership, such as negotiation and preparation of a partnership agreement; accounting fees for establishing a partnership accounting system; and necessary filing fees." However, the expenses of syndicating a partnership, i.e., the expenses to promote the sale of, or to sell, interests in the partnership (such as most of the printing costs and professional fees incurred in connection with preparation and registration of this Prospectus), are non-amortizable capital assets of the partnership.

     The Partnership will pay expenses in connection with its organization and the sale of Units in an amount up to 1% of the proceeds of this offering. The General Partner will bear the remainder of any such costs. The General Partner will allocate expenses between organizational expenses, which can be amortized, and syndication expenses, which cannot be amortized or deducted, but must be capitalized. There can be no assurance, however, that the IRS would not challenge such allocation, attributing a greater amount of such expenditures to nondeductible syndication costs.

TRANSFER OF A PARTNERSHIP INTEREST

     The amount of gain recognized on the sale by a Limited Partner of his or her interest in the Partnership generally will be the excess of the sales price received over his or her adjusted basis in such interest. The sale by a Limited Partner of an interest held by him or her for more than one year generally will result in his or her recognizing long-term capital gain or loss (provided such Limited Partner is not deemed to be a "dealer" in such property). However, to the extent the proceeds of sale are attributable to such Limited Partner's allocable share of Partnership "unrealized receivables" or "substantially appreciated inventory items", as defined in
Section 751 of the Code, any gain will be treated as ordinary income. It is not anticipated that the Partnership will have significant amounts, if any, of "unrealized receivables" or "substantially appreciated inventory items". The sale by a Limited Partner of an interest held by him or her for less than one year generally will result in his or her recognizing short-term capital gain or loss. With respect to the allocation of tax items between the transferor and the transferee in the year in which an interest is transferred, see "Allocations and Distributions" above.

     It is not expected that a transfer of an interest in the Partnership by gift or upon death will result in recognition of gain or loss. In general, the recipient of an interest in the Partnership by gift will have a tax basis in that interest equal to the transferor's basis increased by the amount of any gift tax paid on the transfer. However, if the fair market value of the interest at the time of the gift is less than this amount, Section 1015 of the Code may reduce the amount of loss the recipient can recognize on a subsequent sale. The recipient of such an interest resulting from a transfer upon death generally would have a tax basis in such interest equal to the fair market value of the interest at the date of death or, where applicable, the estate tax alternate valuation date.

NO ELECTION UNDER SECTION 754

     Section 754 of the Code permits a partnership to make an election to adjust the basis of the partnership's assets in the event of a distribution of partnership property to a partner or transfer of a partnership interest.
Depending upon particular facts at the time of any such event, such an election could increase the value of a partnership interest to the transferee (because the election would increase the basis of the partnership's assets for the purpose of computing the transferee's allocable share of partnership tax items) or decrease the value of a partnership interest to the transferee (because the election would decrease the basis of the partnership's assets for that purpose). Because an election under Section 754, once made, cannot be revoked without obtaining the consent of the IRS, because such an election may not necessarily be advantageous to all the Limited Partners, and because of the accounting complexities that can result from having such an election in effect, it is unlikely that the General Partner would make such an election on behalf of the Partnership. The General Partner will advise the Limited Partners prior to any election under Section 754.

TERMINATION OF THE PARTNERSHIP FOR TAX PURPOSES

     Because of the absence of an established market for the Units, and because investments in the Partnership most likely will be made primarily with a view toward realizing long-term capital appreciation, it is not anticipated that 50% or more of the capital and profits interests in the Partnership will be sold or exchanged within any single 12-month period. However, if 50% or more of such interest were sold or exchanged within any single 12-month period, the Partnership would be deemed terminated for Federal income tax purposes. Among other tax consequences, the effect to a Limited Partner of such a deemed termination would be that he or she would recognize gain to the extent that his or her allocable share of the Partnership's cash on the date of termination exceeded the adjusted tax basis of his or her interest in the Partnership.

LIQUIDATION OF THE PARTNERSHIP

     In the event of the liquidation of the Partnership, the Limited Partner will recognize gain (i) to the extent that the cash received in the liquidation exceeds the tax basis for such Partner's interest in the Partnership, adjusted by such Partner's share of income, gain or loss arising from normal operations or the sale of any property held by the Partnership in the year of dissolution or (ii) if the cash so received does not exceed such Partner's basis, as so adjusted, to the extent such cash is treated as received in exchange for such Partner's interest in "unrealized receivables" and substantially appreciated "inventory items". Such gain would be capital gain, except to the extent treated as ordinary income because attributable to "unrealized receivables" and substantially appreciated "inventory items" held by the Partnership.

     Capital loss will be recognized in the event only cash, "unrealized receivables" and "inventory items" are distributed, and only to the extent the adjusted basis of a Limited Partner's interest in the Partnership exceeds the sum of money distributed and such Limited Partner's acquired basis for "unrealized receivables" and substantially appreciated "inventory items".

     Income, gain, losses, deductions, credits and items of tax preference of the Partnership realized prior to the liquidation of the Partnership will be allocated to the Limited Partners in accordance with the Partnership Agreement.

TAX RETURNS AND INFORMATION; AUDITS


     The Partnership has adopted the calendar year as its tax year. The Code requires entities, such as the Partnership, in which interests are publicly offered for sale pursuant to a registration statement under the Securities Act of 1933, to adopt an accrual method of accounting for Federal income tax purposes. Within 75 days or as soon as practicable, after the close of the taxable year, the Partnership will furnish each Limited Partner (and the assignees of the Partnership interest of any Partner) copies of (i) the Partnership Schedule K-1 indicating the Partner's distributive share of tax items and (ii) such additional information as is reasonably necessary to permit the Limited Partners to prepare their own Federal, state and local tax returns. HOWEVER, IT IS EXPECTED THAT ANNUAL TAX INFORMATION FROM INVESTMENT FUNDS IN WHICH THE PARTNERSHIP INVESTS MAY NOT BE RECEIVED IN SUFFICIENT TIME TO PERMIT THE PARTNERSHIP TO INCORPORATE SUCH INFORMATION INTO ITS ANNUAL TAX INFORMATION AND DISTRIBUTE SUCH INFORMATION TO LIMITED PARTNERS PRIOR TO
APRIL 15  OF EACH YEAR.   AS  A RESULT, LIMITED  PARTNERS MAY BE  REQUIRED TO
OBTAIN EXTENSIONS FOR FILING FEDERAL, STATE AND LOCAL INCOME TAX RETURNS EACH YEAR. LIMITED PARTNERS ANTICIPATING TAX REFUNDS IN RESPECT OF SUCH YEAR WILL NOT BE ABLE TO FILE THEIR TAX RETURN REQUESTING SUCH REFUND UNTIL RECEIPT OF THE ANNUAL TAX INFORMATION FROM THE PARTNERSHIP. TO THE EXTENT PRACTICABLE, THE PARTNERSHIP ANTICIPATES THAT IT WILL PROVIDE ESTIMATED ANNUAL TAX INFORMATION IN A TIMELY MANNER IN ORDER TO ASSIST LIMITED PARTNERS IN
ESTIMATING THEIR  TAX LIABILITIES.   THE PARTNERSHIP'S  ABILITY TO  MAKE SUCH
ESTIMATES WILL BE DEPENDENT UPON ITS ABILITY TO OBTAIN ESTIMATED ANNUAL TAX INFORMATION FROM THE INVESTMENT FUNDS. EMPLOYEES WHO PARTICIPATE IN THE 1997 DEFERRED COMPENSATION PLAN WILL NOT, THEMSELVES, BE LIMITED PARTNERS BY VIRTUE OF THEIR PARTICIPATION IN SUCH PLAN.


     The Code provides for a single unified audit of partnerships at the partnership level rather than separate audits of individual partners. Under this procedure, a "Tax Matters Partner" must be appointed to represent the partnership in connection with IRS audits and other administrative and judicial proceedings. (The General Partner will act as Tax Matters Partner of the Partnership.) The IRS must send notice of a commencement of a partnership level audit to each partner with a 1% or more interest in the partnership and to the Tax Matters Partner. All partners may participate in administrative proceedings relating to the determination of partnership items; however, the Tax Matters Partner has the primary responsibility for representing the partnership in an audit and for contesting any adverse determinations. A settlement agreement between the IRS and one or more partners binds all parties to the agreement, and all other partners have the right to enter into consistent agreements. The final result of the partnership proceeding will be binding on all partners (other than partners agreeing to or being bound by a settlement with the IRS), and any resulting deficiency may be assessed and collected by notice and demand at any time after the determination becomes final.

     The Code also provides that (i) a partner must report a partnership item consistent with its treatment on the partnership return, unless the partner files a statement which identifies the inconsistency, and (ii) the statute of limitations for assessment of tax with respect to partnership items (or affected items) under the partnership level proceedings will generally be three years from the date of filing of the partnership return or the last date without extension for filing such return, whichever date is later. Notwithstanding the partnership level audit procedures, the IRS may assess a deficiency against any partner where treatment of an item in his or her individual return is inconsistent with the treatment on the partnership return.

     Any costs which the Partnership or the General Partner may incur with respect to a "unified" partnership audit and related administrative or judicial proceedings would reduce the cash otherwise available for distribution to the Partners or otherwise be borne by the Partners.

     The "unified" partnership audit procedures may increase the likelihood of IRS audits for organizations such as the Partnership.

                           OTHER TAX CONSIDERATIONS

FOREIGN SOURCE INCOME, FOREIGN TAX CREDITS AND INVESTMENTS IN PASSIVE FOREIGN INVESTMENT COMPANIES

     Dividends and interest received by the Partnership from foreign investments generally will be considered foreign source income and may be subject to foreign withholding taxes. Each Limited Partner may be entitled to credit his or her respective portion of any such taxes against his or her U.S. federal income taxes or to deduct such taxes from his or her U.S. taxable income. The amount of foreign withholding taxes that may be credited against a Limited Partner's U.S. federal income tax liability in any particular year will be limited, as a general rule, to an amount equal to the Limited Partner's U.S. federal income tax rate multiplied by such Limited
Partner's foreign source taxable income. This limitation must be applied separately to certain categories of foreign source income, one category of which is foreign source "passive income". For this purpose, foreign source "passive income" includes dividends and interest. As a consequence, although certain Limited Partners may be able to carry back or carry forward their unused foreign tax credits, certain Limited Partners may not be able to claim a foreign tax credit for the full amount of their proportionate share of foreign taxes paid by the Partnership. Any gain or loss recognized on the sale or exchange of a foreign investment generally will be considered United States source income. Accordingly, if a foreign jurisdiction were to impose a tax on such gain, Limited Partners may not be able to derive effective U.S. foreign tax benefits in respect of such tax.

     The Partnership may invest directly or indirectly in equity interests of an investment company organized under foreign law that is treated as a passive foreign investment company ("PFIC"). Generally, income from a PFIC in excess of a certain average amount and any gain on sale or exchange of an interest in a PFIC is subject to an additional level of tax calculated in a manner that could substantially reduce, eliminate, or even exceed such income or gain. Such income or gain earned by the Partnership is treated as earned by the Limited Partners and a Limited Partner that sells or exchanges an interest in the Partnership is deemed to have sold or exchanged his or her pro rata share of any PFIC stock held directly or indirectly by the Partnership. An election (the "QEF Election") can be made by a U.S. shareholder of a PFIC that would eliminate such additional tax but would require a current inclusion by such shareholder of its share of the earnings of the PFIC, whether or not such earnings are distributed by the PFIC. The QEF Election is permitted only if the PFIC makes certain information available to shareholders. It is uncertain whether any PFIC in which the Partnership acquires an interest will provide such information. It should be noted, however, that only the first U.S. person that owns stock in a PFIC may make the QEF election. Accordingly, Limited Partners cannot make such election individually with respect to shares owned by the Partnership, and if the Partnership owns its interest in a PFIC through another U.S. partnership, the election can only be made by that other partnership. Any such election by the first U.S. shareholder would bind all direct and indirect partners of such partnership. To the extent that the Partnership is eligible to make a QEF Election with respect to a particular PFIC, the Partnership intends to make such an election.

LIMITATIONS ON THE DEDUCTIBILITY OF INTEREST


     Section 163(d) of the Code substantially limits the deductibility of interest on funds borrowed to purchase or hold property held for investment. "Investment interest" generally is deductible by a Limited Partner only to the extent of "net investment income". With certain limitations, excess investment interest not allowed as a deduction in one taxable year may be carried forward and deducted in subsequent taxable years to the extent that there is sufficient net investment income in such subsequent taxable years. The deductibility of interest also affects an investor's potential minimum tax liability. See "Alternative Minimum Tax".

     Investment interest is broadly defined as interest which is paid or accrued on indebtedness incurred or continued to purchase or carry property held for investment including generally the purchase by Limited Partners of Units. Interest taken into account in determining a Limited Partner's passive losses, including generally any interest incurred or continued by a Limited Partner to purchase or carry an interest in a partnership to which the passive loss rules apply, is not considered investment interest for purposes of the investment interest limitations. See "General Principles of Partnership Taxation--Basis of Partnership Interest; Passive Activity Loss Limitation".

     In addition  to the  "investment interest"  limitation described  above,
Section 265 (a) (2) of the Code disallows certain deductions for interest paid by a Limited Partner or a related person on indebtedness incurred or continued to purchase or carry tax-exempt obligations. A Limited Partner for whom tax-exempt obligations constitute a significant portion of such Limited Partners net worth should consider the impact of Section 265 (a) (2) of the Code on his ability to deduct his allocable share of the Partnership's interest expense.


ALTERNATIVE MINIMUM TAX


     The alternative minimum tax, which applies to individuals, is determined by: (i) adding "tax preference" items to the individual's adjusted gross income (as reduced by certain itemized deductions and as otherwise adjusted pursuant to Sections 56 and 58 of the Code), (ii) subtracting therefrom the statutory exemption ($33,750 for single Limited Partners, $45,000 for married Limited Partners filing joint returns; but such exemptions are phased out for alternative minimum taxable incomes above $112,500 for single Limited Partners and $150,000 for joint returns), and (iii) computing a tax at the rate of 26% on the first $175,000 of alternative minimum taxable income in excess of the exemption amount, and 28% on alternative minimum taxable income that is more than $175,000 above the exemption amount. For married individuals filing separate returns, the 28% rate applies to alternative minimum taxable income that is more than $87,500 above the applicable exemption amount. If the alternative tax so computed exceeds the individual's regular tax, then he or she must pay an additional tax equal to the excess.

     Each Limited Partner must include his or her allocable share of the Partnership's tax preference items in the computation of the applicable minimum tax. It is anticipated that the Partnership will not generate any significant items of tax preference for Limited Partners. However, for Limited Partners with substantial tax preference items from sources other than the Partnership, the imposition of the alternative minimum tax could reduce the after-tax economic benefits of investment in the Partnership. Prospective Limited Partners are urged to consult their tax advisors with regard to the specific effect of the new alternative minimum tax on an investment in the Partnership.


FRINGE BENEFITS

     Unless excluded under Section 132 of the Code or some other statutory provision, employee "fringe benefits" are includable in gross income. Under the Partnership Agreement, the General Partner will bear various expenses in connection with the organization of the Partnership (to the extent such expenses exceed 1%) and operation of the Partnership (to the extent such expenses exceed 0.5% of the proceeds of this offering, or 1% if such proceeds are less than $60 million) and will bear any sales or brokerage commissions charged in connection with the Partnerships investments. Payment by the General Partner of such expenses in excess of such amounts of the Limited Partners' capital contributions will be treated as an additional capital contribution of the General Partner under the Partnership Agreement and the General Partner's capital account will be credited to reflect such additional contribution.


     Since Units are being solely offered to ML & Co. and its employees and non-employee directors, it is possible that the IRS would view the General Partner's payment of such expenses as an indirect method of compensating the employee-Limited Partner (i.e., a fringe benefit). If the IRS were successful in such characterization, a Limited Partner's pro rata share of such expenses (equal to the fair market value of the underlying goods and services rendered the Limited Partner) might be includable in the Limited Partner's gross income as additional compensation. The Limited Partner may not, however, be allocated a Partnership deduction for such expenses in an amount corresponding to such income inclusion because some of such expenses would be attributable to non-deductible syndication expenses, or investment expenses subject to the new limitation imposed on the deductibility of itemized miscellaneous expenses, or treated as part of the capitalized cost of the Partnerships portfolio assets. See "General Principles of Partnership Taxation--Deductibility of Operating Expenses; Organization and Syndication Expenses" above.


STATE AND LOCAL TAXES

     In addition to the Federal income tax consequences described above, prospective Limited Partners should consider potential state and local tax consequences of an investment in the Partnership. State and local laws often differ from Federal income tax law with respect to the treatment of specific items of income, gain, loss, deductions and credit. A Limited Partner's distributive share of the taxable income or loss of the Partnership generally will be required to be included in determining his or her reportable income for state and local tax purposes in the jurisdiction in which he or she is a resident. In addition, a number of other states in which the Partnership may do business or own properties may impose a tax on non-resident Limited Partners determined with reference to their allocable shares of Partnership income derived by the Partnership from such state. Partners may be subject to tax return filing obligations and income, franchise, estate, inheritance or other taxes in other jurisdictions in which the Partnership does business, as well as in their own states or localities of residence or domicile. Also, any tax losses derived through the Partnership from operations in such states may be available to offset only income from other sources within the same state. To the extent that a non-resident Limited Partner pays tax to a state by virtue of Partnership operations within that state, he or she may be entitled to a deduction or credit against tax owed to his or her state of residence with respect to the same income. In addition, estate or inheritance taxes might be payable in a jurisdiction in which the Partnership owns property upon the death of a Limited Partner. Prospective Limited Partners are urged to consult their tax advisors with respect to possible state and local income and death tax consequences of an investment in the Partnership.

TAX CONSIDERATIONS FOR FOREIGN INVESTORS

     The tax treatment applicable to a non-resident alien who invests in the Partnership is complex and will vary depending upon the particular circumstances of each Limited Partner. Each foreign investor is urged to consult with his or her tax counsel concerning the U.S. Federal, state and local and foreign tax treatment of his or her investment in the Partnership. In general, the U.S. tax treatment will vary depending upon whether the Partnership is deemed to be engaged in a U.S. trade or business. At present, it is uncertain whether, or at which point in time, the Partnership will be so engaged.

     If the Partnership is not engaged in a U.S. trade or business in the tax year, the foreign Limited Partner would, in general, be subject to a 30% (or lower treaty rate) withholding tax with respect to his or her share of the Partnership's U.S. source interest, dividends and most other portfolio or investment income for such year, but would be exempt from U.S. taxation on his or her share of capital gains realized by the Partnership if he or she is not present in the United States for 183 days or more in the calendar year in which the Partnership's year ends.

     If the Partnership is engaged in a U.S. trade or business in the tax year, the foreign Limited Partner would be required to file a U.S. Federal income  tax return  and would  be  taxed in  the United  States  at graduated
Federal income rates upon that portion of his or her net income from the Partnership for such year which is "effectively connected" with such business. Moreover, under the Code, the Partnership would be required to withhold an amount equal to the U.S. tax on the foreign partners distributive share (whether or not actually distributed) of income which is attributable to "effectively connected income" with the Partnerships conduct of a trade or business in the United States. Such withholding tax would be required to be made by the Partnership on a quarterly basis. For tax treaty purposes, the foreign Limited Partner would generally be deemed to have a "permanent establishment" in the United States in any year in which the Partnership is engaged in a U.S. trade or business.

     A non-resident alien's interest in the Partnership would be subject to U.S. Federal estate taxation if the investor dies while owning such interest.

     The above general guidelines are subject to modification by a tax treaty. Moreover, the internal tax rules of the foreign investor's home country must also be considered in determining the advisability of an investment in the Partnership.

BACKUP WITHHOLDING

     When a Unit is sold through a broker, the proceeds of the sale may constitute a "reportable payment" under the Federal income tax rules regarding backup withholding. Backup withholding, however, would apply only if the Limited Partner (i) failed to furnish and certify his or her Social Security number or other taxpayer identification number to the person subject to the backup withholding requirement (e.g., the broker) or (ii) furnished an incorrect Social Security number or taxpayer identification number. If backup withholding were applicable to a Limited Partner, the person subject to the backup withholding requirement would be required to withhold 31% of each distribution to such Partner and to pay such amount to the IRS on behalf of such Partner.

POSSIBLE CHANGES IN LAW

     The  rules dealing  with  Federal income  taxation  are under  continual review by Congress and the IRS, resulting in frequent revisions of the Federal tax laws and regulations promulgated thereunder and revised interpretations of established concepts. No assurance can be given that, during the term of the Partnership, applicable Federal income tax laws or the interpretations thereof will not be changed in a manner that would have a material adverse effect on an investment in the Partnership.

IMPORTANCE OF OBTAINING PROFESSIONAL ADVICE

     The foregoing analysis is not intended as a substitute for careful tax planning. The tax matters relating to the Partnership and the transactions described herein are complex and are subject to varying interpretations. Moreover, the effect of existing income tax laws and possible changes in such laws will vary with the particular circumstances of each investor. In addition, with the exception of those issues specifically referred to as the subject of the opinion of Tax Counsel to the Partnership, no opinion as to the tax consequences of an investment in the Partnership has been obtained by the Partnership. Accordingly, as previously stated, each prospective Limited Partner should consult with and rely on his or her own advisors with respect to the possible tax consequences of an investment in the Partnership.


                     SUMMARY OF THE PARTNERSHIP AGREEMENT

     The form of the Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement") is included as Exhibit A to this Prospectus. It is recommended that each prospective purchaser read it in its entirety.

     Certain provisions of the Partnership Agreement have been described elsewhere in this Prospectus. With regard to various transactions and relationships of the Partnership with the General Partner and its affiliates, see "Conflicts of Interest", with regard to the management of the Partnership, see "The Partnership" and "The General Partner and Its Affiliates", with regard to the transfer of Limited Partners' Units, see "Transferability of Units", and with regard to reports to be made to the Limited Partners, see "Reports".

     The following briefly summarizes certain provisions of the Partnership Agreement which are not described elsewhere in this Prospectus. All statements made below and elsewhere in this Prospectus relating to the Partnership Agreement are hereby qualified in their entirety by reference to the Partnership Agreement. Capitalized terms used in this summary have the meanings ascribed to them in the Partnership Agreement.

TERM

     The Partnership shall continue in full force and effect until December 31, 2037, or until dissolution prior thereto.

PARTNERSHIP CAPITAL

     No Partner shall be entitled to interest on any Capital Contribution to the Partnership or on such Partner's Capital Account. No Partner, other than the Initial Limited Partner, has the right to withdraw, or to receive any return of, his or her Capital Contribution. However, upon the death of a Limited Partner, the legal representative of such Partner may cause the interest of such Partner to be purchased as described under "Transferability of Units". No Partner has the right to receive property other than cash in return for his or her Capital Contribution.

ANNUAL APPRAISAL

     The Partnership Agreement provides that, beginning December 31, 1997 and each succeeding December 31 (the "Valuation Date"), the General Partner will make an Appraisal or have an Appraisal made of all of the assets of the Partnership as of such date. The Appraisal, which may be made by independent third parties appointed by the General Partner, is to be based on such methods relating to the valuation of the Partnership's assets and liabilities as are deemed appropriate by the General Partner or an independent third party. A copy of the Appraisal will be sent to the Limited Partners within 120 days, or as soon as practicable, after the end of the Partnership's fiscal year, which ends December 31. See "Reports" for information as to the valuation procedures expected to be utilized with respect to private equity investments.

VOTING RIGHTS

     Under the Partnership Agreement, either the General Partner or 10% or more in Interest of the Limited Partners may propose any act or other matter to which the Consent of any Partner is required. Within 20 days of the making of any such proposal, the General Partner must give all Partners Notification of such proposal (including the text of any amendment or document, a statement of its purposes and a favorable opinion of counsel, pursuant to Section 10.1A of the Partnership Agreement). Any matter requiring the Consent of any or all of the Limited Partners may be considered at a meeting of the Partners held not less than 15 nor more than 30 days after Notification to the Limited Partners of any proposal. Any Consent required by the Partnership Agreement shall be deemed to have been given only when the General Partner has actually received the written Consents of the Partners to the doing of the act or to such matter for which the Consent was solicited, or after the affirmative vote of the Partners to the doing of such act or to such matter at a meeting called to consider the same. Any Consent so given will be nullified if a written nullification by a Limited Partner of his Consent is actually received by the General Partner prior to the time such proposed act or such matter is actually voted upon.


     Among other matters subject to approval by the Limited Partners are admission of a successor General Partner, Removal of the General Partner, Sale of all or substantially all of the assets of the Partnership, certain amendments to the Partnership Agreement, and dissolution of the Partnership prior to January 1, 2003. However, as provided in detail in Section 11.3 of the Partnership Agreement, unless, at the time of the giving or withholding of Consent for certain actions by the Limited Partners, counsel retained by the Partnership at such time is of the opinion that the giving or withholding of Consent for such action is permitted by the Delaware Revised Uniform Limited Partnership Act, does not impair the limited liability of the Limited Partners and does not adversely affect the tax status of the Partnership, certain voting rights of the Limited Partners may be restricted.


     In light of its anticipated significant holdings in the Partnership, ML & Co. will agree to vote its Units in the same proportion as other Limited Partners in respect of any matter submitted to the vote of Limited Partners.

LIABILITY OF PARTNERS TO THIRD PARTIES

     The General Partner will be generally liable for all obligations of the Partnership.

     The Partnership Agreement provides that no Limited Partner shall be personally liable for the debts of the Partnership beyond the amount committed by such Limited Partner to the capital of the Partnership and such Limited Partner's share of the Partnership's assets and undistributed profits. See "Risk and Other Important Factors--Possible Loss of Limited Liability". In the event the Partnership is unable otherwise to meet its obligations, the Limited Partners might, under applicable law, be obligated under some circumstances to return distributions previously received by them. See "Risk and Other Important Factors--Repayment of Certain Distributions".

DISSOLUTION

     The Partnership shall be dissolved upon: the expiration of its term; the Incapacity, Removal or withdrawal of the General Partner and failure to designate a successor; the Sale or other disposition at one time of all or substantially all of the assets of the Partnership; an election prior to January 1, 2003 to dissolve by the General Partner with the Consent of a Majority-in-Interest of the Limited Partners; the failure of the Limited Partners to approve, by Consent of a Majority-in-Interest, the admission of a successor General Partner to the General Partner pursuant to Section 6.1A of the Partnership Agreement; after January 1, 2003, the General Partner's election to dissolve the Partnership; or the occurrence of any other event causing dissolution of the Partnership under the laws of the State of Delaware.

AMENDMENT

     Subject to the provisions of Section 10.1 thereof, the Partnership Agreement may be amended by action of a Majority-in-Interest of the Limited Partners. However, without the Consent of all Partners, Section 4.3C of the Partnership Agreement (relating to certain restrictions on the General Partner's authority), Article Ten (relating to amendment of the Partnership Agreement) and Section 11.3 (relating to certain limitations on Limited Partners' voting rights) may not be amended. Also, without the Consent of each Partner who may be adversely affected, the Partnership Agreement may not be amended to (i) enlarge the obligation of any Partner under the Partnership Agreement or convert a Limited Partner's Interest into a General Partner's Interest; (ii) modify the limited liability of a Limited Partner; or (iii) alter the provisions of the Partnership Agreement relating to distributions of Distributable Cash and allocations of Profits and Losses. In addition, Sections 6.1 and 6.2 (relating to successors to the General Partner) may not be amended without the Consent of the General Partner. As a result of the limitations on Limited Partners' voting rights described above under "Voting Rights", there may be situations when Limited Partners are not permitted to vote on amendments of the Partnership Agreement. However, in accordance with
Section 10.1 of the Partnership Agreement, under certain circumstances the General Partner, without the Consent of a Majority-in-Interest of the Limited Partners, may amend the Partnership Agreement if, in its opinion, such amendment does not have a material adverse effect on the Limited Partners or the Partnership.

ELECTIONS


     All elections required or permitted to be made by the Partnership under the Code may be made by the General Partner in such manner as it deems most advantageous to individual Limited Partners who are (i) married and filing joint returns, (ii) not "dealers" for Federal income tax purposes, and (iii) in the highest marginal Federal income tax bracket.


APPOINTMENT OF GENERAL PARTNER AS ATTORNEY-IN-FACT

     Each Limited Partner irrevocably constitutes and appoints the General Partner such Limited Partner's true and lawful attorney-in-fact, with full power and authority in such Limited Partner's name, place and stead to make, execute, acknowledge and file such documents, instruments and conveyances as may be necessary or appropriate to carry out the provisions of the Partnership Agreement.

PRINCIPAL OFFICE OF THE PARTNERSHIP

     The principal business office of the Partnership shall be at South Tower, World Financial Center, 225 Liberty Street, New York, New York 10080-6123, unless changed by the General Partner. The business of the Partnership may also be conducted at such additional places as the General Partner may determine.

APPLICABLE LAW

     The Partnership Agreement will be construed and enforced in accordance with the laws of the State of Delaware.


                          OFFERING AND SALE OF UNITS

OFFERING OF UNITS

     MLPF&S has entered into an Agency Agreement with the Partnership and the General Partner pursuant to which MLPF&S has agreed to act as selling agent for the Partnership and the General Partner to assist in the sale of the Units to Qualified Investors on a "best efforts" basis. MLPF&S and its affiliates will not receive, directly or indirectly, any payments or compensation in connection with the offering and sale of Units.

     The Agency Agreement contains cross-indemnification clauses with respect to certain liabilities under the Securities Act of 1933.

     Eligible Investors must submit completed subscription documents not later than July , 1997, or such subsequent date, not later than August , 1997, as the General Partner and MLPF&S may determine. Subsequent to such date, the General Partner will advise such investors as to whether their subscriptions have been accepted and thereupon MLPF&S shall promptly debit funds from accepted investors' accounts for payment into the Partnership's escrow account. The General Partner will also advise such investors of the Offering Termination Date. If subscriptions (including subscriptions of ML & Co.) for 40,000 Units are not received by the Offering Termination Date, the offering will be terminated, and all funds received will be refunded with interest, if any, actually earned thereon.

     If subscriptions for more than 250,000 Units are received, the General Partner may, in its sole discretion, reject, in whole or in part, any Limited Partner's subscription.

INVESTOR SUITABILITY STANDARDS

     Only  Qualified Investors  will  be  eligible to  purchase  Units.   See
"Investor Suitability Standards" on page 2.

MAXIMUM PURCHASE BY QUALIFIED INVESTORS


     The Partnership has imposed restrictions on the maximum amount of Units which may be purchased by any Qualified Investor. An employee of ML & Co. or its subsidiaries may only purchase Units in an amount which does not exceed 15% of such employee's cash compensation from ML & Co. or its subsidiaries received with respect to 1996 on an annualized basis unless the employee either (x) has a net worth, individually or jointly with the employee's spouse, in excess of $1,000,000 at the time of purchase of the Units, or (y) had an individual income in excess of $200,000 in each of 1995 and 1996 or joint income with the employee's spouse in excess of $300,000 in each of those years and reached or has a reasonable expectation of reaching the same level in 1997. An employee of ML & Co. who meets the requirements of clause
(x) or (y) above may purchase Units in an amount which does not exceed 75% of the employee's compensation in respect of 1996 on an annualized basis, unless otherwise approved by the General Partner. A non-employee director of ML & Co. may only purchase Units in an amount which does not exceed two times the director's fees (including committee fees, but not including reimbursement of expenses) received from ML & Co. during 1996. Notwithstanding the foregoing, a Qualified Investor (other than ML & Co.) will only be permitted to purchase Units in the Partnership in an aggregate amount in excess of $250,000 if the offering is not fully subscribed, unless otherwise approved by the General Partner. In the event that the offering is not fully subscribed, Qualified Investors will be permitted to invest up to the specified percentage of his or her 1996 compensation (or directors fees, as applicable), provided that such amount is equal to less than 10% of the outstanding limited partnership interests of the Partnership.


PURCHASE OF UNITS BY ML & CO.


     The Partnership is also offering Units to ML & Co. ML & Co. has advised the Partnership that it intends to offer a deferred compensation plan to certain key employees of ML & Co. and its subsidiaries pursuant to which such employees will be permitted to defer compensation earned during 1996 and to elect to receive a return from ML & Co. determined by reference to the performance of the Partnership. ML & Co. intends to acquire Units having a purchase price approximately equivalent to the aggregate amount of compensation deferred under its plan. ML & Co. will acquire such Units at the Closing for a purchase price of $1,000 per Unit. Participants in the plan will not be Limited Partners in the Partnership by virtue of their participation in such plan and will not acquire any ownership interest in the Units purchased by ML & Co.


SUBSCRIPTION TO PURCHASE UNITS

     Each Qualified Investor who desires to purchase any Units must:

     (a)  subscribe to purchase five or more Units;

     (b) complete, date, execute and deliver to KECALP Inc., South Tower, World Financial Center, 225 Liberty Street, New York, NY 10080-6123, one copy of the Signature Page and Power of Attorney, a form of which is attached as part of the Subscription Agreement attached to this Prospectus as Exhibit B; and

     (c) authorize an amount equal to $1,000 for each Unit that the prospective purchaser desires to purchase to be debited from his MLPF&S securities account.

     The   General  Partner  will   not,  under  any   circumstances,  accept
subscriptions for a fractional interest in a Unit.

PAYMENT FOR UNITS

     Each Qualified Investor who subscribes to purchase Units will, by execution of the Subscription Agreement, agree to make a capital contribution of $1,000 for each Unit subscribed for and authorize that amount to be debited from his MLPF&S securities account specified on his Signature Page and Power of Attorney. If sufficient funds are not already available in the Qualified Investor's MLPF&S securities account, the Qualified Investor must deposit additional funds so that the full amount of the capital contribution for the Units for which the investor has subscribed will be available in such account.

     MLPF&S will advise investors as to whether their subscriptions have been accepted and thereupon promptly debit subscription amounts upon subscription from subscribers' MLPF&S securities accounts and deposit such funds in an escrow
account with The  Bank of New York,  for the benefit of investors.   The
bank escrow agent for  such account may, at  the direction of MLPF&S, invest such payment in U.S. government securities, bank time deposits, certificates of deposit of a domestic bank which mature prior to the Closing of the purchase of Units or bank money market accounts. The Qualified Investors' funds in such account, but not the interest earned thereon, will be released  to the Partnership only if each of the following
conditions has been satisfied:        (a)  on  the date of Closing, the
Partnership has received subscriptions for at least 40,000 Units;

     (b) on the date of Closing, the escrow agent has received the full payment of the capital contributions for the Units which the Partnership will issue and sell at such Closing; and

     (c) on the date of Closing, Brown & Wood LLP has delivered its opinion that the Partnership will be treated as a partnership for Federal income tax purposes and will not be treated as a publicly traded partnership within the meaning of Section 7704(b) of the Internal Revenue Code of 1986, as amended.

     If such conditions are not timely satisfied, all the investors' funds
so held in  such account  will be  returned to the  investors.   If all  of
such conditions are timely satisfied, each investor who has subscribed to purchase Units to be issued and sold at such Closing will become a Limited Partner and thereafter (but only thereafter) such investor's capital contributions will be paid to the Partnership, to be applied by it as
 described  in this Prospectus.   Any interest earned  on funds  held in
escrow will be paid to subscribers in proportion to their respective subscription amounts and the length of time their subscription amounts were on deposit.

     Each Limited Partner will be entitled to the distributive share of items of income, gain, deduction, loss or credit and cash distributions allocable to such Limited Partners interest in the Partnership, as provided in the Partnership Agreement, without regard to the dates on which any Limited Partners may have subscribed to purchase Units.


                           TRANSFERABILITY OF UNITS

RESTRICTIONS

     The  Partnership is  designed  as an  investment  vehicle for
Qualified Investors  only.    The  Partnership  has  obtained exemptions
from  certain provisions of the  Investment Company  Act on  the basis
that, with  certain exceptions,   only  Qualified   Investors  will   become
 Limited   Partners. PURCHASERS OF  UNITS  SHOULD VIEW  THEIR  INTEREST IN
THE  PARTNERSHIP AS  A LONG-TERM, ILLIQUID INVESTMENT.

     No transfer or assignment by a Limited Partner of his or her interest in the Partnership shall be effective unless made in accordance with the provisions of the Partnership Agreement. The Partnership Agreement prohibits transfer or assignment by a Limited Partner of his or her interest in the Partnership to any person who is not a Qualified Investor, except transfers to a member of his or her immediate family or
transfers  resulting by operation of  law.   (For this purpose,  the members
 of a  Limited Partner's immediate family consist of the partner's spouse
and children.)   No transfer of a  Limited  Partner's interest  may be  made without  the  consent of  the General Partner, which consent may be withheld
in the sole discretion  of the General Partner.   No sale,  assignment or
transfer of, or after which the transferor and transferee would each hold, an interest representing a capital contribution of less than $1,000, will be permitted or recognized for any purpose without the consent of the General Partner, which consent will be granted only for good cause shown.

     The sale or transfer of a Partnership interest may result in adverse income tax consequences to the transferor. Limited Partners are advised to consult their tax advisors prior to any such transfer. See "Tax Aspects of Investment in the Partnership--Transfer of a Partnership Interest".

     No transfer, assignment or negotiation of an interest in the Partnership will be recognized or effective if such transfer or assignment, together with all other such transfers on the books of the Partnership during the immediately preceding 12 months, would result in the transfer of 50% or more of the Units. See "Tax Aspects of
Investment in the  Partnership--General Principles  of Partnership
Taxation--Termination  of the Partnership  for Tax Purposes".    In
addition,  pursuant   to  the  Partnership  Agreement,  the Partnership
will  satisfy   one  or  more   safe  harbor  limitations   from
classification as a publicly traded partnership which would impose more restrictive numerical limitations on the number of Units transferred.
  One safe harbor under current law would restrict transfers (except for certain exempt transfers) of 2% or more Units during the same taxable year. Transfers, assignments or negotiations, the recognition and effectiveness of which are so suspended and deferred, will be recognized (in chronological order to the extent practicable) when, and to the extent that, such recognition will not result in there having been transfers of Units in excess of the limitations referred to above.

     The General Partner has the authority to amend the transferability provisions of the Partnership Agreement in such manner as may be necessary or desirable to preserve the tax status of the Partnership.

     Further, no sale, exchange, transfer or assignment of a Limited Partner's interest may be made if the sale of such interest would, in the opinion of counsel for the Partnership, result in a termination of the Partnership for purposes of Section 708 of the Code, violate any applicable Federal or state securities laws, cause the Partnership to be treated as an association taxable as a corporation for Federal income tax purposes, cause the Partnership to be classified as a publicly traded partnership and taxable as a corporation for Federal income tax purposes, or cause all or a portion of the Partnerships assets to be treated as "tax-exempt use property" under Section 168(j) of the Code.

ACQUISITION OF CERTAIN LIMITED PARTNERS' INTERESTS BY THE GENERAL PARTNER OR THE PARTNERSHIP

     Upon the death of a Limited Partner, the legal representative(s) of such Limited Partner may tender, and the General Partner shall purchase the interest in the Partnership held by such Limited Partner at a purchase price equal to the value of the interest determined at the next annual Valuation Date. To have Units repurchased, the estate of a Limited Partner must notify the General Partner of its election to have the Units repurchased within 30 days after the date the appraisal is sent to the
Limited  Partners.   The Partnership, rather than  the General Partner, may
purchase such interest if it is determined the purchase is in the best interests of the Partnership. If the General Partner purchases any such interest for its own account pursuant to this provision, it shall be entitled to the rights of an assignee of such interest, including the right to vote as if it were a Substituted Limited Partner, and it may become a Substituted Limited Partner. The General Partner may sell any interest acquired pursuant to this provision and the purchaser will be entitled to be admitted as a Substituted Limited Partner effective as of the date of payment to the General Partner for such interest.

ASSIGNEES

     An assignee of a Limited Partner does not automatically become a Substituted Limited Partner, but has the right to receive the same share of profits, losses and distributable cash of the Partnership to which the assignor Limited Partner would have been entitled. A Limited Partner who assigns all of his Partnership interest ceases to be a Limited Partner, and shall not retain any statutory rights as a Limited Partner. The assignee of a Partnership interest who does not become a Substituted Limited Partner and desires to make further assignment of such interest is subject to all of the restrictions on transferability of Partnership interests described in this Prospectus and the Partnership Agreement.

     In the event of the death, incapacity or bankruptcy of a Limited Partner, his or her legal representatives will have all the rights of a Limited Partner for the purpose of settling or managing his or her estate and such power as the decedent, incompetent or bankrupt Limited Partner possessed to assign all or any part of his interest in the Partnership, and to join with such assignee in satisfying conditions
precedent  to such  assignees becoming a  Substituted Limited  Partner.   In
the event of the death of a Limited Partner, but not in the event of adjudication of incompetence or bankruptcy, the deceased Limited Partner's interest may be distributed as part of the estate, transferred by operation of law, tendered to the General Partner as described above, or assigned to another Qualified Investor.

     A purported sale, assignment or transfer of a Limited Partner's interest will be recognized by the Partnership on the first day of the fiscal quarter following the quarter in which the Partnership has received written notice of such sale, assignment or transfer in form satisfactory to the General Partner, signed by both parties, containing the purchaser's, assignee's or transferee's acceptance of the terms of the Partnership Agreement and a representation by the parties that the sale or assignment was made in accordance with all applicable laws and regulations.

SUBSTITUTED LIMITED PARTNERS

     No Limited Partner has the right to substitute an assignee as a Limited Partner in his or her place. The General Partner, however, has the right in its sole and absolute discretion, to permit such assignee to become a Substituted Limited Partner and any such permission by the General Partner is binding and conclusive without the consent or approval of any Limited Partner. Any Substituted Limited Partner must, as a condition to receiving any interest in the Partnership, sign a Signature Page and Power of Attorney, pay the reasonable legal fees and filing
and  publication costs  of  the Partnership  and  the   General  Partner  in
 connection  with   his  or  her substitution as a Limited Partner  and
satisfy the other conditions specified in Section 10.2 of the Partnership Agreement. Notwithstanding the actual time of the admission of a Substituted Limited Partner, for purposes of allocating profits, losses and distributable cash (as those terms are defined in the Partnership Agreement), a person will be treated as having become a Limited Partner as of the date on which the sale, assignment or transfer of such persons interest was recognized by the Partnership, as described above, even if that person does not in fact become a Substituted Limited Partner.


                                   REPORTS

     Financial information contained in all reports to the Limited Partners will be prepared on an accrual basis of accounting in accordance with generally accepted accounting principles and will include, where applicable, a reconciliation to information furnished to the Limited
Partners for income tax purposes.   Federal  and state tax  information will
 be provided  to the Limited Partners within 75 days following the  close of
each calendar year or as  soon as  practicable thereafter.   (As  described
under "Risk and Other Important Factors", to the extent the Partnership invests in other investment funds, it may experience delays in obtaining annual tax information, which may require Limited Partners to obtain
extensions for  filing income  tax returns.)   Financial statements,  which
will be prepared annually, will be certified by independent auditors and will be furnished within 120 days (or as soon as practicable thereafter) following the close of the calendar year. A statement of appraisal of the value of Partnership assets will be provided with the financial statements. Limited Partners also have the right under applicable law to obtain other information about the Partnership and may, at their expense, obtain a list of the names and addresses of all of the Limited Partners for any proper purpose.

         In connection with the appraisal of the value of the Partnership's investments in portfolio companies that are not publicly traded, there is a range of values which is reasonable for such
investments  at any particular time.   The General Partner  presently
expects that the following procedures will be utilized with respect to these investments. In the early stages of development, these investments will typically be valued based on their original cost to the
Partnership (the "cost method").   The cost method will be  utilized until
significant developments affecting the portfolio company provide a basis for use of an appraisal valuation (the "appraisal method"). The appraisal method will be based on such factors affecting the portfolio company as earnings and net worth, the market prices for similar securities of comparable companies and an assessment of the company's future prospects. In the case of unsuccessful operations, the appraisal may be based on liquidation value. Valuations based on the appraisal method are
necessarily subjective.   The  General  Partner  may also  use  third party
transactions (actual or  proposed) in the portfolio  company's securities as
the  basis of valuation (the "private market method").   The private market
method will be used only with respect to actual transactions or actual firm offers by sophisticated, independent investors. The valuation of debt securities that are not publicly traded will be determined by or under the direction of the General Partner. The General Partner expects that the private market method of valuation will be the primary method utilized with respect to these securities. Securities with legal, contractual or practical restrictions on transfer may be valued at a discount from their value determined by the foregoing methods to reflect the effect of such restrictions.


                                   EXPERTS

     The financial statements included in this Prospectus have been examined by Deloitte & Touche LLP, independent auditors, as indicated in their opinions with respect thereto, and are included herein in reliance upon the authority of that firm as experts in accounting and auditing.


                                LEGAL MATTERS

     The legality of the securities offered hereby will be passed upon by Brown & Wood LLP, One World Trade Center, New York, New York 10048,
 as counsel to the Partnership and the General Partner, who may rely as to matters of Delaware law upon the opinion of Richards, Layton & Finger, One Rodney Square, Wilmington, Delaware 19801.

     The statements under the heading "Tax Aspects of Investment in the Partnership" have been reviewed by Brown & Wood LLP.


              EXEMPTIONS FROM THE INVESTMENT COMPANY ACT OF 1940

     The  Partnership   will  operate   as  a   non-diversified,
closed-end, management investment company registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act. However, an exemptive order was obtained from the Commission in 1982 pursuant to Section 6(b) of the Act that exempts the Partnership, as an "employees securities company" within the meaning of the Investment
Company  Act, from  certain provisions  of such  Act.   The  exemptive
order relates to the following provisions of the Investment Company Act and the rules and regulations promulgated thereunder:

     Section 8(b) to exempt the Partnership from filing annual amendments to its Registration Statement under the Investment Company Act;

     Section 10(a) to permit the Partnership to include the General Partner as the sole general partner and to permit all of the directors and officers of the General Partner to be persons who are employees of ML & Co. or its affiliates;

     Section 10(b) to permit the Partnership to employ subsidiaries of ML & Co. to act as broker and principal underwriter for the Partnership;

     Section 10(f) to permit the Partnership to purchase securities in underwritten offerings, a principal underwriter of which may be an affiliate of the General Partner;

     Section 14(a) to permit the Partnership to offer Units to Qualified Investors prior to the time the Partnership has a net worth of $100,000;

     Section 15(a) to permit the General Partner to act from time to time as investment adviser to the Partnership without a written contract and without the approval of the Limited Partners;

     Section 16(a) to permit ML & Co. to appoint and replace the directors of the General Partner in accordance with the Partnership Agreement;

     Section 17(a)  to permit  ML &  Co. and  its subsidiaries  to engage in certain  transactions  as  principal  with  the Partnership  in  addition
 to transactions   as  agent,  including   transactions  involving  money
market securities and real estate, and, under limited circumstances and subject to certain conditions, the acquisition of investments from the General Partner (or an affiliate thereof) that were purchased for the Partnership prior to the closing of its offering;

     Section 17(d) to permit the Partnership to engage in transactions in which certain affiliated persons of the Partnership may also be participants;

     Section 17(f) to permit ML & Co. or one of its subsidiaries to act as custodian without a written contract;

     Section 17(g) to permit the Partnership to comply with requirements applicable to fidelity bonds without the necessity of having a majority of the Board of Directors of the General Partner which are not "interested persons" take such action and make such approvals as are set forth in Rule 17g-1 under the Investment Company Act;

     Section 18(a)(1) to exempt the Partnership from certain limitations on borrowings so that the Partnership may enter into nonrecourse loans relating to investments other than securities without regard to the restrictions on "asset coverage" contained in the Investment Company Act;

     Section 18(i) to permit the Limited Partners to have only those rights with respect to the management of the Partnership as are set forth in the Partnership Agreement;

     Section 19(b) to permit the Partnership to distribute long-term capital gains more frequently than annually;

     Section 20(a) to exempt the Partnership from the proxy requirements set forth in the rules under the Investment Company Act;

     Section  23(c) to  permit  the  Partnership  to  repurchase
Partnership interests pursuant to the terms of the Partnership Agreement;

     Section 30(a),(b) and (d) to exempt the Partnership from filing annual and quarterly reports with the Commission and from sending semi-annual reports to Limited Partners; and

     Section 32(a) to permit the General Partner to select independent certified public accountants for the Partnership without submitting their selection to the Limited Partners for ratification or rejection.

     In 1991, the Commission issued an order amending the order described above to expand the categories of investments in which the Partnership and other partnerships managed by the General Partner may participate with ML & Co. and its affiliates. The transactions in which such joint investments may be made relate generally to equity and equity-related investments in buyout transactions and other transactions structured by ML & Co. or its affiliates or in which ML & Co. or its affiliates have an equity or equity-related investment. The order requires, among other things, that the General Partner make specified
findings   before  the  Partnership  participates   in  such investments and
that the General Partner, at least annually, provide to the Limited Partners a list of such investments in which the Partnership has invested with ML & Co. or its affiliates.


                            ADDITIONAL INFORMATION

     This Prospectus does not contain all the information set forth in the Registration Statement that the Partnership has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities
Act  of 1933 and the  Investment Company  Act.    For further  information
pertaining to the securities offered hereby, reference is made to the Registration Statement including the exhibits filed as a part thereof.



                        INDEX TO FINANCIAL STATEMENTS


                                                      Page
                                    ----


Merrill Lynch KECALP L.P. 1997      Independent Auditors' Report . . . . . .
 . . .    57      Balance Sheet, May 12, 1997  . . . . . . . . .    58
Notes to Balance Sheet . . . . . . . . . . . .    58

KECALP Inc. (Unaudited)      Balance Sheet, December 27, 1996 . . . . . . .
  59      Notes to Balance Sheet . . . . . . . . . . . .    60



INDEPENDENT AUDITORS' REPORT


Merrill Lynch KECALP L.P. 1997:

We have audited the accompanying balance sheet of Merrill Lynch KECALP L.P. 1997 as of May 12, 1997. This financial statement is the responsibility of the Partnership's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted  our  audit  in  accordance  with  generally  accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement
is free of material  misstatement.   An  audit  includes  examining,  on a
test  basis, evidence supporting  the amounts and disclosures in  the
financial statement. An  audit   also  includes  assessing  the  accounting
principles  used  and significant estimates made  by management, as well as
evaluating the overall financial  statement presentation.   We  believe
that our  audit provides  a reasonable basis for our opinion.

In our opinion, such balance sheet presents fairly, in all material respects, the financial position of Merrill Lynch KECALP L.P. 1997 at May 12, 1997, in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP


New York, New York May 14, 1997



                        MERRILL LYNCH KECALP L.P. 1997

                                BALANCE SHEET

                                 May 12, 1997

Assets

Cash  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
$100
 ====

                          PARTNERS' CAPITAL ACCOUNT

Capital Contributions:   General Partner . . . . . . . . . . . . . . . . . .
 . . . . . . . . .  $ 99   Initial Limited Partner . . . . . . . . . . . . .
 . . . . . . . . . .     1
                      ----


$100 									 ====

                            NOTES TO BALANCE SHEET



1.  Organization and Purpose

     Merrill Lynch KECALP L.P. 1997 (the "Partnership") was formed as of October 28, 1996 and the Certificate of Limited Partnership was filed under the Delaware Revised Uniform Limited Partnership Act on October
28, 1996. The only transactions to date have been capital contributions of $99 by KECALP Inc. ("KECALP" or the "General Partner") and $1 by the Initial Limited Partner. The Initial Limited Partner purchased an interest in the Partnership for $1 to permit the formation of the Partnership. KECALP is a Delaware corporation, formed in June 1981 and an indirect
wholly-owned subsidiary of Merrill  Lynch  & Co.,  Inc.   The  General
Partner is authorized to admit additional limited partners to the Partnership if, after the admission of such additional limited partners, the capital contributions of all additional limited partners would not be less than $40,000,000. The Partnership is an "employees securities company" under the Investment Company Act of 1940. KECALP will pay the organizational expenses of the Partnership incurred prior to the
commencement  of  the offering  of  the  Partnership's  units.   The
Partnership  has  agreed  to  reimburse  KECALP for  such  costs.
Deferred organizational expenses  of the Partnership  will be amortized on a straight line  basis over a period  not to exceed five  years from the
commencement of the Partnership's operations.   In the event that  the
Partnership liquidates before the deferred organizational expenses are fully amortized, KECALP shall bear such unamortized deferred organizational expenses for the Partnership.

2.   Business

     The Partnership  intends to seek  long-term capital  appreciation.
The Partnership  will invest  primarily in  privately  offered investments.
 The Partnership  shall not  engage  in  any  other business  or  activity.
  The Partnership term extends to December 31, 2037. However, pursuant to the Partnership Agreement, the General Partner may dissolve the Partnership, without the consent of the Limited Partners, at any time after January 1, 2003.

3.  Fiscal Year

     The fiscal year of the Partnership will be the year ending December 31 of each year.



           INVESTORS WILL NOT ACQUIRE ANY INTEREST IN THIS COMPANY

                                 KECALP INC.

                          BALANCE SHEET (UNAUDITED)
     DECEMBER 27, 1996

ASSETS

Cash  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $
20,918 Other receivable  . . . . . . . . . . . . . . . . . . . . . . . .
 50,330 Due from Merrill Lynch & Co. Inc. (Note 4)  . . . . . . . . . . .
 881,438 Investment in limited partnerships (Note 1) . . . . . . . . . . .
  736,238
  --------

TOTAL
$1,688,924
 ==========


LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:

  Deferred federal and state income taxes . . . . . . . . . . . .
$32,288   Accrued expenses  . . . . . . . . . . . . . . . . . . . . . . .
  61,790
  -------

  Total liabilities . . . . . . . . . . . . . . . . . . . . . . .
94,078
-------

STOCKHOLDER'S EQUITY:  (Note 1)

  Common stock $1 par value; authorized and     outstanding 1,000 shares
(Note 3) . . . . . . . . . . . . .  $      1,000   Additional
paid-in-capital (Note 3) . . . . . . . . . . . . .    12,435,556   Capital
contribution receivable (Note 2)  . . . . . . . . . .  (11,100,000)   Excess
 . . . . . . . . . . . . . . . . . . . . . . . . . . .       258,290
                                                         ------------

     Total stockholders equity  . . . . . . . . . . . . . . . .  $
1,594,846
------------

TOTAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $
1,688,924
============



                         See notes to balance sheet.




                                 KECALP INC.
NOTES TO BALANCE SHEET                                  (UNAUDITED)


1.   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     KECALP  Inc. ("KECALP"),  a  Delaware  corporation,  is  a wholly-owned subsidiary of Merrill Lynch Group Inc. ("ML Group"). ML Group is a wholly- owned subsidiary of Merrill Lynch & Co., Inc. ("ML & CO."). KECALP is the General Partner of seven Delaware limited partnerships, Merrill Lynch KECALP Growth Investments Limited Partnership 1983 (the "1983 Partnership"), Merrill Lynch KECALP L.P. 1984 (the "1984 Partnership"), Merrill Lynch KECALP L.P. (the "1986 Partnership"), Merrill Lynch
KECALP   L.P.  1987  (the  "1987 Partnership"),  Merrill  Lynch  KECALP L.P.
 1989 (the "1989 Partnership"), Merrill Lynch KECALP L.P. 1991 (the "1991 Partnership") and Merrill Lynch KECALP L.P. 1994 (the "1994
Partnership"), collectively referred to  as the "Partnerships".   As General
Partner, KECALP manages the Partnerships, pays certain of their expenses and maintains a 1% ownership interest in each of the Partnerships.

     The 1983 Partnership  and the 1984 Partnership intend  to seek
long-term capital  appreciation  and   the  tax  advantages  associated
with certain investments, primarily through the purchase of speculative, tax-oriented investments in real estate, oil and gas
properties, personal property and/or indirect interests  therein.   At least
 25% of the total proceeds will be invested in real estate. The investment objectives of the 1986, 1987, 1989, 1991 and 1994 Partnerships are to seek long-term capital appreciation with a substantial portion of
its  total proceeds invested  in venture  capital and leveraged   buyout
investments.     The  Partnerships  may   purchase  other investments that
KECALP deems appropriate. The Partnerships shall not engage in any other business or activity.

     Investment in  Partnerships    The  investment  in the  Partnerships
is accounted for using the cost method.

     Capital  Requirements   As  a condition to  the closing of  the sales
of units of limited partnership interest, KECALP has agreed to maintain a net worth as required in accordance with applicable U.S. income tax regulations and rulings of the Internal Revenue Service. ML & Co. provides capital to KECALP by a demand promissory note or other investment to satisfy the requirement that KECALP have such net worth (see
Note 2).

2.   CAPITAL CONTRIBUTION RECEIVABLE

     The  Capital Contribution receivable represents promissory notes from
ML & Co.   The notes are  due on demand and  bear interest at the  daily
brokers call rate.   Intercompany  interest  and taxes  are  not paid,  but
KECALP's obligations have been settled through an adjustment of the intercompany receivable account.

3.   RELATED PARTY TRANSACTIONS

     KECALP is obligated to pay certain expenses, fees, sales or brokerage commissions, and other expenditures (except for debt service and interest expense) of the Partnerships.

     KECALP is required to maintain an investment in the Partnerships of approximately 1% of the Partnerships' net assets less (plus) unallocated net unrealized appreciation (depreciation) of investments.

4.   DUE FROM MERRILL LYNCH & CO.

     The Corporation has been authorized to transfer funds, as required by policy, to ML & Co. ML & Co. is to repay this loan with interest based on the daily brokers call rate.

5.   INCOME TAXES

     The results of operations of KECALP are included in the consolidated Federal income tax returns of ML & Co., Inc. It is the policy of ML & Co., Inc. to allocate to KECALP the Federal and state tax expense associated with such operating results in its consolidated tax return, including the recognition of deferred tax assets.


                                                                    EXHIBIT A

=============================================================================



                        MERRILL LYNCH KECALP L.P. 1997
 (A DELAWARE LIMITED PARTNERSHIP)








                        AMENDED AND RESTATED AGREEMENT





                                      OF





                             LIMITED PARTNERSHIP




=============================================================================



                              TABLE OF CONTENTS
 -----------------

     CAPTION                                                          PAGE
   -------                                                          ----



     ARTICLE ONE

     DEFINED TERMS  . . . . . . . . . . . . . . . . . . . . . . .  A-1

     ARTICLE TWO             ORGANIZATION

          SECTION 2.1  Governance . . . . . . . . . . . . . . . . . .  A-3
        SECTION 2.2  Name,  Place  of  Business  and  Office;
        Registered Agent . . . . . . . . . . . . . . .  A-3
SECTION 2.3  Purpose  . . . . . . . . . . . . . . . . . . .  A-4
SECTION 2.4  Term . . . . . . . . . . . . . . . . . . . . .  A-4

     ARTICLE THREE

          PARTNERS AND CAPITAL             SECTION 3.1  General Partner  . .
 . . . . . . . . . . . . .  A-4           SECTION 3.2  Initial Limited
Partner  . . . . . . . . . . .  A-4           SECTION 3.3  Additional
Limited Partners  . . . . . . . . .  A-4           SECTION 3.4  Partnership
Capital  . . . . . . . . . . . . .  A-5           SECTION 3.5  Liability of
Partners  . . . . . . . . . . . .  A-5           SECTION 3.6  Lender as
Partner  . . . . . . . . . . . . . .  A-5

     ARTICLE FOUR             MANAGEMENT             SECTION 4.1  Powers of
the General Partner  . . . . . . . .  A-6           SECTION 4.2  Prohibited
Transactions  . . . . . . . . . . .  A-7           SECTION 4.3  Restrictions
 on  the  Authority  of  the                        General Partner  . . . .
 . . . . . . . . . . .  A-8           SECTION 4.4  Duties and Obligations of
the General Partner   A-8           SECTION 4.5  Compensation  and
Reimbursement  of  the                        General Partner  . . . . . . .
 . . . . . . . .  A-10           SECTION 4.6  Other Businesses of Partners .
 . . . . . . . .  A-10           SECTION 4.7  Indemnification  . . . . . . .
 . . . . . . . .  A-10           SECTION 4.8  Management by Limited Partners
 . . . . . . . .  A-11

     ARTICLE FIVE

          DISTRIBUTIONS OF PARTNERSHIP FUNDS;             ALLOCATIONS OF
PROFITS AND LOSSES             SECTION 5.1  Distributions of Partnership
Funds . . . . . .  A-11           SECTION 5.2  Allocations of Profits and
Losses  . . . . . .  A-11           SECTION 5.3  Determinations of
Allocations and Distributions                        Among Limited Partners
 . . . . . . . . . . . .  A-12


     ARTICLE SIX

          TRANSFERABILITY OF THE GENERAL PARTNERS INTEREST
SECTION 6.1  Voluntary  Withdrawal or  Transfer  by  the
   General Partner  . . . . . . . . . . . . . . .  A-13           SECTION
6.2  Admission of Successor General Partner . . . .  A-14           SECTION
6.3  Liability of a Withdrawn or Removed General
Partner  . . . . . . . . . . . . . . . . . . .  A-14           SECTION 6.4
Incapacity of the General Partner  . . . . . .  A-14           SECTION 6.5
Removal of the General Partner . . . . . . . .  A-14           SECTION 6.6
Distributions on  Withdrawal or Removal of                        the
General Partner  . . . . . . . . . . . . .  A-15

     ARTICLE SEVEN             TRANSFERABILITY OF A LIMITED PARTNERS
INTEREST             SECTION 7.1  Restrictions on Transfers of Interest  . .
 . . A-15           SECTION 7.2  Incapacity of Limited Partner  . . . . . . .
 . A-17           SECTION 7.3  Assignees  . . . . . . . . . . . . . . . . . .
A-17           SECTION 7.4  Substituted Limited Partners . . . . . . . . .
A-17           SECTION 7.5  Acquisition of Certain  Limited Partners'
                Interests by the General Partner or the
  Partnership  . . . . . . . . . . . . . . . . . A-19

     ARTICLE EIGHT

          DISSOLUTION, LIQUIDATION AND             TERMINATION OF THE
PARTNERSHIP             SECTION 8.1  Events Causing Dissolution . . . . . .
 . . . . A-19           SECTION 8.2  Liquidation  . . . . . . . . . . . . . .
 . . . A-20

     ARTICLE NINE             BOOKS AND RECORDS; ACCOUNTING;
APPRAISAL; TAX ELECTIONS; ETC.             SECTION 9.1  Books and Records  .
 . . . . . . . . . . . . . A-21           SECTION 9.2  Accounting  Basis for
Tax  and Reporting                        Purposes; Fiscal Year  . . . . . .
 . . . . . . A-21           SECTION 9.3  Bank Accounts  . . . . . . . . . . .
 . . . . . A-21           SECTION 9.4  Appraisal  . . . . . . . . . . . . . .
 . . . . A-21           SECTION 9.5  Reports  . . . . . . . . . . . . . . . .
 . . . A-22           SECTION 9.6  Elections  . . . . . . . . . . . . . . . .
 . . A-22

     ARTICLE TEN             AMENDMENTS             SECTION 10.1 Proposal
and Adoption of Amendments                        Generally  . . . . . . . .
 . . . . . . . . . . A-22           SECTION 10.2 Amendments on Admission or
Withdrawal                         of Partners  . . . . . . . . . . . . . .
 . . . A-23

     ARTICLE ELEVEN             CONSENTS, VOTING AND MEETINGS
SECTION 11.1 Method of Giving Consent . . . . . . . . . . . A-23
SECTION 11.2 Meetings of Partners . . . . . . . . . . . . . A-24
SECTION 11.3 Limitations on Requirements for Consents . . . A-24
SECTION 11.4 Submissions to Limited Partners  . . . . . . . A-25

     ARTICLE TWELVE

          MISCELLANEOUS PROVISIONS             SECTION 12.1 Appointment of
the General Partner as                        Attorney-in-Fact   . . . . . .
 . . . . . . . . A-25           SECTION 12.2 Notification to the Partnership
or the General                        Partner  . . . . . . . . . . . . . . .
 . . . . A-26           SECTION 12.3 Binding Provisions . . . . . . . . . . .
 . . . A-26           SECTION 12.4 Applicable Law . . . . . . . . . . . . . .
 . . A-26           SECTION 12.5 Counterparts . . . . . . . . . . . . . . . .
 . A-26           SECTION 12.6 Separability of Provisions . . . . . . . . . .
A-26           SECTION 12.7 Entire Agreement . . . . . . . . . . . . . . .
A-26           SECTION 12.8 Headings . . . . . . . . . . . . . . . . . . .
A-26



            AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
           OF MERRILL LYNCH KECALP L.P. 1997



     Amended and Restated Agreement of Limited Partnership of Merrill Lynch KECALP L.P. 1997 (the "Partnership") dated _________, 1997, among KECALP Inc., a Delaware corporation, as General Partner, Robert F. Tully, the Initial Limited Partner, and those Persons who shall be admitted as Additional Limited Partners and as Substituted Limited Partners.

     Whereas, pursuant to a Certificate of Limited Partnership dated as of October 28, 1996, and filed with the Delaware Secretary of State on October 28, 1996, and an Agreement of Limited Partnership, dated October 28, 1996 (the "Original Agreement"), KECALP Inc. and Robert F. Tully have heretofore formed the Partnership under the Delaware Revised Uniform Limited Partnership Act;

     Whereas, KECALP Inc., the Initial Limited Partner, and the Additional Limited Partners, as defined herein, desire to amend and restate in its entirety the terms and provisions of the Original Agreement governing the Partnership;

     Now, Therefore, in consideration of the mutual promises made herein, the parties, intending to be legally bound, hereby agree as follows:


                                 ARTICLE ONE

                                Defined Terms

     The defined terms used in this Agreement shall, unless the context otherwise requires, have the meanings specified in this Article One. The singular shall include the plural and the masculine gender shall include the feminine, and vice versa, as the context requires.

     "Act" means the Delaware Revised Uniform Limited Partnership Act (6 Del. C.17-101 et seq.), as amended from time to time and any successor to the said Act.

     "Additional Limited Partners" means those Persons admitted to the Partnership pursuant to Section 3.3 and shown as limited partners of the Partnership on the books and records of the Partnership.

     "Affiliate" means  when used with  reference to a specified  Person,
(i) any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the specified Person, (ii) any Person that is an officer, partner (excluding unrelated third parties who are joint venturers or participants in joint ventures electing to be taxed as partners for Federal income tax purposes) or trustee of, or serves in a similar capacity with respect to, the specified Person or of which the specified Person is an officer, partner or trustee, or with respect to which the specified Person serves in a similar capacity, (iii) any Person that, directly or indirectly, is the beneficial owner of 5% or more of any class of equity securities of the specified Person or of which the specified Person is directly or indirectly the owner of 5% or more of any class of equity securities and (iv) any member of the immediate family of the specified Person or his or her spouse.

     "Agreement" means this Amended and Restated Agreement of Limited Partnership, as originally executed and as amended and restated from time to time, as the context requires.

     "Appraisal" means the statement of valuation of the assets of the Partnership as described in Section 9.4.

     "Auditors" means Deloitte & Touche LLP or such other nationally or regionally recognized firm of independent auditors as shall be engaged by the Partnership.

     "Capital Account", as to any Partner, means the sum of a Partner's Capital Contributions, increased by his share of any Profits, and decreased by his share of any Losses and by his share of any Partnership Distributable Cash reasonably expected to be distributed to such Partner and other assets distributed to such Partner or on behalf of such Partner in payment of any taxes or other expenses allocable to such Partner and as otherwise increased or decreased in accordance with the tax accounting principles set forth in Treasury Regulation Section 1.704-1(b)(2)(iv) of the Code.

     "Capital Contribution" means the total amount of money contributed to the Partnership by all Partners or any class of Partners or any one Partner (or the predecessor holders of the Interests of such Partners or Partner), as the context requires, upon the formation of the Partnership or the admission of such Partner to the Partnership, or as that money is contributed to the Partnership.

     "Code" means the Internal Revenue Code of 1986, as amended (or any corresponding provision of succeeding law).

     "Consent" means the  approval of a Person, given as  provided in
Section 11.1, to do the act or thing for which the approval is solicited, or the act of granting such approval, as the context may require. Reference to the Consent of a specified percentage in Interest of the
Limited Partners means the   Consent  of  Limited  Partners  whose  combined
 Capital Contributions represent, at the time in question, at least such specified percentage of the Capital Contributions of all the then Limited Partners.

     "Distributable Cash" means, with respect to any fiscal period of the Partnership, the cash assets of the Partnership on hand at the end of such fiscal period (but not including the Capital Contribution to the Partnership) less amounts required to be retained out of such cash assets in the sole judgment of the General Partner to pay the Partnership's liabilities whether accrued or anticipated to accrue in the future or to make permissible investments.

     "Fiscal Year" means the calendar year.

     "General Partner" means KECALP Inc., a Delaware corporation whose business address is South Tower, World Financial Center, 225 Liberty Street, New York, New York 10080-6123, and any successor to it in its capacity as general partner of the Partnership.

     "Incapacity" or "Incapacitated" means the entry of an order for relief in a case under Title 11 of the United States Code (the
"Bankruptcy Code") ("bankruptcy") (except  that, in the  case of the
General Partner, the  term "bankruptcy" shall mean only the being subject to
Chapter 7 of the Bankruptcy Code)   or  the  incompetence,  insanity,
interdiction,  death,  incapacity, disability,   dissolution   or
termination  (other   than   by   merger  or consolidation), as the case may
be, of any Person.

     "Income" means the gross income of the Partnership as determined for Federal income tax purposes including capital gains and Code Section 1231 gains (but not losses).

     "Initial Limited Partner" means Robert F. Tully.

     "Interest" means the entire ownership interest of a Partner in the Partnership at any particular time, including the right of such Partner to any and all benefits to which a Partner may be entitled as provided in this Agreement, together with the obligations of such Partner to comply with all the terms and provisions of this Agreement. Reference to a specified percentage in Interest of the Limited Partners shall mean Limited Partners whose Capital Contributions represent, at the time in question, at least such specified percentage of the Capital Contributions of all the then Limited Partners.

     "Limited Partner" means any Person who is a limited partner of the Partnership as shown on the books and records of the Partnership (whether the Initial Limited Partner, an Additional Limited Partner or a Substituted Limited Partner) at the time of reference thereto, in such Person's capacity as a limited partner of the Partnership.

     "Majority-in-Interest"  means  the   Limited  Partners  whose
aggregate Capital  Contributions   represent  over   50%  of   the
aggregate   Capital Contributions of all Limited Partners.

     "Notification" means a writing, containing the information required by this Agreement to be communicated to any Person, sent by first class mail, postage prepaid, to such Person at the last known address of such Person, five days after the mailing thereof being deemed the date of the giving of Notification; provided however, that any communication containing the information sent to the Person and actually received by the Person shall constitute Notification for all purposes of this Agreement.

     "Partner" means the General Partner or a Limited Partner.

     "Partnership" means the limited partnership governed hereby, as said limited partnership may from time to time be constituted.

     "Partnership Account" means the bank account or bank accounts to be maintained by the General Partner on behalf of the Partnership with any bank in the United States having assets in excess of $100,000,000.

     "Person" means any individual, partnership, corporation, trust or other entity.

     "Profits" or "Losses" means the profits or losses of the Partnership for Federal income tax purposes including, without limitation, each item of Partnership Income, gain, loss, deduction or credit.

     "Prospectus"  means  the   prospectus  contained  in  the
registration statement filed by the Partnership on Form N-2 at the time such registration statement was declared effective by the Securities and Exchange Commission; except that if a prospectus filed by the Partnership pursuant to Rule 497(b) or 497(d) under the Securities Act of 1933 differs from the prospectus contained in the registration statement, as aforesaid, then the term "Prospectus" refers to the Rule 497(b) or 497(d) prospectus from and after the time it is mailed to the Securities and Exchange Commission for filing.

     "Remove", "Removed" or "Removal" when used in reference to the removal of the General Partner means the termination of all management powers, duties and responsibilities of the General Partner pursuant to
Section 6.5, but not the elimination of the General Partner as a Partner.

     "Sale" means any event, action or transaction that is, for Federal income tax purposes, considered a sale, exchange or abandonment by the Partnership of any Partnership property.

     "State" means the State of Delaware.

     "Substituted  Limited  Partner"   means  any  Person  admitted   to
the Partnership as a  Limited Partner pursuant  to the provisions of
Section 7.4 and who is shown on the books and records of the Partnership as a limited partner of the Partnership.

     "Unit" means an Interest in the Partnership attributable to an aggregate payment of $1,000 to the Partnership by, or on behalf of, the Limited Partner who originally acquired the Interest.

     "Valuation Date" means each of the dates described in Section 9.4.


                                 ARTICLE TWO

                                 Organization


     Section 2.1    Governance

     The undersigned parties hereto hereby agree that the rights and liabilities of the Partners shall be as provided in the Act except as herein otherwise expressly provided.


     Section 2.2    Name, Place of Business and Office; Registered Agent

     The  name  of  the  limited  partnership  heretofore formed  and
hereby continued shall  be Merrill  Lynch KECALP  L.P. 1997.   The  business
of the Partnership may be conducted under any other name deemed necessary or desirable by the General Partner in order to comply with
local law.   The Partnership  shall  maintain  a  registered  office  in the  State  c/o  The Corporation  Trust Company,  Corporation Trust  Center,
 1209 Orange  Street, Wilmington, New  Castle  County,  Delaware  19801.
The Partnership shall maintain its principal office at South Tower, World Financial Center, 225 Liberty Street, New York, New York 10080-6123.
  The General Partner may at any time change the location of the Partnership's offices and may establish additional offices, if it deems it
advisable.   The name and  address of the Partnership's registered  agent for service of process in the State is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The General Partner has filed the certificate of limited partnership of the Partnership and shall file any amendment to the certificate of limited partnership of the Partnership as required by the Act in the proper office in the State and shall take such steps as are necessary to qualify the Partnership to conduct business in other jurisdictions in which it owns properties or conducts business and otherwise to insure that the Limited Partners will have limited
liability with  respect   to  the   activities  of  the   Partnership  in
such  other jurisdictions.


     Section 2.3    Purpose

     The purpose and character of the business of the Partnership is to invest the funds of the Partnership in various speculative and non-speculative investments, seeking, among other things, long-term capital appreciation, and to engage in any and all activities necessary or incidental thereto.


     Section 2.4    Term

     The Partnership term commenced on October 28, 1996, and shall continue in full force and effect until December 31, 2037, or until dissolution prior thereto pursuant to the provisions hereof.


                                ARTICLE THREE

                             Partners and Capital


     Section 3.1    General Partner

     A. The name, residence, business or mailing address and Capital Contribution of the General Partner are set forth in the books and records of the Partnership, as amended from time to time, and are incorporated herein by reference.

     B. The General Partner, as general partner of the Partnership, shall be deemed to have made additional Capital Contributions to the Partnership to the extent it pays expenses of the Partnership pursuant to this Agreement which are not reimbursed to it by either the Partnership or an Affiliate of the General Partner.

     Section 3.2    Initial Limited Partner

     A. The name, business address and Capital Contribution of the Initial Limited Partner are Robert F. Tully, South Tower, World Financial Center, 225 Liberty Street, New York, N.Y. 10080-6123 and his Capital Contribution is $1.00.

     B. Upon the admission of Additional Limited Partners pursuant to Section 3.3, the Initial Limited Partner shall withdraw from the Partnership and receive forthwith the return of his Capital Contribution without interest or deduction.


     Section 3.3    Additional Limited Partners

     A. The General Partner is authorized to admit Additional Limited Partners to the Partnership pursuant to the terms contained in the
Prospectus and this  Agreement.    The manner  of  the offering  of
Additional Limited Partners Units, the terms and conditions under which subscriptions for such Units will be accepted, and the manner of and conditions to the sale of Units to subscribers therefor and the admission of such subscribers as Additional Limited Partners will be as provided in the Prospectus and subject to any provisions thereof.

     B. The name, residence, business or mailing address and Capital Contribution of each Additional Limited Partner shall be set forth in the books and records of the Partnership, as amended from time to time.

     C. No Limited Partner shall be required to make any additional contributions to the capital of the Partnership.


     Section 3.4    Partnership Capital

     A. No Partner shall be paid interest on any Capital Contribution to the Partnership.

     B. No Partner, other than the Initial Limited Partner pursuant to Section 3.2, shall have the right to withdraw any part of his Capital Contribution or to receive any return of any portion of his
 Capital Contribution except as otherwise provided herein.

     C.   Under circumstances involving a return of any Capital
Contribution, no Partner shall have the right to receive property other than cash, except as may be specifically provided in this Agreement.

     D. The General Partner shall make additional contributions to the capital of the Partnership in an amount sufficient to pay for Partnership expenses allocable to it pursuant to Section 4.4A.


     Section 3.5    Liability of Partners

     A. No Limited Partner shall be liable for the debts, liabilities, contracts or any other obligations of the Partnership, except to the extent of his Capital Contribution and his share of the Partnership's assets and undistributed profits, or for the debts or liabilities of any other Partner. To the extent provided by law, a Limited Partner may, under certain circumstances, be required to return, for the benefit of Partnership creditors, amounts previously distributed to such Limited Partner.

     B. A Limited Partner shall be liable only to make the payment of his Capital Contribution as set forth in Sections 3.2A and 3.3B.

     C.   No  Limited  Partner  shall  be  required  to  lend  funds  to
the Partnership  or  make  any  further   contribution  to  the  capital  of
 the Partnership.

     D. The General Partner shall not be required to contribute to the capital of, or loan, the Partnership any funds other than the General Partner's Capital Contributions to the capital of the Partnership as set forth in Sections 3.1 and 3.4D. Neither the General Partner nor any of its Affiliates shall have (i) any personal liability for the return or repayment of the Capital Contribution of any Limited Partner or (ii) to repay to the Partnership any portion or all of any negative amount of the General Partner's Capital Account, except as otherwise provided in Section 8.2D.

     Section 3.6    Lender as Partner

     No creditor who makes a nonrecourse loan to the Partnership shall have or acquire, at any time as a result of making the loan, any direct interest in the profits, capital or property of the Partnership, other than as a secured creditor.



                                 ARTICLE FOUR

                                  Management


     Section 4.1    Powers of the General Partner

     A. The General Partner shall manage the affairs of, and shall control the business of, the Partnership and shall have all powers necessary to manage and control the Partnership's affairs and business and fulfill the purposes of the Partnership, including, by way of illustration and not by way of limitation:

           (i)   The power and duty to invest the balance (after the
setting      aside of suitable reserves) of the Capital Contributions of the
Partners      and reinvest revenues of the  Partnership in accordance with
the purpose      of  the Partnership  and in  keeping with  its investment
objectives as      stated in the Prospectus.

          (ii)   The  power to acquire securities or property of all types
on      behalf of the Partnership, including, without limitation, stocks,
bonds,      debentures, notes, shares  in investment companies, general  and
limited      partnership interests, investment contracts and interests in trusts.

          (iii)   The power to  enter into transactions and  make
investments      with or through Affiliates  of the General Partner and to
participate in      investment  transactions sponsored  or underwritten
(either  on a  best      efforts or firm  commitment basis) by Affiliates of
 the General Partner      or in entities  as to which Affiliates  of the
General Partner  serve as      investment adviser or placement agent.

          (iv)    The power  to purchase  interests in entities  sponsored
by      Affiliates of the General Partner or in  which Affiliates of the
General      Partner  have an  interest,  including,  but  not  limited  to,
 limited      partnership interests in  limited partnerships in which  such
Affiliates      serve as general partner.

          (v)    The power to cause securities owned by the Partnership to
be      registered in the Partnership name or in  the name of a nominee or
to be      held in street name, as it shall elect.

          (vi)    The power and duty to maintain the books and records of
the      Partnership in accordance with the provisions of Section 9.1.

          (vii)  The  power to  reserve funds  out of  Partnership Income
or      borrow money  in the  name of  the Partnership  from any  bank or
other      lending  institution in the  United States or  from an Affiliate
of the      General  Partner  for  the  purpose of  leveraging  investments
of  the      Partnership, paying  assessments  levied on  Partnership
investments  or      paying other costs of the Partnership (other than costs
that the General      Partner  is obligated to  pay) and in connection  with
any borrowing, to      mortgage,   pledge,  encumber,  and   hypothecate
the  assets   of  the      Partnership.

          (viii)  The power to lend  money to the Partnership on
commercially      reasonable terms.

          (ix)     The power  to  make temporary  investments of
Partnership      capital  in  all  types of  securities,  including,
without limitation,      short-term   U.S.   Government   and   Government
agency   securities,      certificates  of  deposit,  interest-bearing
deposits  in  U.S.  banks,      securities issued  by or on  behalf of
states, municipalities  and their      instrumentalities, the interest from
which is exempt from Federal income      tax, securities  issued by  other
investment  companies (including  unit      investment   trusts  and
taxable  and  tax-exempt  money  market  funds      sponsored and/or advised
by Affiliates  of the General Partner) prior to      long-term investment or
pending cash distributions to the Partners.

          (x)  The power to seek exemptions from provisions of the
Investment      Company Act of 1940 from the Securities and Exchange
Commission.

          (xi)  The power to enter into a sales agency agreement  relating
to      the  offering and sale  of Units by the  Partnership with Merrill
Lynch,      Pierce,  Fenner &  Smith Incorporated,  or  any other  Affiliate
of  the      General Partner.

          (xii)   In addition  to and  not in  limitation of  any rights
and      powers  conferred by  law or  other  provisions of  this Agreement,
 and      except as limited, restricted or prohibited by the express
provisions of      this  Agreement, the  General Partner  shall  have and
may exercise  on      behalf of  the  Partnership all  powers  and rights
necessary,  proper,      convenient  or  advisable  to  effectuate  and
carry  out  the purpose,      business and objectives  of the Partnership
including the  power to have      investment  opportunities evaluated by an
advisory committee selected by      the General Partner.

     B. In order to expedite the handling of the Partnership's business, it is understood and agreed that any document executed by the General Partner while acting in the name and on behalf of the Partnership shall be deemed to be the action of the Partnership vis-a-vis any third parties (including the Limited Partners as third parties for such purpose).

     C. In the event the original General Partner withdraws as provided in Article Six, is Incapacitated or is Removed, any additional or successor General Partner or General Partners shall possess all the power
and authority of  the  original General  Partner.   Any  remaining  and any
additional and successor General Partner is authorized to and shall continue
the business of the Partnership.   The General Partner may  admit an
additional or successor General Partner provided that if it subsequently wishes to withdraw or transfer its interest, Sections 6.1 and 6.2 shall be complied with as to the additional or successor General Partner prior to its becoming a sole General Partner, and provided that the following conditions are satisfied:

          (i)   appropriate filings are made under the Act and  in such
other      jurisdictions as the Partnership's business requires;

          (ii)   the  Interest  of  Limited Partners  will  not be
adversely      affected; and

          (iii)  the sole General Partner shall not be Incapacitated.

     In the event an additional or successor General Partner is admitted, the term "General Partner" as used in this Agreement shall include the additional or successor General Partner.

     Section 4.2    Prohibited Transactions

     Notwithstanding anything to the contrary contained herein, the following transactions are specifically prohibited to the Partnership:

          (i)   The  Partnership  shall not  make  any loans  to the
General      Partner  or any  of its  Affiliates unless  permitted by  the
Investment      Company Act of 1940 or an order of exemption therefrom;

          (ii)  The Partnership  shall not sell or lease any  property to
the      General Partner  or any of  its Affiliates except  on terms at
least as      favorable as those obtainable from unaffiliated third parties
and except      that this  provision shall not prohibit any  transaction
contemplated by      Section 8.2 or  permitted by the terms  of any
partnership  agreement or      investment contract  into which the
Partnership may enter by  virtue of      its investment as  a general or
limited  partner, where an Affiliate  of      the General Partner also acts
as general partner of such partnership;

          (iii)  No  funds of the  Partnership shall be  kept in any
account      other than a Partnership Account, and funds shall not be
commingled with      the funds of any other Person, and the General Partner
shall not employ,      or permit any  other Person to employ,  such funds in
any  manner except      for the benefit of the Partnership; it being
understood that the General      Partner may invest temporarily Partnership
funds in accordance with the      provisions of Section 4.1 (A) (ix); and

          (iv)  No expense of the Partnership shall be billed except
directly      to the Partnership  (but shall  be paid  pursuant to the
terms of  this      Agreement), and no reimbursements shall  be made
therefor to the General      Partner or any of its Affiliates except as
permitted by Section 4.5.


     Section 4.3    Restrictions on the Authority of the General Partner

     A.  The General Partner shall not have the authority to:

          (i)  do any act  in contravention of the Investment  Company Act
of      1940, as applied to the Partnership; or

         (ii)   do  any act that  would make  it impossible  to carry  on
the      ordinary business of the Partnership.

     B. The General Partner shall not perform any act that would subject any Limited Partner to liability as a general partner in any jurisdiction.

     C. Without the Consent of a Majority-in-Interest of the Limited Partners, the General Partner shall not have the authority to:

          (i)  lease, sell, or  otherwise dispose of at  any one time all
or      substantially all of the assets of the Partnership;

         (ii)  elect to dissolve the Partnership prior to January 1, 2003;

        (iii)   issue  senior securities  other than  in connection  with
the      borrowings described in (v) below;

         (iv)  make short sales of securities, purchase securities on
margin,      except  for use  of short-term  credit  necessary for  the
clearance  of      transactions, or write put or call options;

          (v)  borrow amounts in excess of 331/3% of the Partnership's
gross      assets, or  otherwise as permitted  under the Investment Company
Act of      1940,  except that  the  Partnership may  enter  into
nonrecourse  loans      relating to investments  other than  securities
without  regard to  such      limitation;

         (vi)  underwrite  securities of other issuers, except insofar as
the      Partnership may  be deemed  an underwriter under  the Securities
Act of      1933 in selling portfolio securities;

        (vii)  invest more than 25% of its Partners' Capital Contributions
in      the securities  of issuers in  any particular industry, except  for
real      estate investments and for temporary investments  in U.S.
Government and      Government agency securities, domestic bank money market
instruments and      money market funds;

       (viii)   make  loans  to other  Persons  in excess  of  331/3% of
the      Partnership's    gross   assets,    provided    that   investments
  in      privately-offered  debt securities  issued  by  entities  in
which  the      Partnership has  an equity participation  or with which  the
Partnership      has  contracted  to  acquire  an   equity  participation
shall  not  be      considered loans for purposes of this paragraph; or

         (ix)   alter the  investment objective and  business purpose  of
the      Partnership.

     D. The General Partner shall not borrow funds on behalf of the Partnership except in accordance with Section 4.1A (vii) and (xii).

     E. The General Partner shall not cause the Partnership to consent to, or join in, any waiver, amendment, or modification of the terms of any partnership agreement, limited partnership agreement, management agreement or investment contract to which it is a party unless, in the good faith judgment of the General Partner, such waiver, amendment, or modification would be in the best interest of the Partnership.

     Section 4.4    Duties and Obligations of the General Partner

     A. The General Partner shall pay all expenses (but not income, personal property, franchise or other taxes) incurred in the organization and operation of the Partnership, including, without
limitation, Auditors' fees, legal  fees,   postage,  printing   costs,
Appraisal   costs,  general   and administrative  costs   and  expenses
and,  in   addition,  any   brokerage commissions, selling agents' fees,
advisory fees or similar charges incurred in investing Partnership funds. The General Partner is not obligated to pay from its own funds, debt service or other interest charges incurred in connection with the making of Partnership investments and is entitled to indemnification in accordance with Section 4.7.

     B. The General Partner shall take all action that may be necessary or appropriate for the continuation of the Partnership's valid existence as a limited partnership under the laws of the State, and for the acquisition, holding and disposition, in accordance with the provisions of this Agreement and applicable laws and regulations, of the investments of the Partnership.

     C. The General Partner shall devote to the Partnership the time that it deems to be necessary to conduct the Partnership business and affairs in the best interests of the Partnership and use its best efforts to obtain a suitable investment portfolio for the Partnership.

     D. The General Partner shall be under an obligation to conduct the affairs of the Partnership in the best interest (or not opposed to the best interest) of the Partnership, including the safekeeping and use of all Partnership funds and assets (whether or not in the immediate possession or control of the General Partner) and the use thereof for the benefit of the Partnership. Notwithstanding the foregoing, the General Partner may, in its sole and absolute discretion, elect to dissolve the Partnership at any time after January 1, 2003, and, upon liquidation, to purchase Partnership assets in accordance with Section 8.2. The General Partner shall at all times act with integrity and good faith and exercise due diligence in all activities relating to the conduct of the business of the Partnership and in resolving conflicts of interest.

     E. The General Partner will use its best efforts at all times to maintain its net worth at a level that is sufficient to meet all present and future requirements set by statute, Treasury Regulations, the Internal Revenue Service or the courts applicable to a corporate general partner in a limited partnership to insure that the Partnership will not fail to be classified for Federal income tax purposes as a partnership, rather than as an association taxable as a corporation, on account of the net worth of the General Partner.

     F. The General Partner shall prepare or cause to be prepared and shall file on or before the due date (or any extension thereof) any Federal, state or local tax returns required to be filed by the
Partnership.   The General Partner shall cause the Partnership to pay, from
Partnership funds, any taxes payable by the Partnership.

     G.   The  General  Partner shall,  from  time  to  time, submit  to
any appropriate  Federal  or   state  securities  administrator,  or   any
other regulatory authorities having jurisdiction, all documents, papers, statistics and reports required to be filed with or submitted to such authority.

     H. The General Partner shall use its best efforts to cause the Partnership to be formed, reformed, qualified to do business, or registered under any applicable assumed or fictitious name statute or similar law in any jurisdiction in which the Partnership then owns property or transacts business, if such formation, reformation, qualification or registration is necessary in order to protect the limited liability of the Limited Partners or to permit the Partnership lawfully to own property or transact business.

     I. The General Partner shall, from time to time, prepare and file all amendments to this Agreement, the certificate of limited partnership of the Partnership and other similar documents that are required by law to be filed and recorded for any reason, in the office or offices that are required under the laws of the State or any other jurisdiction in which
the Partnership is then qualified or formed.   The General Partner shall  do
all other acts and things (including making publications or periodic filings of this Agreement or amendments thereto or other similar documents) that may now or hereafter be required, or deemed by the General Partner to be necessary, (i) for the perfection and continued maintenance of the Partnership as a limited partnership under the laws of the State and each other state in which the Partnership is then qualified or formed, (ii) to protect the limited liability of the Limited Partners under the laws of the State and each other state in which the Partnership is then qualified or formed, and (iii) to cause such certificates or other documents to reflect accurately the agreement of the Partners, the identity of the Limited Partners and the General Partner and the amounts of their respective Capital Contributions as may be required by such laws.

     J. The General Partner shall monitor the activities of entities invested in by the Partnership and keep the Limited Partners informed of such activities in the manner provided in this Agreement.

     K.   The General  Partner  shall  inform each  Limited  Partner  of all administrative and judicial proceedings for an adjustment at the Partnership level for Partnership tax items and forward to each Limited Partner within 30 days of receipt all notices received from the
Internal Revenue  Service regarding  the  commencement  of  a   partnership
level  audit  or  a  final partnership  administrative  adjustment  and will perform all other duties imposed by Sections 6221 through 6232 of the Code on the General Partner as "tax matters partner" of the Partnership,
including (but not limited to)  the following:   (a) the  power to  conduct
all audits  and other  administrative proceedings   (including  windfall
profit   tax  audits)  with   respect  to Partnership tax items; (b) the
power to extend the statute of limitations for all Partners with respect to Partnership tax items; and (c) the power to file a petition with an appropriate Federal court for review of a final partnership administrative adjustment. The General Partner shall be the "tax matters partner" of the Partnership.


     Section 4.5    Compensation and Reimbursement of the General Partner

     A. Except as provided in Article Five, the General Partner shall not receive any salary, fees or Profits from the Partnership.

     B. The General Partner shall be entitled to reimbursement from the Partnership for expenses it incurs up to an amount equal to 1% of the Limited Partners' Capital Contributions in connection with the organization of the Partnership and the offering of the Units and, commencing in 1997 and annually in each calendar year thereafter, for expenses it incurs up to an annual amount equal to 0.5% of the Limited Partners' Capital Contributions if such Capital Contributions aggregate $60,000,000 or more, or, if such Capital Contributions aggregate less than $60,000,000, up to an amount equal to 1% of the Limited Partners' Capital Contributions, in connection with the operation of the Partnership.
Except as provided in this Article Four and Article Eight, neither the General Partner nor its Affiliates shall be reimbursed out of Partnership funds for expenses incurred by them on behalf of the Partnership.


     Section 4.6    Other Businesses of Partners

     Subject to Section 4.4C, any Partner, and any Affiliate of any Partner may engage in or possess any interest in other business ventures of any kind, nature or description, independently or with others, for his, her
or  its own account  or  for the  account of  others.   Neither  the
Partnership nor any Partner as a result of this Agreement shall have any rights or obligations in or to such independent ventures or the income or profits or losses derived therefrom.

     Section 4.7    Indemnification

     Neither the General Partner nor any of its officers, directors, stockholders, employees, or agents shall be liable to the Partnership or the Limited Partners for any act or omission based on errors of judgment, or other fault in connection with the business or affairs of the Partnership so long as the Person against whom liability is asserted acted in good faith on behalf of the Partnership and in a manner reasonably believed by such Person to be within the scope of its authority under this Agreement and in or not opposed to the best interests of the Partnership, but only if such action or failure to act does not constitute negligence or misconduct, and, with respect to any criminal proceeding, such Person had no reasonable cause to believe its conduct
was unlawful.   The  General Partner  and its  officers, directors,
stockholders, employees, and agents will be indemnified by the Partnership to the fullest extent permitted by law for any (a) fees (including, without limitation, legal fees), costs and expenses incurred in connection with or resulting from any claim, action or demand, or threatened claim, action or demand, against the General Partner, the Partnership or any of their officers, directors, stockholders, employees, or agents that arises out of or in any way relates to the Partnership, its properties, business or affairs and (b) losses or damages resulting from such claims, actions and demands, or threatened claims, actions or demands, including amounts paid in settlement or compromise (if recommended by attorneys for the Partnership) of any such claim, action or demand or threatened claims, actions or demands; provided, however, that this indemnification shall apply only so long as the Person against whom a claim, action or demand is asserted or threatened to be asserted has acted in good faith on behalf of the Partnership and in a manner reasonably believed by such Person to be within the scope of his or its authority under this Agreement and in or not opposed to the best interests of the Partnership, but only if such action or failure to act does not constitute negligence or misconduct. Absent a court determination that the General Partner or officers or directors of the General Partner were not liable on the merits or guilty of disabling conduct within the meaning of Section 17(h) of the Investment Company Act of 1940, the decision by the Partnership to indemnify the General Partner or any such Person must be based upon the reasonable determination of independent counsel, after review of the facts, that such disabling conduct did not occur. The rights set forth above shall continue as to the General Partner and its officers, directors, stockholders, employees or agents who have ceased to serve in such capacities and shall inure to the benefit of their heirs, successors, assigns and administrators.


     Section 4.8   Management by Limited Partners

     No Limited Partner shall participate in the management or in the control of the business of the Partnership or use his name in the Partnership's business or perform any actions prohibited to limited partners under the laws of the State or the laws of any other jurisdiction where the
 Partnership is qualified or formed to conduct business.   Limited Partners
hereby consent to the exercise by the General Partner of the powers conferred on it by this Agreement.


                                 ARTICLE FIVE

                     Distributions of Partnership Funds;
  Allocations of Profits and Losses


     Section 5.1    Distributions of Partnership Funds

     Distributable Cash of the Partnership shall be distributed at least annually, within 30 days after the end of the Fiscal Year, and distributions may be made at such other times as the General Partner deems advisable, and each such distribution shall be made 99% to the Limited
Partners and 1%  to the  General   Partner.    If   the  General  Partner
deems   it  advisable, distributions of  Partnership assets may be made in kind, in the same manner and to  the same  Persons as Distributable  Cash is then being distributed. Cash distributions to Limited Partners will be credited to each Limited Partner's securities account with Merrill Lynch, Pierce, Fenner & Smith Incorporated or as otherwise instructed to the General Partner by a Limited Partner.

     Section 5.2    Allocations of Profits and Losses

     A. The Profits and Losses of the Partnership shall be determined and allocated with respect to each Fiscal Year of the Partnership as of the end of, and within 75 days after the end of, such Fiscal Year.

     B. Profits and Losses of the Partnership, other than arising from Sales upon liquidation pursuant to Section 8.2, shall be allocated among and credited to or charged against each Partner's Capital Account as follows:

          (i)  With respect to Losses, (a) 99% to the Limited Partners and
1%      to  the General  Partner until  the Limited  Partners'  Capital
Accounts      equal  zero; (b)  thereafter,  100%  to the  General  Partner
until  the      General  Partner's Capital Account  equals zero; (c)
thereafter, 99% to      the  Limited  Partners and  1% to  the  General
Partner  or 100%  to the      General Partner,  as appropriate,  to the
extent  necessary to  make the      Capital Account  balances of  the
General  Partner and  Limited Partners      equal 1% and 99%,  respectively,
of the total  of the Partners'  Capital      Accounts; and (d)  thereafter,
99% to the Limited Partners and 1% to the      General Partner; and

         (ii)  With respect to Profits,  (a) 99% to the Limited Partners
and      1%  to  the   General  Partner  or  100%  to  the  General
Partner,  as      appropriate,  to  the  extent  necessary  to  make  the
Capital Account      balances of the  General Partner and the  Limited
Partners equal 1%  and      99%, respectively, of  the total of the
Partners'  Capital Accounts; and      (b) thereafter,  99%  to the  Limited
Partners and  1%  to the  General      Partner.

     C. For purposes of determining the Capital Account balance of any Limited Partner as of the end of any Fiscal Year under this Section 5.2, any such Partner's Capital Account shall be reduced by:

          (i)  Allocations of  Loss (or  any item thereof)  as of the  end
of      such  Fiscal Year,  which reasonably  are expected  to be  made to
such      Partner  pursuant  to Code  Sections  704,  706,  and 752  and
Treasury      Regulations promulgated thereunder; and

         (ii)   Distributions  that,  as  of the  end  of such  Fiscal
Year,      reasonably are expected  to be made to  such Partner to the
extent they      exceed  offsetting  increases  to such  Partner's  Capital
Account that      reasonably are expected to occur  during (or prior to) the
Partnership's      Fiscal Year  in which such  distributions reasonably are
expected  to be      made.

     D. Notwithstanding any provision of this Agreement to the contrary, if a Partner receives an unexpected adjustment, allocation or distribution described in Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) or (6) which creates or increases a deficit balance in the Partner's Capital Account, items of income and gain shall be allocated to such Partner in an amount and manner sufficient to eliminate the Partner's Capital Account deficit as quickly as possible. If any allocations are made pursuant to the previous sentence, then future allocations of income or gain to such Partner will be reduced by an amount of income or gain equal to the amount previously allocated to the Partner under the previous sentence.

     E. If there is a net decrease in the Partnership's Minimum Gain (as defined in Treasury Regulations under Section 704(b) of the Code) during a taxable year, each Partner with a deficit balance in his Capital Account at the end of the taxable year will be allocated, before any other allocation of Partnership items is made pursuant to this Agreement, items of income and gain for the taxable year and, if necessary, subsequent taxable years, in the amount necessary to eliminate such deficit as quickly
as possible.   For the purpose  of this Minimum  Gain calculation and for purposes of the preceding paragraph, there will be excluded from the Partner's deficit balance in his Capital Account (i) any amount the
Partner is obligated to restore to his Capital Account and (ii) any addition to his Capital Account represented by the Partner's share of
Minimum  Gain.   In  addition,  for the  purpose  of calculating the amount
of Minimum Gain, each Partner's  Capital Account will be   reduced  for
items   described   in   Treasury   Regulations   Section
1.704-1(b)(2)(ii)(d)(4), (5) and (6).


     Section 5.3 Determinations of Allocations and Distributions Among Limited Partners

     A. All Distributable Cash distributed to the Limited Partners, as a class, and all Profits and Losses allocated to the Limited Partners, as a class, shall be distributed or allocated, as the case may be, to each Limited Partner in the ratio that the Capital Contribution of such Limited
 Partner (or of his predecessor in interest) bears to the total Capital Contribution of all Limited Partners.

     B. All Profits and Losses allocated to the Limited Partners shall be allocated to the Persons who were Limited Partners as of the last day of the fiscal quarter for which the allocation is made. If during any Fiscal Year of the Partnership there is a change in any Partner's Interest in the Partnership, then allocation of Profits and Losses among the Partners shall be determined by the use of any method prescribed by Section 706(d)(1) of the Code and the Treasury Regulations promulgated
thereunder.   Allocations of "allocable  cash basis  items" shall  be
determined in accordance with the method prescribed by Section 706(d)(2) of the Code and the Treasury Regulations promulgated thereunder.

     C. All Distributable Cash distributed to the Limited Partners shall be distributed to the Persons who were Limited Partners as of the last day of the fiscal quarter preceding the fiscal quarter in which the distribution is made.


                                 ARTICLE SIX

                        Transferability of the General
        Partner's Interest


     Section 6.1    Voluntary Withdrawal or Transfer by the General Partner

     A.   Except as provided in  Section 6.2, the General Partner
(including by definition any successor or additional General Partner) may withdraw as General Partner at any time, but only upon compliance with all  of the following procedures:

          (i)  The General  Partner shall  give Notification  to all
Limited      Partners that it  proposes to withdraw and that  there be
substituted in      its place a Person designated and described in such
Notification.

          (ii) Enclosed  with the Notification  shall be a  certificate,
duly      executed by or on behalf of such proposed  successor General
Partner, to      the  effect  that, (a)  it  is  experienced  in performing
(or  employs      sufficient personnel who are experienced in performing)
functions of the      type then being performed by the resigning General
Partner; (b) it has a      net worth of at  least 10% of the Capital
Contributions  of the Partners      or will otherwise meet the  net worth
requirements of statutes, Treasury      Regulations, the Internal Revenue
Service  or the courts applicable to a      corporate general  partner in a
limited partnership in order  to insure      that the Partnership will not
fail to be classified for  Federal income      tax purposes as a partnership
rather than as an association taxable as a      corporation; and (c)  it is
willing to become the  General Partner under      this Agreement without
receiving any compensation for services  from the      Partnership  in
excess  of  that  payable under  this  Agreement to  the      withdrawing
General Partner or any interest in the Income or Profits of      the
Partnership other  than a transfer to the  successor General Partner      of
some or all of the withdrawing General Partner's Interest in the Partnership, plus such other compensation as the successor General
 Partner may receive from the withdrawing General Partner.

          (iii)     If  the General Partner proposes to withdraw, there
shall      be on  file at the  principal office of  the Partnership, prior
to such      withdrawal,  audited  financial  statements  of  the proposed
successor      General Partner, as of  a date not earlier  than 12 months
prior  to the      date of  the Notification required by this  Section 6.1A,
certified by a      nationally  recognized firm  of independent  auditors,
together with  a      certificate duly executed  by the proposed successor
General Partner, or      on its behalf  by its principal financial officer,
to the effect that no      material  adverse change in  its financial
condition  has occurred since      the date  of such audited  financial
statements that has  caused its net      worth, apart from the purchase
price of its Interest in the Partnership,      to  be  reduced   to  less
than  the  amount   required  under  Section      6.1A(ii)(b).     Such
audited  statements  and  certificates  shall  be      available for
examination by any Limited Partner during  normal business      hours.

          (iv) The Consent of at least  a Majority-in-Interest of the
Limited      Partners  approving the  appointment of  any  successor General
 Partner      pursuant to this Section 6.1A is obtained.

          (v)  The withdrawing General Partner shall cooperate fully with
the      successor General Partner so that the  responsibilities of the
withdrawn      General Partner may be transferred to the successor General
Partner with      as little  disruption of  the Partnership's business  and
affairs  as is      practicable.

     B. Except as part of a transfer to a successor General Partner pursuant to Section 6.1A, the General Partner shall not have the right to withdraw or to transfer or assign its General Partner Interest, except that the General Partner may (i) substitute in its stead as
General  Partner any entity   that  has,   by  merger,   consolidation   or
otherwise,   acquired substantially all of the assets or  capital stock of the General Partner and continued its business, (ii) substitute in its stead any other wholly-owned subsidiary of its corporate parent, and (iii) pledge or grant an interest in its right to receive payments and distributions under this Agreement, in which event the General Partner shall continue to be the general partner of the Partnership.

     C. Subject to the provisions of Section 11.3, each Limited Partner hereby Consents pursuant to Section 6.1A to the admission as a successor General Partner of any Person meeting the requirements of
Section 6.1A to whose admission as such at least a Majority-in-Interest of the Limited Partners has expressly approved, and no further express Consent or approval shall be required.

     D. Notwithstanding anything to the contrary in this Article Six, the General Partner's Interest shall at all times be subject to any restrictions on transfer imposed by Federal or state securities laws.

     E. Any withdrawal of the General Partner, or transfer or assignment of the General Partner's entire Interest shall occur immediately after the admission of a successor General Partner.


     Section 6.2    Admission of Successor General Partner

     The admission of  any successor General Partner pursuant  to Section
6.1 shall be effective only if and after the following conditions are satisfied:

          (i)  this Agreement and  the certificate of limited  partnership
of      the Partnership shall be amended to reflect the admission of such
Person      as successor General Partner prior  to the withdrawal of the
withdrawing      General Partner  or the  transfer of  the withdrawing
General Partner's      Interest, pursuant to Section 6.1;

          (ii) the Interests of the Limited Partners shall not be affected
by      the admission of such successor General Partner;

          (iii)     any  Person  designated  as  successor  General
Partner      pursuant to Section 6.1 shall have satisfied the requirements
of Section      10.2; and

          (iv) the  withdrawing General Partner  shall not have  ceased to
be      General Partner because of its Incapacity.

     Any successor General Partner is hereby authorized to and shall continue the business of the Partnership.


     Section 6.3    Liability of a Withdrawn or Removed General Partner

     Any  General  Partner  who  shall   withdraw  or  be  Removed  from
the Partnership shall remain liable for any obligations and liabilities incurred by it as General Partner prior to the time such withdrawal or Removal shall have become effective, but it shall be free of any obligation or liability incurred on account of the activities of the Partnership from and after the time such withdrawal or Removal shall have become effective.

     Section 6.4    Incapacity of the General Partner

     In the event of the Incapacity of the General Partner, the Partnership shall be dissolved.

     Upon the Incapacity of the General Partner, the General Partner shall immediately cease to be General Partner and its General Partner's Interest, as such, shall continue only for the purpose of determining the amount, if any, that it is entitled to receive upon dissolution pursuant to
Section 8.2. Any termination or Removal of a General Partner shall not affect any rights or liabilities of the Incapacitated or Removed General Partner that matured prior to such Incapacity or Removal.


     Section 6.5    Removal of the General Partner

     A. Upon the delivery by counsel for the Partnership or counsel designated by 10% in Interest of the Limited Partners of an opinion to the effect that the possession and exercise by a Majority-in-Interest of the Limited Partners of the power to Remove the General Partner will not impair the liability of the Limited Partners, then the power shall be vested in the Limited Partners to Remove the General Partner upon the Consent of a Majority-in-Interest of the Limited Partners, but the exercise of that power shall be subject to the conditions set forth in Section 11.3. The Removal of any General Partner pursuant to this Section 6.5 shall be without prejudice to the rights, if any, the Limited Partners may have against the General Partner for damages attributable to its negligence or misconduct or other breach of duty.

     B. Upon the delivery by counsel for the Partnership or counsel designated by 10% in Interest of the Limited Partners of an opinion to the effect that the possession and exercise by a Majority-in-Interest of the Limited Partners of the power to designate a successor General Partner will not impair the limited liability of the Limited Partners, then with the Consent of a Majority-in-Interest of the Limited Partners to the admission of a general partner, the Limited Partners may, subject to the provisions of Section 6.2, at any time designate one or more Persons to be successors to the General Partner being Removed pursuant to Section 6.5. Any such Removal shall occur immediately after the admission of the successor General Partner.

     C. Upon the Removal of the General Partner (and failure to designate a successor General Partner) pursuant to Section 6.5A, the Partnership shall be dissolved.


     Section 6.6    Distributions  on Withdrawal  or Removal  of  the
General                     Partner

     In the event the General Partner (i) exercises its right to withdraw from the Partnership in accordance with Section 6.1A or (ii) is Removed pursuant to Section 6.5, the withdrawing or Removed General Partner shall have its then existing Capital Account (to the extent not acquired by any successor) converted into a capital account of a Limited Partner.


                                ARTICLE SEVEN

               Transferability of a Limited Partner's Interest


     Section 7.1    Restrictions on Transfers of Interest

     A. Notwithstanding any other provisions of this Section 7.1, a sale, exchange, transfer or assignment of a Limited Partner's Interest may not be made if:

          (i)  such sale, exchange, transfer or assignment, when added to
the      total  of  all other  sales,  exchanges,  transfers  or
assignments  of      Interests  within  the   preceding  12  months,  would
 result  in  the      Partnership  being considered to  have terminated
within  the meaning of      Section 708 of the Code;

          (ii) such  sale, exchange, transfer or assignment would violate
any      U.S.  securities  laws, or  any  state  securities  or "blue  sky"
laws      (including  any  investor  suitability  standards)   applicable
to  the      Partnership  or  the Interest  to  be  sold,  exchanged,
transferred  or      assigned;

          (iii)     such sale,  exchange, transfer or  assignment would
cause      the Partnership to lose its  status as a partnership for Federal
income      tax purposes;

          (iv) such sale, exchange, transfer or assignment would cause all
or      any portion of  the Partnership's property to be  deemed "tax-exempt
use      property" within the meaning of Section 168(j) of the Code; or

          (v)  such  sale, exchange, transfer  or assignment would  cause
the      Partnership to be classified as a publicly traded partnership
within the      meaning of Section 7704(b) of the Code.

     B. In no event shall all or any part of an Interest be assigned or transferred to an Incapacitated Person except by operation of law.

     C. Except as provided in Section 7.5B, no transfer or assignment by a Limited Partner of all or any part of his Interest may be made to any Person who (i) is not a Partner, (ii) is not a member of the immediate family of a Limited Partner or (iii) does not meet the requirements to become an Additional Limited Partner in accordance with the terms of the offering of Units contained in the Prospectus and this Agreement, as modified by the last sentence of this Section 7.1C; provided, however, no Limited Partner's Interest or any fraction thereof may be sold, assigned or transferred without the consent of the General Partner, which consent may be withheld in the sole discretion of the General Partner. For purposes of this Section 7.1C, the members of the immediate family of a Limited Partner consist of persons within the meaning of such phrase as is used in the definition of "employees' securities company" in the Investment Company Act of 1940, and include the Partner's spouse and children, including stepchildren and adopted children. With respect to the requirements referenced in clause (iii), the requirement as to compensation from Merrill Lynch & Co., Inc. shall be measured on the basis of the current annual salary and the bonus with respect to the most recently completed fiscal year.

     D. Subject to Section 7.1C, no purported sale, assignment or transfer by a transferor of, or after which the transferor and each transferee would hold, an Interest representing a Capital Contribution of less than $1,000 will be permitted or recognized for any purpose without the consent of the General Partner, which consent shall be granted only for good cause shown.

     E. No purported sale, assignment or transfer by a transferor of, or after which the transferor and each transferee would hold, an Interest representing a Capital Contribution of less than $1,000 will be permitted or recognized for any purpose without the consent of the General Partner, which consent shall be granted only for good cause shown, except for any sale, assignment or transfer (i) that consists of the entire Interest of the transferor or (ii) that occurs by operation of law.

     F. Each Limited Partner agrees that he will, upon request of the General Partner, execute such certificates or other documents and perform such acts as the General Partner deems appropriate after an assignment of an Interest by the Limited Partner to preserve the limited liability of the Limited Partners under the laws of any jurisdiction in which the Partnership is doing business. For purposes of this Section 7.1F, any transfer of an Interest, whether voluntary or by operation of law, shall be considered an assignment.

     G. Any sale, assignment or transfer of an Interest to a Person who makes a market in securities shall be void ab initio unless such Person shall certify to the General Partner that it has acquired such Interest solely for investment purposes and not for the purpose of resale.

     H. No purported sale, assignment or transfer by a transferor of an Interest will be recognized unless (1) the transferor shall have represented that such transfer (a) was effected through a broker-dealer or matching agent whose procedures with respect to the transfer of Units have been approved by the General Partner as not being incident to a public trading market and not through any other broker-dealer or matching agent or (b) otherwise was not effected through a broker-dealer or matching agent which makes a market in Interests or which provides a readily available, regular and ongoing opportunity to Limited Partners to sell or exchange their Interests through a public means of obtaining or providing information of offers to buy, sell or exchange Interests and (2) the General Partner determines that such sale, assignment or transfer would not, by itself or together with any other sales, transfers or assignments, likely result in, as determined by the General Partner in its sole discretion, the Partnership's being classified as a publicly traded partnership.

     I.   No  purported  sale, assignment  or  transfer  of  a Unit  will be recognized if, after giving effect to such sale, assignment or transfer, the Partnership would not satisfy at least one of the safe harbors contained in Treasury regulation 1.7704-1 (the "Final PTP Regulations"). Without limiting the foregoing, no purported sale, assignment or transfer of a Unit will be recognized if such sale, assignment or transfer, together with all other such transfers during the same taxable year of the Partnership would result in either (i) the transfer of more than 2% of the Units (excluding excludable transfers and sales completed through a matching service which meets the requirements of the Final PTP Regulations) or (ii) the transfer and sale of more than 10% of the Units (excluding excludable transfers) completed through a matching service which meets the requirements of the Final PTP Regulations. For purposes of the limitations described in the preceding sentence, the following transfers
  ("excludable transfers") will be disregarded: (i) transfers in which the basis of the Unit in the hands of the transferee is determined, in whole or in part, by reference to its basis in the hands of the transferor or is determined under Section 732 of the Code; (ii) transfers at death, including transfers from an estate or testamentary trust; (iii) transfers between members of a family (as defined in Section 267(c)(4) of the Code); (iv) the issuance of Units by or on behalf of the Partnership in exchange of cash, property or services; (v) distributions from a retirement plan qualified under Section 401(a) of the Code; and
(vi) block transfers; and for purposes of the 2% limitation, there shall be disregarded transfers through a matching service subject to the 10% limitation described in the previous sentence. For purposes of the above limitations, the percentage of Units transferred during a taxable year shall equal the sum of the monthly percentage of Units transferred. The monthly percentage of Units transferred in any month shall be the percentage equal to a fraction the numerator of which is the number of Units transferred during such month and the denominator of which is the number of Units outstanding on the last day of such month, provided that the denominator shall not include Units owned by the General Partner or any Person related to the General Partner (within the meaning
of Section  267(b)  or 707(b)(1)  of  the Code).    The term  "block
transfer" means the transfer by a Partner in one or more transactions during any thirty calendar day period of Units representing in the aggregate more than 2% of the total Interests in Partnership capital or profits.

     J. Any purported assignment of an Interest which is not made in compliance with this Agreement is hereby declared to be null and void and of no force or effect whatsoever.

     K.   The  General  Partner  may  reasonably  interpret,  and  is hereby authorized to take such action as it deems necessary or desirable  to
effect, the foregoing provisions  of this Section 7.1.   The General Partner
 may, in its reasonable discretion, amend the  provisions of this Section
7.1 in such manner as may be necessary or desirable (or eliminate or amend such provisions to the extent they are no longer necessary or desirable) to preserve the tax status of the Partnership.

     Section 7.2    Incapacity of Limited Partner

     If a Limited Partner dies, his executor, administrator or trustee, or, if he becomes an adjudicated incompetent, his committee, guardian or conservator, or, if he becomes bankrupt, the trustee or receiver of his estate, shall have all the rights of a Limited Partner for the purpose of settling or managing the estate of such Limited Partner, and such power as the Incapacitated Limited Partner possessed to assign all or any part of the Incapacitated Limited Partner's Interest and to join with such assignee in satisfying conditions precedent to such assignee's becoming a Substituted Limited Partner. In the event of death of a Limited Partner, but not in the event of bankruptcy or adjudication of incompetence, the deceased Limited Partner's Interest may be tendered to the General Partner within 90 days of receipt of the next Appraisal pursuant to Section 7.5.


     Section 7.3    Assignees

     A. The Partnership shall not recognize for any purpose any purported sale, assignment or transfer of all or any fraction of the Interest of a Limited Partner unless the provisions of Section 7.1A shall have been complied with and there shall have been filed with the Partnership a written and dated Notification of such sale, assignment or transfer, in form satisfactory to the General Partner, executed and acknowledged by both the seller, assignor or transferor and the purchaser, assignee or transferee, and such Notification (i) contains the acceptance by the purchaser, assignee or transferee of all of the terms and provisions of this Agreement, (ii) represents that such sale, assignment or transfer was made in accordance with all applicable laws and regulations and (iii) contains the purchaser's, assignee's or transferee's power of attorney identical to that provided in Section 12.1.
  Any sale, assignment or transfer shall be recognized by the Partnership as effective as of the first day of the fiscal quarter following the quarter in which such Notification is filed with the Partnership.

     B. Any Limited Partner who shall assign all of his Interest shall cease to be a Limited Partner as of the first day of the fiscal quarter following the quarter in which such Notification is filed with the
 General Partner.

     C. A Person who is the assignee of all or any fraction of the Interest of a Limited Partner, but does not become a Substituted Limited Partner and desires to make a further assignment of such Interest, shall be subject to all the provisions of this Article Seven to the same extent and in the same manner as any Limited Partner desiring to make an assignment of his Interest.

     Section 7.4    Substituted Limited Partners

     A. No Limited Partner shall have the right to substitute a purchaser, assignee, transferee, donee, heir, legatee, distributee or other recipient of all or any portion of such Limited Partner's Interest as a
Limited Partner in his place.   Any such purchaser, assignee, transferee,
donee, heir, legatee, distributee or other recipient of an Interest shall be admitted to the Partnership as a Substituted Limited Partner only with the consent of the General Partner, which consent shall be granted or withheld in the sole and absolute discretion of the General Partner and may be arbitrarily withheld, and, if necessary, by an amendment of this Agreement executed by all necessary parties and filed or recorded in the proper records of each jurisdiction in which such filing or recordation is necessary to qualify the Partnership to conduct business or to preserve the limited liability of the Limited Partners. The Limited Partners hereby consent to the admission of a Substituted Limited Partner whose admission has been consented to by
the General Partner.   Any such  consent by the  General Partner and  the
Limited Partners may be evidenced, if necessary, by the execution by the General Partner of an amendment to this Agreement on its behalf and on behalf of all Limited Partners pursuant to Section 12.1 evidencing the admission of such Person as a Limited Partner and the making of any filing required by law. The admission of a Substituted Limited Partner shall be recorded on the books and records of the Partnership.

     B. No Person shall become a Substituted Limited Partner until such Person shall have satisfied the requirements of Section 10.2; provided, however, that for the purpose of allocating Profits, Losses and Distributable Cash, a Person shall be treated as having become, and as appearing in the books and records of the Partnership as, a Limited Partner on such date as the sale, assignment or transfer to such Person was recognized by the Partnership pursuant to Section 7.3A.

     C. To the fullest extent permitted by law, each Limited Partner shall indemnify and hold harmless the Partnership, the General Partner and every Limited Partner who was or is a party or is threatened to be made a party of any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of or arising from any actual or alleged misrepresentation or misstatement of facts or omission to state facts made (or omitted to be made) by such Limited Partner in connection with any assignment, transfer, encumbrance or other disposition of all or any part of an Interest, or the admission of a Substituted Limited Partner to the Partnership, against expenses for which the Partnership or such other Person has not
otherwise  been reimbursed  (including attorneys' fees,  judgments,   fines
and  amounts  paid  in  settlement)  actually  and reasonably  incurred  by
him  in   connection  with  such  action,  suit  or proceeding.

     D.   (1)    Each  Limited  Partner  represents  and  warrants  that
the information set forth on his Subscription Agreement is a true and correct statement of his total direct and indirect, within the meaning of
Section 318 of the Code, holdings of stock of the General Partner or any of its Affiliates, as defined in Section 1504(a) of the Code. No
Person shall be accepted as a Limited Partner if the admission of such Person would cause the Limited Partner to own, directly or indirectly, more than 20% of the outstanding stock of the General Partner or any of its Affiliates as defined in Section 1504(a) of the Code.

          (2) Each Limited Partner further represents and warrants that the following statements are true: (i) if such Limited Partner is an individual, he is over 21 years of age; if such Limited Partner is a
corporation, it is authorized  and  otherwise  duly  qualified   to  hold
an Interest in the Partnership; (ii) he has thoroughly read the Prospectus and this Agreement and understands the nature of the risks involved in the proposed investment; (iii) he is experienced in investment and business matters; (iv) in the case of an employee of Merrill Lynch & Co., Inc. or its subsidiaries he has a current annual salary in an amount which, together with bonus received from Merrill Lynch & Co., Inc. or its subsidiaries in respect of 1996, equals at least $100,000 or, if employed for less than a full calendar year, is employed with an annualized gross income from Merrill Lynch & Co., Inc. or its subsidiaries of at least $100,000 and the aggregate amount of Units he will invest in will not exceed an amount that would result in the price of such Units exceeding 15% of his cash compensation from Merrill Lynch & Co., Inc. or its subsidiaries with respect to the most recent calendar year on an annualized basis unless he either (x) has a net worth, individually or jointly with his spouse, in excess of $1,000,000 at the time of purchase of the Units or (y) had an individual income in excess of $200,000 in each of the two most recent calendar years or joint income with his spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current calendar year, or in the case of non-employee directors of Merrill Lynch & Co., Inc., (a) has a net worth (exclusive of homes, home furnishings, personal automobiles and the amount to be invested in Units) of not less than $125,000 in excess of the price of the Units for which such investor has subscribed, or (b) has a net worth (exclusive of homes, home furnishings, personal automobiles and the amount to be invested in Units) of not less than $100,000 in excess of the price of the Units for which such investor has subscribed and expects to have during each of the current and the next three taxable years, gross income from all sources in excess of $100,000; (v) he recognizes that the Partnership is newly organized and has no history of operations or earnings and is subject to speculative risks; (vi) he understands that the transferability of his Interest(s) in the Partnership is restricted pursuant to the provisions of this Agreement and that he cannot expect to be able to liquidate his investment readily in case of emergency; and (vii) unless otherwise indicated in his Subscription Agreement, he is the sole party in interest in his Interest and, as such, is vested with all legal and
equitable rights in such Interests.    Investors will  be  required  to
represent in writing in the Subscription Agreement that they meet all applicable requirements and satisfy any more restrictive suitability requirements imposed by applicable Blue Sky laws.

     Section 7.5 Acquisition of Certain Limited Partners' Interests by the General Partner or the Partnership

     A. The General Partner shall purchase from its own funds for its own account, or cause to be purchased by the Partnership, from the Partnership's funds for the Partnership's account, any Limited Partner's Interest tendered to it pursuant to Section 7.2. The purchase price shall be the value of such Interest determined at the next annual Valuation Date less any distribution paid in respect of such Interest subsequent to such Valuation Date.

     B. The Partnership may, but is not obliged to, purchase from the Partnership's funds for the Partnership's account any Interest tendered to the General Partner pursuant to Section 7.2 if such purchase is in the best interests of the Partnership.

     C.   If  the General  Partner purchases  any Interest  pursuant to this Section 7.5 for its own account and not for the account of the Partnership, the General Partner shall be entitled to the rights of an assignee of such Interest and be entitled to vote such Interest as if it were a Substituted Limited Partner or be admitted as a Substituted Limited Partner. The General Partner may sell any Interest acquired by it under the provisions of this Section 7.5 on such terms as are acceptable to it, and if the purchaser of such Interests is not a Partner of this Partnership, he will be entitled to be admitted to the Partnership as a
Substituted  Limited Partner with respect to such Interest.   The effective
date of any such sale shall be the date on which payment has been made by the purchaser of such Interest.


                                ARTICLE EIGHT

                         Dissolution, Liquidation and
 Termination of the Partnership


     Section 8.1    Events Causing Dissolution

     A. Except as provided in Section 8.1(B), the Partnership shall be dissolved and its affairs shall be wound up upon the happening of any of the following events:

          (i)  the expiration of its term;

         (ii)  the Incapacity of the General Partner;

        (iii)  the  Removal  of  the  General  Partner  and  the  failure
to      designate a successor;

         (iv)  the  Sale  or  other  disposition   at  one  time  of  all
or      substantially all of the Partnership's assets;

          (v)  the  election to dissolve the Partnership  prior to January
1,      2003 by the  General Partner with the Consent  of a
Majority-in-Interest      of  the Limited  Partners, which  Consent  shall
be  subject to  Article      Eleven;

         (vi)  the  election to  dissolve  the  Partnership  by  the
General      Partner at any time after January 1, 2003; or

        (vii)  the  withdrawal of the General Partner without the
designation      of a successor General Partner under Section 6.1.

     The occurrence of any event described in Sections 17-402(a)(4) or 17- 402(a)(5) of the Act (other than an event that would cause the Incapacity of the General Partner) shall not cause the General Partner to cease to be a General Partner of the Partnership or cause the Partnership to dissolve.

     B. Upon the happening of an event described in Section 8.1(A)(ii), (iii) or (vii), the Partnership shall not be dissolved if, at the time of the occurrence of such event there is at least one other General Partner, or within ninety (90) days after the occurrence of such an event, all remaining partners agree to continue the business of the Partnership and to the appointment, effective as of the date of such event, of one or more successor General Partners.

     C. The Incapacity of any Limited Partner shall not dissolve the Partnership and the seizure of the Interest of any Partner shall not
dissolve the Partnership.   Dissolution of the  Partnership shall be
effective on the day on which the event occurs giving rise to the dissolution, but the Partnership shall not terminate until the Partnership's certificate of limited partnership has been cancelled and the assets of the Partnership have been distributed as provided in Section 8.2.

     Section 8.2    Liquidation

     A. Upon dissolution of the Partnership, its liabilities shall be paid in the order provided herein. The General Partner shall cause Partnership property to be sold in such manner as it, in its sole discretion, shall determine in an effort to obtain the best price for such property. In order for the Partnership to obtain a reasonable price for any Partnership investments which are illiquid, the General Partner may, to the extent permitted by applicable law, purchase from
the Partnership any  Partnership investments   upon   which   there  are
significant   restrictions   as  to transferability or for which  a fair
market price is not readily obtainable. Payment of the fair market value of any such investment as established by the annual Appraisal made in accordance with Section 9.4, adjusted for any distributions or other significant events subsequent to the Valuation Date, shall be deemed fair and reasonable and not a violation of any General Partner's duty to the Partnership. Pending Sale of Partnership property, the General Partner shall have the right to continue to operate and otherwise deal with Partnership property. In the event that the General Partner has been Removed and a successor General Partner has not been designated, the Limited Partners shall elect, in accordance with the provisions of Article Eleven, a Person to perform the functions of the General Partner in liquidating the assets of the Partnership and in winding up its affairs.

     B. Profits and Losses arising from Sales upon liquidation shall be allocated as follows:

          (i)   Profits  shall be  allocated (a)  first, to  the Partners
in      amounts  equal to  the negative  balances, if  any, in  their
respective      Capital  Accounts, without  giving  effect  to  any  cash
distributions      arising from Sales at liquidation; (b) second, to the
General Partner up      to the amount of the Capital  Contributions of the
General Partner  made      to the Partnership during its term under Section
3.1B in excess of 1% of      the  Limited  Partners' Capital  Contributions,
 but not  to  exceed the      amount of assets payable to  the General
Partner under Section 8.2C(ii);      and (c) third, all remaining Profits,
99% to the Limited Partners and 1%      to the General Partner.

         (ii)   Losses shall be allocated 99% to  the Limited Partners and
1%      to the General Partner.

     C.    In  settling  accounts   after  dissolution,  the  assets  of
the Partnership shall be paid out in the following order:

          (i)    first, to  any creditors  (including any  creditor who  is
a      Partner),  in  the  order  of  priority  as  provided  by   law  or
the      establishment of reasonable  reserves for the payment  of
obligations to      creditors;

         (ii)   second,  to  each  Partner in  an  amount  equivalent to
the      positive  amount of  his Capital  Account on  the date  of
distribution,      after giving effect to any allocation of Profits or
Losses  arising from      Sales on liquidation; and

        (iii)  third, the balance, 99% to the Limited  Partners and 1% to
the      General Partner.

     D.   In the  event that following  the final  dissolution under
Section 8.2C, the General Partner has a deficit balance in its Capital Account balance, the General Partner shall contribute cash to the
Partnership necessary to eliminate said deficit balance.


                                 ARTICLE NINE

                  Books and Records; Accounting; Appraisal;
            Tax Elections; Etc.


     Section 9.1    Books and Records

     The books and records of the Partnership, including information relating to the sale by the General Partner or any of its Affiliates of securities, property, goods or services to the Partnership, and a list of the name, residence, business or mailing address and Interest of each Limited Partner, shall be maintained by the General Partner at the office of the Partnership or of the General Partner and shall, for any purpose, other than commercial purposes, reasonably related to a Limited Partner's
 Interest as a limited partner, be available for examination there by any Limited Partner or his duly authorized representative at any and all reasonable times. Any Limited Partner, or his duly authorized representatives, upon paying the costs of collection, duplication and mailing, for any purpose reasonably related to a Limited Partner's Interest as a limited partner, shall be entitled to a copy of the list of name, residence, business or mailing address and Interest of each Limited
Partner.   Such  information  shall  be used  for  Partnership purposes only. The Partnership may maintain such other books and records and may provide such financial or other statements as the General Partner in its discretion deems advisable.


     Section 9.2    Accounting Basis for  Tax and Reporting Purposes;
Fiscal                     Year

     The books and records, and the financial statements and reports of the Partnership, both for tax and financial reporting purposes, shall be
kept on an  accrual basis.   The  Fiscal Year  of the  Partnership  for both
 tax and financial reporting purposes shall be the calendar year.


     Section 9.3    Bank Accounts

     The  General  Partner   shall  maintain  the  Partnership   Account
and withdrawals shall be made only in the regular course of the Partnership business on such signature or signatures as the General Partner may determine. Temporary investments of the type permitted by
Section 4.1A(ix) are deemed activities in the ordinary course of Partnership business.


     Section 9.4    Appraisal

     Beginning December 31, 1997, and as of December 31, of each succeeding year thereafter (the "Valuation Date"), the General Partner will make or have made an appraisal of all of the assets of the Partnership as of the Valuation Date (the "Appraisal"). The Appraisal of the Partnerships assets may be by independent third parties appointed by the General Partner and deemed qualified by the General Partner to render an opinion as to the value of Partnership assets, using such methods and considering such information relating to the investments, assets and liabilities of the Partnership as such Persons may deem appropriate, but in the case of an event subsequent to the Valuation Date materially affecting the value of any Partnership asset or investment, the General Partner may revise the Appraisal as it, in its good faith and sole discretion, deems appropriate. For purposes of the Appraisal to be made on December 31, 1997, the General Partner may use the purchase price of Partnership assets as the value of such assets.


     Section 9.5    Reports

     Within  75  days after  the  end  of  each Fiscal  Year  or  as soon as practicable thereafter, the General Partner shall send to each Person who was a Limited Partner at any time during the Fiscal Year then ended
(i) a statement (which shall be audited by the Auditors) showing the Distributable Cash (or assets distributed in kind) distributed in respect of such year; (ii) such tax information as shall be necessary for the preparation by such Limited Partner of his Federal and state income tax returns; and (iii) a report of the investment activities of the Partnership during such year. Within 120 days after the end of each Fiscal Year, the General Partner shall send to each Person who was a Limited Partner at any time during the Fiscal Year then ended Partnership financial statements audited by the Auditors and a copy of the Appraisal. Within 45 days after the end of each quarter of a Fiscal Year the General Partner shall send to the Partnership a certificate itemizing the Partnership
expenses it  has paid  during such  quarter.   The General  Partner shall
not be required to deliver or mail a copy of the certificate of limited partnership of the Partnership or any amendment thereof to the Limited Partners.


     Section 9.6    Elections

         The General Partner may cause the Partnership to make all elections required or permitted to be made by the Partnership under the Code and not otherwise expressly provided for in this Agreement, in the manner that the General Partner believes will be most advantageous to individual Limited Partners who (i) are married and filing joint Federal income tax returns, (ii) are not "dealers" for Federal income tax purposes, and (iii) have income at least part of which, without giving effect to any additional tax on preference items, is subject to Federal income taxation at the then highest marginal tax rate for persons set forth in
(i).


                                 ARTICLE TEN

                                  Amendments


     Section 10.1   Proposal and Adoption of Amendments Generally

     A. Amendments to this Agreement to reflect the addition or substitution of a Limited Partner, the admission of a successor General Partner or the withdrawal of the General Partner, shall be made at the
time and  in the manner referred to  in Section 10.2.   Any other amendment
to this Agreement may be proposed by the General Partner or by 10% in Interest of the Limited Partners. The Partner or Partners proposing such amendment shall submit (a) the text of such amendment, (b) a statement of the purpose of such amendment, and (c) an opinion of counsel obtained by the Partner or Partners proposing such amendment to the effect that such amendment is permitted by the Act and the laws of any other jurisdiction where the Partnership is qualified to do business, will not impair the liability of the Limited Partner and will not adversely affect the classification of the Partnership as a partnership for Federal income tax purposes. The General Partner shall, within 20 days after receipt of any proposal under this Section 10.1A, give Notification to all Partners of such proposed amendment, of such statement of purpose and of such opinion of counsel, together, in the case of an amendment proposed by Limited Partners, with the views, if any, of the General Partner with respect to such proposed amendment.

     B.   Amendments of this Agreement shall be adopted if:

          (i) in the  case of  amendments referred to  in Sections 10.2A
and      10.2B, the conditions specified in Sections  6.1 and 6.2 shall have
been      satisfactorily completed;

         (ii)  in  the case of amendments  referred to in Section  10.2C,
the      conditions  specified  in  Section 7.4  shall  have  been
satisfactorily      completed; or

        (iii)  in  the case of all  amendments, subject to the  provisions
of      Section  11.3,  such  amendment  shall  have  been  Consented  to
by  a      Majority-in-Interest of the Limited Partners; provided, however,
that no      such amendment may:

          (a)  enlarge the obligations of any Partner under this Agreement
or                convert the Interest of any  Limited Partner into the
Interest                of a  General Partner or  modify the liability of
any Limited                Partner without the Consent of such Partner;

          (b)  modify the  method provided  in Article  Five of
determining,                allocating or distributing,  as the case  may
be, Profits  and                Losses  and Distributable  Cash without  the
 Consent of  each                Partner adversely affected by such
modification;

          (c)  amend Sections 6.1  or 6.2 without the Consent  of the
General                Partner;

          (d)  amend Section 4.3C,  this Article Ten or  Section 11.3
without                the Consent of all the Partners; or

          (e)  allow additional  contributions of capital  by some or  all
of                the  Limited Partners  without  the  Consent  of  the
General                Partner and a Majority-in-Interest of the Limited
Partners.

     C. Upon the adoption of any amendment to this Agreement, the amendment shall be executed by the General Partner and the Limited Partners and, if required by the Act, an amendment to the certificate of limited partnership of the Partnership shall be filed or recorded in the proper records of the State and of each jurisdiction in which filing or recordation is necessary for the Partnership to conduct business or to
preserve the limited liability of the  Limited Partners.   Each Limited
Partner hereby irrevocably appoints and constitutes the General Partner as his agent and attorney-in-fact to execute, file, and record any and all such amendments including, without limitation, amendments to admit Limited Partners and to increase or decrease the amount of the contribution to the Partnership of any Partner. The power of attorney given herewith is irrevocable, is coupled with an interest and shall survive and not be affected by the subsequent Incapacity of any Limited Partner granting it.

     D. Notwithstanding anything to the contrary contained herein, the General Partner may, without prior notice or Consent of any Limited Partner, amend any provision of this Agreement if, in its opinion, such amendment does not have a material adverse effect upon the Limited Partners.


     Section 10.2   Amendments on Admission or Withdrawal of Partners

     A. If this Agreement shall be amended to reflect the admission of a General Partner, the amendment to this Agreement and to the certificate of limited partnership of the Partnership shall be adopted, executed and filed as required by the Act and this Agreement.

     B. If this Agreement shall be amended to reflect the withdrawal or Removal of the General Partner and the continuation of the business of the Partnership, the amendment to this Agreement and to the certificate of limited partnership shall be adopted, executed and filed as required by the Act and this Agreement.

     C. No Person shall become a Partner unless such Person shall have become a party to, and adopted all of the terms and conditions of, this Agreement, and except for the Initial Limited Partner or an Additional Limited Partner, paid any reasonable legal fees of the Partnership and the General Partner and filing and publication costs in connection with such Person's becoming a Partner elected to be so charged in the General Partner's discretion.


                                ARTICLE ELEVEN

                        Consents, Voting and Meetings


     Section 11.1   Method of Giving Consent

     Any Consent required by this Agreement may be given as follows:

          (i)  by  a written  Consent given  by the approving  Partner at
or      prior  to the date  set by the  General Partner for  the delivery of
the      Consent, provided  that such  Consent shall not  have been
nullified by      either (a) Notification to the  General Partner by the
approving Partner      at or  prior to  the time  of, or the  negative vote
by such  approving      Partner at, any meeting held to consider the doing
of such act or thing,      or  (b) Notification  to the  General Partner  by
the  approving Partner      prior  to the date set  by the General  Partner
for the  delivery of the      Consent  with respect to  actions the doing
of which is  not subject to      approval at such meeting; or

         (ii)  by the affirmative vote by the approving Partner to  the
doing      of the  act or thing for  which the Consent is solicited  at any
meeting      called and held pursuant to Section  11.2 to consider the doing
of  such      act or thing.

     Section 11.2   Meetings of Partners

     The termination of the Partnership and any other matter requiring the Consent of all or any of the Limited Partners pursuant to this Agreement may be considered at a meeting of the Partners held not less than 15 nor more than 30 days after Notification thereof shall have been given by the General Partner to all Partners. Such Notification (i) may be given by the General Partner, in its discretion, at any time and
(ii) shall be given by the General Partner within 15 days after receipt by the General Partner of a request for such a meeting made by 10% in Interest of the Limited Partners. Such meeting shall be held within or outside the State at such reasonable place as shall be specified by the General Partner if Notification of such meeting is given pursuant to this
Section 11.2.


     Section 11.3   Limitations on Requirements for Consents

     Notwithstanding the provisions of Sections 4.3C, 6.1A(iv), 6.1C, 6.5A, 6.5B, 8.1(v) and 10.1B, as the case may be,

          (i)   the provision of Section  4.3C(i) requiring the Consent  of
a      Majority-in-Interest  of  the Limited  Partners  to  the sale  or
other      disposition at any one time of all or substantially all of the
assets of      the  Partnership  shall be  void  and  the  General Partner
shall  have      authority to sell or dispose at any one time all or
substantially all of      the assets of the Partnership;

         (ii)  the  provisions of Section 4.3C(ii) and  8.1(v) permitting
the      General Partner  to dissolve  the Partnership prior  to January  1,
2003      with  the Consent  of the  Majority-in-Interest of the  Limited
Partners      shall  be  void and  the General  Partner  shall have  the
authority to      dissolve the Partnership at any time  without the Consent
of the Limited      Partners;

        (iii)  the provisions of Section 4.3C(iii) through (ix) requiring
the      Consent  of a  Majority-in-Interest of  the Limited  Partners as
to the      taking of  certain actions by the General Partner  shall be void
and the      General Partner may  take such actions on  behalf of the
Partnership  if      not prohibited by the Investment Company Act of 1940;

         (iv)   the provisions of  Sections 6.1A(iv) and 6.1C  permitting
the      giving of the  Consent of the Limited Partners by the express
Consent of      a Majority-in-Interest of the Limited Partners shall be void;

          (v)  the power  granted pursuant to the provisions  of Section
6.5A      and 6.5B to Remove the General Partner and designate a successor
General      Partner  upon  the Consent  of  a  Majority-in-Interest of  the
 Limited      Partners may not be exercised; and

         (vi)  the provisions of Section 10.1B(iii) relating to the
amendment      of this  Agreement by or upon  the Consent of  a
Majority-in-Interest of      the Limited Partners shall be void;

    unless at the time of the giving or withholding of the Consent pursuant to the provisions of Sections 4.3C, 6.1A(iv), 6.1C, 6.5A, 6.5B, 8.1(v) or 10.1B, as the case may be, counsel for the Partnership or counsel designated by 10% in Interest of the Limited Partners shall have delivered to the Partnership an opinion to the effect that the giving or withholding of the Consent is permitted by the Act, will not impair the limited liability of the Limited Partners and will not adversely affect the classification of the Partnership as a partnership for Federal income tax purposes.

     Section 11.4   Submissions to Limited Partners

     The General Partner shall give all the Limited Partners Notification of any proposal or other matters required by any provisions of this Agreement or by law to be submitted for the consideration and approval
of the  Limited Partners.   Such Notification shall  include any information
required  by the relevant provision of this Agreement or by law.


                                ARTICLE TWELVE

                           Miscellaneous Provisions


     Section 12.1   Appointment of the General Partner as Attorney-in-Fact

     A. Each Limited Partner, by his execution hereof, hereby makes, constitutes and appoints the General Partner and each of its officers his true and lawful agent and attorney-in-fact, with full power of substitution and full power and authority in his name, place and stead to make, execute, sign, acknowledge, swear to, record and file, on behalf of him and on behalf of the Partnership, such documents, instruments and conveyances that may be necessary or appropriate to carry out the provisions or purposes of this Agreement, including, without limitation:

          (i)  this  Agreement and the certificate of  limited partnership
of      the Partnership and all amendments to this Agreement and the
certificate      of limited partnership  of the Partnership required or
permitted by law      or the provisions  of this Agreement including,
without limitation, such      certificates,  agreements  and   amendments
thereto  relating  to   the      admission to the Partnership of Partners
and the increase or decrease of      the amount of the Capital Contributions
of any Partner;

         (ii)  all certificates and other instruments deemed advisable by
the      General Partner  to carry  out the  provisions of  this Agreement
or to      permit the Partnership to become or to continue as a limited
partnership      or  partnership wherein the  Limited Partners have  limited
liability in      any jurisdiction where the Partnership may be doing
business;

        (iii)  all instruments that  the General Partner deems appropriate
to      reflect a change  or modification of this Agreement,  in accordance
with      this  Agreement,  including,  without limitation,  the
substitution  of      assignees as Substituted  Limited Partners pursuant to
 Sections 7.4 and      10.2C and, if required, the filing of certificates to
effect the same;

         (iv)   all  conveyances  and  other  instruments  or  papers
deemed      advisable  by  the   General  Partner  to  effect  the
dissolution  and      termination of the Partnership, including a
certificate of cancellation;

          (v)    all fictitious  or  assumed  name  certificates required
or      permitted to be filed on behalf of the Partnership;

         (vi)   all instruments  or papers  required by  law to  be filed
in      connection with the issuance of limited partnership interests senior
 to      the Units;

        (vii)   all  other instruments  or papers  which may  be  required
or      permitted by law to be filed on behalf of the Partnership; and

       (viii)  all  instruments and filings  required by Section 6111  of
the      Code  ("Registration of  Tax Shelters")  and  Section 6112  of the
Code      relating to maintenance of lists of investors in tax shelters.

     B.   The foregoing power of attorney:

          (i)  is  coupled with an interest, shall  be irrevocable, shall
not      be  affected by  and shall  survive  the subsequent  Incapacity of
each      Limited Partner;

         (ii)   may be  exercised by  the General  Partner either  by
signing      separately  or jointly  as attorney-in-  fact  for each  or all
 Limited      Partner(s)  or, with  or without  listing  all of  the Limited
 Partners      executing an  instrument, by a  single signature of the
General Partner      acting as attorney-in-fact for all of them; and

        (iii)   shall  survive  the delivery  of an  assignment by  a
Limited      Partner of the whole of his Interest; except that, where the
assignee of      the whole of such Limited  Partner's Interests has been
approved  by the      General  Partner  for admission  to  the  Partnership
as  a  Substituted      Limited Partner, the power of attorney of the
assignor shall survive the      delivery of such assignment for the sole
purpose of enabling the General      Partner  to  execute,  swear to,
acknowledge  and  file  any instrument      necessary or appropriate to
effect such substitution.

     C. Each Limited Partner shall execute and deliver to the General Partner within five days after receipt of the General Partner's request therefor such further designations, powers-of-attorney and other instruments as the General Partner deems necessary or appropriate to carry out the terms of this Agreement.


     Section 12.2   Notification to the Partnership or the General Partner

     Any notification to the Partnership or the General Partner shall be sent to the principal office of the Partnership.


     Section 12.3   Binding Provisions

     The covenants and agreements contained herein shall be binding upon and inure to the benefit of the heirs, executors, administrators, permitted successors and assigns of the respective parties hereto.


     Section 12.4   Applicable Law

     This Agreement shall be construed and enforced in accordance with the laws of the State.


     Section 12.5   Counterparts

     This Agreement may be executed in several counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that not all the parties have signed the same counterpart except that no counterpart shall be binding unless signed by the General Partner. The General Partner may execute any document by facsimile signature of a duly authorized officer.


     Section 12.6   Separability of Provisions

     If for any reason any provisions hereof that are not material to the purposes or business of the Partnership or the Limited Partners' Interests are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect those portions of this Agreement that are valid.


     Section 12.7   Entire Agreement

     This Agreement constitutes the entire agreement among the parties. This Agreement supersedes any prior agreement or understanding among the parties and may not be modified or amended in any manner other than as set forth therein.


     Section 12.8   Headings

     The headings in this Agreement are for descriptive purposes only and shall not control or alter the meaning of this Agreement as set forth in the text.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                        KECALP INC.
               General Partner

                                        By: ____________________________

                                        Attest:


                                        By:  ______________________
                                       Secretary

                                        Withdrawing   and   Initial
Limited                                         Partner



_______________________________________
        Robert F. Tully

                                        LIMITED PARTNERS

                                        All  Limited  Partners  now  and
                                    hereafter  admitted  as  limited
                                partners  to   the  Partnership,
                            pursuant to  Powers of  Attorney
                        now  and  hereafter  executed in
                    favor of, and  delivered to, the
                General Partner.

                                        By: KECALP Inc.

                                        By:
            _________________________________



                                                                    EXHIBIT B


                            SUBSCRIPTION AGREEMENT



                        MERRILL LYNCH KECALP L.P. 1997


KECALP Inc., General Partner of Merrill Lynch KECALP L.P. 1997 South Tower World Financial Center 225 Liberty Street New York, New York 10080-6123

Gentlemen:

     By signing the Limited Partner Signature Page and Power of Attorney attached hereto, the undersigned hereby applies for the purchase of the number of limited partner interests (the "Units"), set
 forth below,  in Merrill  Lynch  KECALP  L.P.  1997,  a   Delaware  limited
 partnership (the "Partnership"), at a price of $1,000 per Unit (minimum purchase of five Units), and authorizes Merrill Lynch, Pierce, Fenner & Smith Incorporated to debit his securities account in the amount set forth below for such Units. The undersigned understands that such funds will be held by The Bank of New York, as Escrow Agent, and will be returned promptly in the event that 40,000 Units of the Units offered by the Prospectus are not subscribed for by the Offering Termination Date
(as defined  in the Prospectus).   The undersigned hereby acknowledges
receipt of a copy of the Prospectus, as well as the Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement") of the Partnership attached to the Prospectus as Exhibit A, and hereby specifically accepts and adopts each and every provision of, and executes, the Partnership Agreement and agrees to be bound thereby.

     The undersigned hereby represents and warrants to you as follows:

     1. The undersigned has carefully read the Prospectus and has relied solely on the Prospectus and investigation made by the undersigned or his or her representatives in making the decision to invest in the Partnership.

     2. The undersigned is aware that investment in the Units involves certain risk factors and has carefully read and considered the matters set forth under the captions "Investment Objective and Policies", "Conflicts of Interest", "Risk and Other Important Factors" and "Tax Aspects of Investment in the Partnership" in the Prospectus.

     3. The undersigned is 21 years of age or over, has adequate means of providing for his or her current needs and personal contingencies and has no need for liquidity in this investment.

     4. The undersigned represents that he or she (i) in the case of an employee of Merrill Lynch & Co., Inc. ("ML & Co.") or its subsidiaries, receives a current annual salary which, together with bonus received from ML & Co. or its subsidiaries in respect of 1996, equals at least $100,000; or, if employed for less than a full calendar year, is employed with an annualized gross income from ML & Co. or its subsidiaries of at least $100,000 or (ii) in the case of a non-employee director of ML & Co., (a) has a net worth (exclusive of homes, home furnishings, personal automobiles and the amount to be invested in Units) of not less than $125,000 in excess of the price of the Units for which such investor has subscribed, or (b) has a net worth (exclusive of homes, home furnishings, personal automobiles and the amount to be invested in Units) of not less than $100,000 in excess of the price of the Units for which such investor has subscribed and expects to have during each of the current and the next three taxable years, gross income from all sources in excess of $100,000.

     5. The undersigned represents that the amount of Units to be purchased hereby (i) in the case of an employee of ML & Co. or its subsidiaries, does not exceed an amount that would result in the price of such Units exceeding either (a) 15% of the employee's cash compensation from ML & Co. or its subsidiaries received in respect of 1996 on an annualized basis unless the employee either (x) has a net worth, individually or jointly with the employee's spouse, in excess of $1,000,000 at the time of purchase of the Units, or (y) had an individual income in excess of $200,000 in each of 1995 and 1996 or joint income with the employee's spouse in excess of $300,000 in each of those years and reached or has a reasonable expectation of reaching the same income level in 1997 or (b) 75% of his compensation received in respect of 1996 on an annualized basis, provided that the employee meets the standards of
 (x) or (y) above; or (ii) in the case of a  non-employee director of ML &
Co.,  does not  exceed  an amount  equal  to two   times  the director's
fees (including  committee fees,  but not  including   reimbursements of
expenses) received from ML & Co. during 1996.

     6. The undersigned represents and warrants that the statements contained in Section 7.4D of the Partnership Agreement are true insofar as they relate to the undersigned:

     The undersigned understands and recognizes that:

          (a)  The  subscription may be accepted  or rejected in whole  or
in      part  by the General Partner in its sole and absolute discretion,
except      that, if this subscription is to be accepted in part only,  it
shall not      be reduced to an amount less than $5,000.

          (b)    No  Federal  or  state  agency  has  made   any  finding
or      determination  as  to  the  fairness  for  public  investment,  nor
any      recommendation or endorsement, of the Units.

          (c)   There are restrictions  on the transferability of  the
Units,      there will be no public market for Units, and accordingly, it
may not be      possible for the undersigned readily, if at all, to
liquidate his or her      investment in the Partnership in case of an
emergency.

          (d)  Prior  to any contrary notification to the  General Partner
by      the   undersigned,   the   undersigned  hereby   authorizes   all
cash      distributions to  be made by  the Partnership  to the  undersigned
as  a      Limited Partner to  be credited to the  undersigned's securities
account      at Merrill  Lynch, Pierce, Fenner  & Smith Incorporated as
specified in      the Signature Page and Power of Attorney attached hereto.

     The undersigned hereby acknowledges and agrees that the undersigned is not entitled to cancel, terminate or revoke this subscription or any agreements of the undersigned hereunder and that such subscription and agreements shall survive the disability of the undersigned.

     This Subscription Agreement and all rights hereunder shall be governed by, and interpreted in accordance with, the laws of the State of Delaware.

     In Witness Whereof, the undersigned executes and agrees to be bound by this Subscription Agreement by executing the Limited Partner Signature Page and Power of Attorney attached hereto on the date therein indicated.



                     INSTRUCTIONS FOR PURCHASERS OF UNITS

     Any person desiring to subscribe for Units should carefully read and review the Prospectus and, if he or she desires to subscribe for Units in the Partnership, complete the following steps:

     1. Complete, date and execute the Limited Partner Signature Page and Power of Attorney (sent with Prospectus, on green paper).

     2. Use the sample that follows, to assist you in the accurate completion of the Signature Page.

     3.   Indicate in the four  boxes provided the number of  Units you
would like to  purchase (minimum  5 Units).   If this  amount is  in excess
of 250 Units, your subscription will be entered initially for 250 Units and, if the offering is not fully subscribed at the offering termination date, you will receive as many of the Units you have requested as are available on a pro rata basis based on the amount of Units available subject to the limitations described in the Prospectus.

     4.   Direct Investment Services will, upon receipt of the  acceptance
of your  subscription, enter and  execute an order.   An execution  wire
will be generated to your branch office and a trade confirmation will be made to you. Settlement date will be five (5) business days following execution.

     Your MLPF&S Securities Account will be debited in the amount of $1,000 for each Unit that you purchase.

     5. Cancellations and quantity reductions are difficult to handle after an investor has been accepted and the funds placed in escrow. Nonetheless, if you wish to cancel, contact Andrew Kaufman at (212) 236-7302.



                        MERRILL LYNCH KECALP L.P. 1997              LIMITED
PARTNER SIGNATURE PAGE AND POWER OF ATTORNEY

     The undersigned, desiring to become a Limited Partner of Merrill Lynch KECALP L.P. 1997 (the "Partnership"), pursuant to Section 3.3 or 7.4 of the Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement"), a form of which is included as Exhibit A to the Prospectus of the Partnership dated ___________, 1997 (the "Prospectus"), hereby executes, and agrees to all of the terms of, the Partnership Agreement of the Partnership and agrees to be bound by the terms and provisions thereof. The undersigned further, by executing this Limited Partner Signature Page and Power of Attorney, hereby executes, adopts and agrees to all terms, conditions and representations of the Subscription Agreement included as Exhibit B to the Prospectus. The undersigned further irrevocably constitutes and appoints KECALP Inc., the General Partner of the Partnership, and its successors and assigns with full power of substitution, the true and lawful attorney for the undersigned and in the name, place and stead of the undersigned to make, execute, sign, acknowledge, swear to, deliver, record and file any documents or instruments which may be considered necessary or desirable by the General Partner to carry out fully the provisions of the Partnership
 Agreement,   including,  without  limitation,   the  Partnership Agreement,
the certificate of limited partnership of the Partnership and any amendment or amendments thereto, including, without limitation, amendments thereof for the purpose of increasing or decreasing the capital contribution of any partner and adding and deleting the undersigned and others as the partners in the Partnership, as contemplated by the Partnership
Agreement (which amendment(s) the undersigned hereby joins in and executes, hereby authorizing his Limited Partner Signature Page and Power of Attorney to be attached, if required, to any such amendment) and of otherwise amending the Partnership Agreement from time to time, or cancelling the same. The power of attorney hereby granted shall be deemed to be coupled with an interest and shall be irrevocable and survive and not be affected by the subsequent death, disability, incapacity or insolvency of the undersigned or any delivery by the undersigned of an assignment of the whole or any portion of the interest of the undersigned.
 The place  of residence of the undersigned  is as shown below.
         ALL INFORMATION MUST BE COMPLETED

                      Signature of Limited Partner: _______________________

# of Units applied for (whole Units only)   /x//25/ x $1,000. = Dollar
Amount to be debited from account listed below


                              $  /x//2/5/0/0/0

Does purchase price of Units applied for exceed 15% of your Merrill Lynch
compensation in respect of 1996?  Yes  /x/   No  / /

If so, do you satisfy either of the exceptions specified under "Maximum Purchase by Qualified Investors" on page (51) of the Prospectus? Yes /x/ No / /

Limited Partner Name:  /S/M/I/T/H/                        Last Name
              /J/A/M/E/S/                /Q/                        First
Name                 MI

Social Security/Indiv. Taxpayer ID           ML Account Number
/1/2/3/-/4//5/-/6//7//8//9/          Number /1//0//0/-/9//9//2//0//0/

ML Employee Number /9//8//7//6//5/

Mailing Address:  (As it is to appear on Envelopes)

Name:  /J//A//M//E//S/    /Q/   /S//M//I//T//H/

Home Address:  /2//2//5/   /L//I//B//E//R//T//Y/ /S//T//R//E//E//T/
 /A/P//T/ /2//F/   /B//U//I//L//D//I//N//G/  /#//4/

City:  /N//E//W/  /Y//O//R//K/          State:  /N//Y/  Zip Code:
/1//0//0//8//0/-/6//1//2//3/

Residence State if different from above:  / // /

Home Telephone:  /2//1//2/-/2//3//6/-/7//3//2//3/

Office Telephone:  /2//1//2/-/2//3//6/-/7//3//0//3/

Fax:        /2//1//2/-/2//3//6/-/7//3//6//4/

Are you an active Financial Consultant?  Yes /x/   No  / /

Branch Office # / // // / and F.C. # /0//0//0//0//0/

U.S. Citizen?  Yes  / /   No  / /  If No, What Country or State are you a
Citizen of?    / // // // // // // // // // // // // /

Resident alien  / /     Non-resident alien  / / (If non-resident alien,
please submit Form W-8)




                     (THIS PAGE INTENTIONALLY LEFT BLANK)




=======================================
=================================            TABLE OF CONTENTS
                                      250,000 UNITS OF
                            LIMITED PARTNERSHIP
      Page                INTEREST                                    ----

  Investor Suitability Standards. .  2   Summary of the Offering . . . . .
3   Partnership Expenses  . . . . . .  7   Conflicts of Interest . . . . . .
 7   Fiduciary Responsibility of the     General Partner . . . . . . . .  9
 Risk and Other Important Factors.  9               MERRILL LYNCH
Compensation and Fees . . . . . . 14                KECALP L.P.   The
Partnership   . . . . . . . . 14                    1997   The General
Partner and Its     Affiliates  . . . . . . . . . . 16   Investment
Objective and     Policies  . . . . . . . . . . . 27   Tax Aspects of
Investment in the     Partnership . . . . . . . . . . 34   Summary of the
Partnership     Agreement . . . . . . . . . . . 47   Offering and Sale of
Units. . . . 49   Transferability of Units. . . . . 51   Reports . . . . . .
 . . . . . . . 53   Experts . . . . . . . . . . . . . 53   Legal Matters . .
 . . . . . . . . 54   Exemptions from the Investment     Company Act of 1940
 . . . . . . 54   Additional Information  . . . . . 55   Index to Financial
Statements . . 56


     -----------------------------

  Form of Amended and Restated     Agreement of Limited     Partnership . .
 . . . . . . .Ex. A   Subscription Agreement. . . . .Ex. B                MAY
  , 1997
                                                            MERRILL LYNCH &
CO.


=======================================     =================================




                                    PART C

                              OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(1)  Financial Statements

     Contained in Part A:

          See "Index to Financial Statements" in the Prospectus.

     Contained in Part B

     --   Not Applicable

     Contained in Part C

     --   None

(2)  Exhibits

         (a)(i)    --   Certificate of Limited Partnership of Merrill Lynch
                   KECALP L.P. 1997/(1)/      (a)(ii)   --   Form of Amended
and Restated Agreement of Limited                     Partnership of Merrill
Lynch KECALP L.P. 1997 is included                     as Exhibit A in the
Prospectus      (a)(iii)  --   Subscription Agreement is included in Exhibit
B in the                     Prospectus      (b)  --   Not Applicable
(c)  --   Not Applicable      (d)  --   Copies of Instruments Defining the
Rights of Unitholders/(2)/      (e)  --   Not Applicable      (f)  --   Not
Applicable      (g)  --   Not Applicable      (h)  --   Form of Agency
Agreement      (i)  --   Not Applicable      (j)  --   Form of Escrow
Deposit Agreement      (k)  --   Not Applicable      (l)  --   Opinion and
Consent of Brown & Wood LLP//      (m)  --   Not Applicable      (n)(i)
--   Consent of Independent Accountants      (n)(ii)   --   Form of opinion
of Brown & Wood LLP as to certain tax                     matters//      (o)
 --   Not Applicable      (p)  --   Not Applicable      (q)  --   Not
Applicable                        ----------------- /(1)/     Previously
filed.

/(2)/ Reference is made to the Amended and Restated Agreement of Limited Partnership of Merrill Lynch KECALP L.P. 1997, a form of which is included as Exhibit A in the Prospectus.


ITEM 25.  MARKETING ARRANGEMENTS.

     None.

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

     The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement.

     Registration fees                                         $ 75,758
National Association of Securities Dealers, Inc. fees       25,500
Printing                                                   150,000
Legal fees and expenses                                    125,000
Accounting fees and expenses                                 1,650
Miscellaneous                                               22,092
                                                 ------------
Total                                                $400,000
                                            ============

ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     The General Partner of the Partnership is a wholly-owned subsidiary of Merrill Lynch & Co., Inc.

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES.

     Robert F. Tully, an employee of Merrill Lynch & Co., Inc. purchased a limited partnership interest in the Partnership for $1.00 in order to become the Initial Limited Partner and permit the filing of the Agreement and Certificate of Limited Partnership. This sale was prior to the date of effectiveness of this Registration Statement, as a "private offering" pursuant to the exemption contained in Section 4(2) of the Securities Act of 1933. Upon admission of the purchasers of Units to the Partnership as Limited Partners, Mr. Tully will withdraw from the Partnership and receive a return of his $1.00.

ITEM 29.  INDEMNIFICATION.

     Pursuant to Section 4.7 of the Partnership Agreement, neither the General Partner nor any of its officers, directors or agents shall be liable to the Partnership or the Limited Partners for any act or omission based upon errors of judgment or other fault in connection with the business or affairs of the Partnership so long as the person against whom liability is asserted acted in good faith and in a manner reasonably believed by such person to be within the scope of its authority under the Partnership Agreement and in or not opposed to the best interests of the Partnership, but only if such action or failure to act does not constitute negligence, misconduct or any other breach of fiduciary duty. The General Partner and its officers, directors and agents will be indemnified by the Partnership to the fullest extent permitted by law for any (a) fees, costs and expenses incurred in connection with or resulting from any claim, action or demand against the General Partner, the Partnership or any of their officers, directors and agents that arises out of or in any way relates to the Partnership, its properties, business or affairs and (b) such claims, actions and demands and any losses or damages resulting from such claims, actions and demands, including amounts paid in settlement or compromise (if recommended by attorneys for the Partnership) of any such claim, action or demand; provided, however, that this indemnification shall apply only so long as the person against whom a claim, action or demand is asserted has acted in good faith and in a manner reasonably believed by such person to be within the scope of his or its authority under the Partnership Agreement and in or not opposed to the best interests of the Partnership, but only if such action or failure to act does not constitute negligence, misconduct or any other breach of fiduciary duty.

     Insofar as indemnification for liabilities under the Securities Act of 1933 may be permitted to the General Partner, the Partnership has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against the public policy as expressed in such Act and is therefore unenforceable. If a claim for indemnification against such liabilities under the Securities Act of 1933 (other than for expenses incurred in a successful defense) is asserted against the Partnership by the General Partner under the Partnership Agreement or otherwise, the Partnership will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

     Reference is made to Section 8 of the form of Agency Agreement to be filed as Exhibit (h) hereto, which contains provisions requiring indemnification of the Partnership's principal underwriter by the General Partner and of the Partnership and the General Partner by the Partnership's principal underwriter.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

     Information concerning the General Partner and biographical information for each of the directors and executive officers of the General Partner is contained in Part A of this Registration Statement under the caption "The General Partner and Its Affiliates."

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS.

     The accounts and records of the Partnership will be maintained at the office of the Partnership at South Tower, World Financial Center, 225 Liberty Street, New York, New York 10080-6123.

ITEM 32.  MANAGEMENT SERVICES.

     Not Applicable.

ITEM 33.  UNDERTAKINGS.

     (1) Registrant undertakes to suspend offering of the Common Stock covered hereby until it amends its Prospectus contained herein if (i) subsequent to the effective date of this Registration Statement, its net asset value declines more than 10 percent from its net asset value as of the effective date of this Registration Statement, or (ii) its net asset value increases to an amount greater than its net proceeds as stated in the Prospectus contained herein.

     (2)  Not applicable.

     (3)  Not applicable.

     (4)  Registrant undertakes:

               (a) to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

               (1)  to include any prospectus required by Section 10(a)(3)
of                     the 1933 Act (15 U.S.C. 77j(a)(3));

               (2) to reflect in the prospect any facts or events after the effective date of the registration statement (or the
most                     recent post-effective amendment thereof) which,
                individually or in the aggregate, represent a fundamental
                 change in the information set forth in the registration
                statement; and

               (3)  to include any material information with respect to the plan of distribution not previously disclosed in the
               registration statement or any material change to such
            information in the registration statement;

               (b) that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed
to           be a new registration statement relating to the securities
offered           therein, and the offering of those securities at that time
shall be           deemed to be the initial bona fide offering thereof; and

               (c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (5)  Registrant undertakes that:

               (a) For the purposes of determining any liability under the Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

               (b) For the purpose of determining any liability under the Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (6)  Not applicable.



                                  SIGNATURES

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF NEW YORK AND STATE OF NEW YORK ON THE 15TH DAY OF MAY, 1997.


                                        Merrill Lynch KECALP L.P. 1997

                                        By KECALP Inc., its General Partner


                                        By   /s/ James V. Caruso
                               -------------------------------
                                  James V. Caruso
                     Vice President

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED AND ON THE 15TH DAY OF MAY, 1997.



                  Signature                           Title
 ---------                           -----                  John L.
Steffens*           President and Director (Chief
-----------------------------------     Executive Officer)
(John L. Steffens)          KECALP Inc.


           /s/ Robert F. Tully            Vice President and Treasurer
-----------------------------------     (Chief Financial and
(Robert F. Tully)             Accounting Officer)
               KECALP Inc.


             James V. Caruso*             Vice President and Director
-----------------------------------     KECALP Inc.             (James V.
Caruso)


                                          Vice President and Director
-----------------------------------     KECALP Inc.             Mark B.
Goldfus

             Andrew J. Melnick*           Vice President and Director
-----------------------------------     KECALP Inc.             (Andrew J.
Melnick)


            Patrick J. Walsh*             Vice President and Director
-----------------------------------     KECALP Inc.             (Patrick J.
Walsh)

*By:    /s/ James V. Caruso      ---------------------------
James V. Caruso            Attorney-in-fact



                                EXHIBIT INDEX


Exhibit                                                              Page
No. -------
--------

(n)(i)    --        Consent of Independent Accountants

Exhibit (n)(i)


INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement No. 333-15035, Pre-Effective Amendment No. 2, of our report dated May 14, 1997 relating to the balance sheet of Merrill Lynch KECALP L.P. 1997 as of May 12, 1997 appearing in the Prospectus, which is part of this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.


/s/ Deloitte & Touche LLP

New York, New York May 29, 1997